UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

AZZ INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROVIDING COMPREHENSIVE METAL COATING AND FINISHING CAPABILITIES TO PROTECT INFRASTRUCTURE

AZZ Inc. is the leading independent provider of hot-dip galvanizing and coil coating solutions to a broad range of end-markets. Collectively, our business segments provide sustainable, unmatched metal coating solutions that enhance the longevity and appearance of buildings, products and infrastructure that are essential to everyday life

Founded:
1956

Headquarters:
Fort Worth, Texas

NYSE:
"AZZ" (since 1997)

Sales:
$1.3 billion

Adjusted EBITDA(1):
$267.4 million

Adjusted Earnings Per Share(1):
$3.48

ELECTRONIC DELIVERY OF PROXY MATERIALS
Help us Protect the Environment
We encourage all shareholders to voluntarily elect to receive all proxy materials electronically. This helps reduce the paper mailed to you and supports our goal of minimizing our environmental footprint.
Sign up for E-Delivery at proxyvote.com. Please have your control number available.	Benefits of E-Delivery: • immediate and convenient access to the materials • helps us reduce our impact on the environment • helps reduce our printing and mailing costs
Our Environmental Impact:
Our E-Delivery initiative has resulted in the elimination of 3,570 sets of proxy materials from being produced and mailed. The 3,748 pounds of paper being saved in this process represent the following:
7.5 tons of wood saved; or the equivalent of 44 trees
40,100 gallons of water saved; or the equivalent of 2 swimming pools
47.8 million BTU’s saved; or the equivalent of 56 residential refrigerators operating for one year
2,210 pounds of solid waste saved
33,700 pounds of CO2 equivalent saved; or the equivalent of 3 cars operating for one year
3 pounds of hazardous air pollutants saved
Environmental impact estimates are calculated using the Environmental Paper Network Paper Calculator. For more information, visit www.papercalculator.org.

OUR CULTURE
At AZZ, our culture is defined by our corporate values of Trust, Respect, Accountability, Integrity, Teamwork and Sustainability (T.R.A.I.T.S.). We value our employees by continuously investing in their training and development, including a healthy work-life balance, offering competitive compensation and benefit packages and rigorously encouraging a team-oriented and collaborative environment.
We strive to build, maintain and create a work environment that attracts and retains employees who are high contributors, have outstanding interpersonal and business skills, are engaged in our culture and communities, and who embody our company mission: to create superior value in a culture where people can grow both professionally and personally and where T.R.A.I.T.S. matter.
Trust	We conduct ourselves with honesty, openness and in a manner that is predictable and builds trust.
Respect	We treat each other as we want to be treated (golden rule). When appropriate, we disagree without being disagreeable.
Accountability	We take responsibility for our actions and ownership of results. We do what we commit to, both personally and as a team.
Integrity	We are honest, trustworthy and respectful to each other and ethical in all our activities.
Teamwork	We value collaboration at all levels. We believe that working as a team is more impactful and efficient than working alone.
Sustainability	AZZ employees must work safely at all times and fully abide by safety, health and environmental policies of the Company while looking out for our co-workers.

DEAR VALUED SHAREHOLDERS:
It is our pleasure to invite you to join us for AZZ Inc.’s 2023 Annual Meeting of Shareholders, which will take place on Tuesday, July 11, 2023, at 10:00 a.m. local time, at One Museum Place, 4th Floor, 3100 West 7th Street, Fort Worth, Texas 76107. Details regarding the business to be conducted at the 2023 Annual Meeting are more fully described in the accompanying materials.
All shareholders are invited to attend the meeting. Your vote is very important to our business and continued success. We hope you will exercise your right to vote by following the instructions for voting contained in the Notice Regarding the Availability of Proxy Materials, or the paper or electronic copy of our proxy materials you received for the meeting.
Fiscal Year 2023 Achievements
Fiscal year 2023 was an outstanding year for AZZ both strategically and financially. We successfully completed the acquisition of the Precoat Metals segment of Sequa Corporation on May 13, 2022, followed by the divestiture of the majority interest in our Infrastructure Solutions segment into a joint venture with Fernweh AIS Acquisition L.P. (the “AIS Joint Venture”) on September 30, 2022. These transactions represent AZZ’s strategic transition from a diverse holding company to a focused metal coatings solutions company, which provides sustainable, unmatched metal coatings solutions that enhance the longevity and appearance of buildings, products and infrastructure that are essential to everyday life.
Our strong financial results during fiscal year 2023 reflect the diligence of our management team and employees to navigate the inflationary increases in labor and raw materials and delays in delivery by certain supply chain vendors. We achieved our 36th consecutive year of profitability from continuing operations, increased annual sales by 20.5%, reduced debt by $237.5 million, and returned $22.7 million to our shareholders through cash dividend payments.
In fiscal year 2023, we also (i) published AZZ’s second environmental, social responsibility and governance (ESG) report; (ii) engaged a third-party vendor to assist AZZ with further developing its ESG strategies for performance improvements and setting ESG targets; and (iii) began gathering data and analytics for Scope 3 emissions. Due to these initiatives, AZZ was named in Newsweek’s list of America’s Most Responsible Companies in 2023.
Future Outlook
As we look to the year ahead, we see great possibilities to continue to execute on our long-term strategy, to pursue initiatives to drive growth, maintain our leadership position in the market segments in which we conduct business, and further enhance shareholder value. We are committed to advancing ESG as a strategic priority across our organization and fully integrating Precoat Metals into our sustainability initiatives. Our focus will be to begin executing on our updated key performance indicators, initial internal and external ESG targets and to continue evaluating our clean technology investment opportunities consistent with our corporate strategy. We are dedicated to building a more sustainable future for our business, and continuing to invest in our employees and the communities in which we live and work.
On behalf of the Board of Directors, the management team, and our employees, we thank you for your continued investment in and support of AZZ, and we look forward to seeing you at our 2023 Annual Meeting of Shareholders.
Sincerely,

Thomas E. Ferguson Director, President and Chief Executive Officer	Daniel R. Feehan Chair of the Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Time and Date:	Location:	Record Date:
Tuesday, July 11, 2023, 10:00 a.m., local time	One Museum Place, 3100 West 7th Street, 4th Floor, Fort Worth, Texas 76107
You can attend and vote your shares at the Annual Meeting if you were a shareholder of record of the Company’s Common Stock and Series A Preferred Stock (on an as converted basis) on the close of business on May 12, 2023 (the “Record Date”).

To the Shareholders of AZZ Inc.:
Notice is hereby given that the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of AZZ Inc. (hereinafter, the “Company” or “AZZ”) will be held as follows:
Notice:
A Notice Regarding the Availability of Proxy Materials (the “Notice”) was distributed to shareholders on or about May 30, 2023.
Voting:
Your vote is very important. Even if you intend to be present at the Annual Meeting, please promptly vote in one of the following ways so that your shares may be represented and voted at the Annual Meeting:
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Scan the QR Code provided and vote electronically;

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Call the toll-free telephone number shown in the instructions included on your Notice;

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Vote via the Internet on the website as described in the instructions included on your Notice; or

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If you receive a paper copy of the proxy materials, complete, sign, date, and return your printed copy of the proxy card or voting form.

By Order of the Board of Directors,
Tara D. Mackey
Chief Legal Officer and Secretary
Fort Worth, Texas
May 30, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS
AZZ’s Proxy Statement and Fiscal Year 2023 Annual Report are available at www.proxyvote.com

Non-GAAP Financial Measures
This Proxy Statement, including the Compensation Discussion and Analysis, contains financial measures presented on a non-GAAP basis. AZZ’s non-GAAP financial measures used in this document are as follows: 1) Adjusted earnings per share (“Adjusted EPS”); and 2) EBITDA. See “Appendix B” to this Proxy Statement for additional information concerning these performance measures and a reconciliation of Adjusted EPS for fiscal year 2023 to the most comparable U.S. GAAP financial measure. Further information about non-GAAP measures, including a reconciliation of EBITDA to the most comparable GAAP measures for fiscal year 2023 is available on page 31 of our Annual Report on Form 10-K filed with the SEC on April 25, 2023.

PROXY STATEMENT SUMMARY
The summary below highlights information contained elsewhere in this proxy statement (“Proxy Statement”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references below are supplied to help you find detailed information on each proposal in this Proxy Statement.
2023 Annual Meeting of Shareholders
Date and Time	Place	Notice	Voting	Record Date
July 11, 2023, 10:00 a.m., local time	AZZ Inc., One Museum Place, 4th Floor, 3100 West 7th Street, Fort Worth, Texas 76107	We distributed a Notice Regarding the Availability of Proxy Materials (the “Notice”) on or about May 30, 2023.	Holders of shares of Common Stock and of shares of Series A Preferred Stock (on an as converted basis) as of the Record Date are entitled to vote on all matters.	May 12, 2023
VOTING MATTERS
Item	Company Proposals	Board Vote Recommendation	Page
1.	Election of ten (10) director nominees named in this Proxy Statement.	FOR each director nominee	10
2.	Approval, on an advisory basis, of the Company’s executive compensation program.	FOR	43
3.	Approval of AZZ Inc.’s 2023 Long-Term Incentive Plan.	FOR	85
4.	Ratification of the appointment of Grant Thornton, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2024.	FOR	96
How to Vote
YOU CAN VOTE BY ANY OF THE FOLLOWING METHODS:
QR Code Scan the QR code provided to vote online (www.proxyvote.com);	Internet (www.proxyvote.com) until 11:59 p.m. Eastern Time, on July 10, 2023;	By Mail. Completing, signing and returning your proxy or voting instruction card before July 11, 2023;	Telephone (1-800-690-6903) until 11:59 p.m. Eastern Time, on July 10, 2023; or	In person, at the Annual Meeting, if you are a shareholder of record as of the Record Date. You may deliver a completed proxy card or vote by ballot at the meeting.

1

PROXY STATEMENT SUMMARY
Director Nominees
Name	Age	Director Since	Independent	Other Public Company Boards	Primary Occupation
Daniel E. Berce	69	2000		2	President and Chief Executive Officer, General Motors Financial Company
Paul Eisman	67	2016		—	Former President and Chief Executive Officer, Alon USA Energy, Inc.
Daniel R. Feehan	72	2000		2	Chairman of the Board, FirstCash, Inc.
Thomas E. Ferguson	66	2013		—	President and Chief Executive Officer, AZZ Inc.
Clive A. Grannum	57	2021		—	President, Performance Materials, Materion Corporation
Carol R. Jackson	51	2021		1	Former President, Chief Executive Officer and Chairman of the Board, HarbisonWalker International
David M. Kaden	39	2022		—	Managing Director, Blackstone Tactical Opportunities Group
Venita McCellon-Allen	63	2016		—	Former President and Chief Operating Officer, Southwestern Electric Power Company
Ed McGough	62	2017		—	Senior Vice President, Global Manufacturing and Technical Operations, Alcon, Inc.
Steven R. Purvis	58	2015		—	Former Trustee and Portfolio Manager, Luther King Capital Management
Key Statistics about our Director Nominees
As of FY2023 our Board Members had an Effective Mix of Diversity, Experience and Fresh Perspective

2	2023 Proxy Statement

PROXY STATEMENT SUMMARY
HOW WE THINK ABOUT BOARD REFRESHMENT	Mandatory Retirement Age of 75	Three new highly qualified Directors have joined AZZ’s Board over the past two years.	The Average tenure of our Directors is 8.8 years.
Corporate Governance Highlights
PRACTICE	DESCRIPTION
Board evaluations and refreshment
The Board of Directors annually evaluates its performance as well as each committee and individual director performance. As part of the Board’s evaluation process, directors consider various topics related to Board composition, structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience and backgrounds.

Annual elections	All directors are elected annually, which reinforces our Board of Directors’ accountability to shareholders.
Executive sessions	The independent Board members meet regularly in executive session.
Majority voting standard
Our Bylaws require that, in an uncontested election, each director will be elected by a majority of the votes cast. The number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director.

Director resignation policy
If a nominee in an uncontested election does not receive a majority of the votes cast, he or she is required to promptly tender a resignation to the Board of Directors that is subject to acceptance or rejection by the Board of Directors within 90 days from the date of the certification of the election results.

15% special meeting threshold	Shareholders owning 15% or more of AZZ’s outstanding stock have the right to call a special meeting of shareholders.
One share, one vote	Each share of AZZ Common Stock is entitled to one vote; each share of Series A Preferred Stock (on an as converted basis) is entitled to one vote.

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PROXY STATEMENT SUMMARY
PRACTICE	DESCRIPTION
Independence	A majority of our directors must be independent. Currently, all of our directors other than our CEO are independent, and all of our committees consist exclusively of independent directors.
Committee membership and leadership rotations
The Nominating and Corporate Governance Committee reviews and recommends committee membership. The Board of Directors appoint members of its committees annually and rotates committee and committee chair assignments periodically.

Diversity
The Board of Directors, acting through the Nominating and Corporate Governance Committee, ensures the Company’s Board is diverse, including race, gender, tenure, age, professional expertise, skills and qualifications.

Mandatory Retirement Age for Directors
The Company has a policy requring its directors to retire at age 75. This encourages Board refreshment and provides additional opportunities to maintain a balanced mix of perspectives and experiences to effectively represent the long-term interests of shareholders.

Director maximum outside Boards policy	Directors are expected to serve on no more than four public company Boards (including our Board of Directors).
Director orientation and education	The Nominating and Corporate Governance Committee is responsible for overseeing the Company’s new director orientation program and reviewing the director continuing education process.
Stock ownership	The Company maintains stock ownership guidelines for the Company directors and executive officers.
Strategy and risk oversight
The Board has oversight responsibility for management’s establishment and execution of corporate strategy and has overall responsibility for the effective oversight of enterprise risk, whether financial, operational or strategic.

Management development and succession planning
Our Board periodically reviews and discusses with the Compensation Committee, the Chair of the Board and the Chief Executive Officer, potential successors to the Chief Executive Officer and other members of the Company’s executive management team.

Sustainability & ESG
The Board’s Nominating and Corporate Governance Committee provides oversight of the Company’s ESG policies and sustainability practices. With executive-level sponsorship and Board oversight of the programs, sustainability and ESG have top-down support and is a company-wide priority.

Capital allocation	We disclose our capital allocation policies and priorities and how they are overseen by the Board of Directors and its Committees.
Performance linked to long-term strategy drives incentive awards
A significant portion of our executive officers’ total compensation is based on the Company’s performance and the payouts are contingent upon the attainment of certain pre-established performance metrics and capped to minimize risk.

4	2023 Proxy Statement

PROXY STATEMENT SUMMARY
ESG Oversight Structure
AZZ is committed to growing its business in a sustainable and socially responsible manner. We have structured our sustainability efforts using a framework that focuses on environmental stewardship, social responsibility and corporate governance. AZZ has integrated its ESG targets and initiatives into the Company’s overall business strategy.
APPROACH TO SUSTAINABILITY
Our sustainability framework is integrated into our overall business strategy through our focus areas of environmental stewardship, social responsibility and corporate governance.
We strive to improve the efficiency of our operations, including increasing energy and resource efficiency, lowering greenhouse gas emissions, reducing water consumption, conserving natural resources and offering products and solutions with superior sustainability attributes that meet or exceed our customer’s needs.

ESG OVERSIGHT STRUCTURE

FISCAL YEAR 2023 ESG HIGHLIGHTS
During fiscal year 2023, we made significant progress on a number of ESG initiatives.
Published our second corporate sustainability report, covering fiscal years 2020, 2021 and 2022.
Engaged a third-party consultant to assist AZZ in further developing its ESG strategy, set ESG targets and to improve future operating efficiencies.
Established ESG targets for our Metal Coatings and Precoat Metals segments.
Engaged a third-party consultant to assist AZZ to begin collection of scope 3 emissions data and analytics.
Developed methodologies for AZZ’s business segments to identify and track sales into the low carbon economy markets.
AZZ was named as One of America’s Most Responsible Companies in 2023 by Newsweek.

SUSTAINABILITY FRAMEWORK FOCUS AREAS
Environmental Stewardship	Social Responsibility	Corporate Governance
We strive to provide high quality products and solutions to customers while maintaining compliance with environmental requirements and using raw materials in an environmentally conscious and sustainable manner.	We believe that investing in our people, our communities and our business sustainably will drive long-term value for AZZ and its shareholders.	The Nominating and Corporate Governance Committee provides Board-level oversight to the Sustainability Council, as well as oversight of AZZ’s ESG policies and practices.
Please refer to our website to view our Fiscal Year 2022 Environmental, Social Responsibility and Governance Report. The Company’s website and the information posted on our website is neither a part of this Proxy Statement nor is it incorporated herein.

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PROXY STATEMENT SUMMARY
Environmental Stewardship
AZZ is committed to managing the business in an environmentally responsible manner and actively prioritizes the health and safety of its employees and the environment. Our Board of Directors and the management team oversee the environment, health and safety (“EHS”) practices and program strategy as the Company executes on its goals and initiatives.
ENVIRONMENTAL, HEALTH AND SAFETY GOALS
Meet or exceed all applicable EHS regulations and company standards and continuously monitor and document our progress.	Continuously improve on our environmental performance by monitoring our progress against stated EHS and sustainability targets to promote energy efficiency and to protect and sustain the environment.
Train and equip our employees to identify and mitigate hazards associated with their job.	Reduce our carbon footprint by minimizing emissions, energy and water usage and recycling materials where possible.
Closely monitor our chemical consumption and waste generation in order to efficiently utilize raw materials and minimize and recycle non-product outputs.	Focus on sourcing environmental solutions that will decrease AZZ’s environmental impact.

Contribute to the development and administration of technically and economically sound environmental standards and compliance procedures through seeking input from professional trade groups, regulatory agencies, citizens’ organizations, subject matter experts and our stakeholders.
Communicate our EHS and sustainability progress and targets to our stakeholders.

6	2023 Proxy Statement

PROXY STATEMENT SUMMARY
Commitment to Human Capital Management
We believe our employees are our greatest asset and our success is dependent on the expertise and engagement of our people.
Our Culture

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AZZ understands the importance of employees who feel valued and united through shared beliefs and guiding principles.

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Our values shape our corporate culture, attract highly skilled employees and help them live and perform at their best.

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At AZZ, our employees’ well-being is a priority. We offer Market Place Chaplains and Employee Assistance Programs to all employees.

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We take pride in offering incentives that recognize employee efforts and programs to help improve their quality of life.

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We established the AZZ Cares Foundation to provide assistance to our employees and their families when a personal emergency, disaster or personal hardship occurs.

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AZZ Alertline is available 24/7 in six languages to address concerns and increase accountability.

Our Commitment to Health and Safety

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We strive to incorporate continuous improvement in the health and safety of our facilities by establishing and monitoring our progress against our EHS and sustainability targets.

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We train and equip our employees to identify and mitigate safety hazards associated with their job.

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Our management teams oversee the implementation of training programs for operational safety and hazard reduction and regularly communicate EHS results to our employees.

Our Commitment to Diversity and Inclusion

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More than 51% of our employees are diverse, as reported to the Equal Employment Opportunity Commission on an annual basis.

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We embrace the diversity of our employees, customers, vendors, suppliers, stakeholders and consumers, including their unique backgrounds, experiences, creative solutions, skills and talents.

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We seek to continuously improve our hiring, development, advancement and retention of a diverse talent pool and increase our overall diversity representation.

Named in Newsweek’s list of America’s Most Responsible Companies in 2023
Executive Compensation Highlights
Compensation Philosophy and Objectives
Our key compensation objectives are to
attract and retain high performing, servant minded leaders;	reward results, drive future strategic growth; and	align the interests of our executive officers with those of our shareholders.
We believe our executive compensation program strongly aligns executive pay with the interests of our shareholders. Our executive compensation program provides a combination of salary, short- and long-term incentives, and benefits to align executive officer and shareholder interests.

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PROXY STATEMENT SUMMARY
We use the following principles to achieve these objectives:

A significant portion of our executive officers’ total compensation is based on the Company’s performance and the payouts are contingent upon the attainment of certain pre-established performance metrics and capped to minimize risk.
Performance measures are highly correlated to the creation of shareholder value.
We review and benchmark pay relative to the market median of our executive compensation industry peer group on an annual basis.
Our executive compensation program is designed to drive long-term shareholder value and attract and retain high performing executive talent.
We use annual cash incentive opportunities and equity-based awards to balance the Company’s short- and long-term performance objectives.
Our equity awards are equally weighted between time-vested restricted stock units, which vest ratably over a three-year period, and performance share units, which requires achievement of a pre-determined financial performance metric over a three-year performance cycle.
The Compensation Committee engages an independent executive compensation consultant.
Our Compensation Committee conducts an annual review of all executive compensation program components to ensure alignment with our compensation objectives and the Company’s industry peers.
We have a Compensation Recovery Policy to protect the Company in the event of a financial restatement or an executive officer engages in serious misconduct.
We provide a limited number of employment agreements and executive perquisites.
We have stock ownership guidelines for directors and executive officers.
We grant equity awards with “double-trigger” vesting upon a change in control.

We do not provide tax gross ups.
We do not recycle shares withheld for taxes.
We do not permit pledging or hedging of Company securities.
We do not pay accrued dividends or dividend equivalents on unearned RSUs or PSUs until the awards vest.
We do not reprice underwater equity awards.
We do not implement compensation or incentives that encourage unnecessary or excessive risk-taking.

8	2023 Proxy Statement

PROXY STATEMENT SUMMARY
Fiscal Year 2023 Executive Compensation Program Elements
Category	Compensation Element	Description
Cash	Base Salary
Fixed annual cash compensation based upon experience and responsibilities of the position. Reviewed annually for potential adjustments based on market rates for each position, individual performance and scope of responsibilities.

Annual Incentive Opportunity
Annual cash incentive target for achievement of specific annual financial operating results and a qualitative component relating to the execution of individual performance goals which are consistent with AZZ’s fiscal year 2023 business transformation objectives specifically tailored to each NEO’s specialized skill set and responsibilities.

Long-Term Incentives	Restricted Stock Units
Vest ratably over a three-year period. Settled in shares of AZZ Common Stock. Dividend equivalents accrue with respect to dividends awarded during the vesting period and are not settled until the underlying award vests.

Performance Share Units
Three-year pre-determined financial performance metric settled in shares of AZZ Common Stock. Dividend equivalents accrue during the vesting period and are not paid and settled until the underlying award vests.

Retirement	401(k) Plan	Qualified 401(k) plan available to all U.S. employees. The Company matches 100% of the first 1% and 50% of contributions between 2% and 6% (with a potential total Company match of 3.5%).
Other	Employment Agreements	Sets standard benefits for an NEO and the CEO in the event of termination of employment from the Company.
	Executive Severance Plan	Sets standard benefit guidelines for executives in the event of severance or upon a change in control (for all NEOs except for the Company’s CEO).
	Change-in-Control Agreement	Sets standard benefits for the Company’s CEO upon a change in control.
	Other Benefits	Executive supplemental disability insurance, financial planning services and annual physical exam.
Fiscal Year 2023 Total Direct Compensation Mix

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PROPOSAL 1 – ELECTION OF DIRECTORS
Our Bylaws, as amended and restated, provide that the Board of Directors will consist of up to 12 members, each serving a one-year term. The number of directors is currently fixed at 10. All of the current members of the Board are standing for re-election at the Annual Meeting.
Our Nominating and Corporate Governance Committee has determined that our current Board of Directors’ composition of ten directors is sufficient from a governance perspective. Proxies cannot be voted for a greater number of nominees than the number of nominees named herein. Our Bylaws require that, in an uncontested election, each director will be elected by a majority of the votes cast. If a nominee in an uncontested election does not receive a majority of the votes cast, he or she is required to promptly tender a resignation to the Board of Directors that is subject to acceptance or rejection by the Board of Directors within 90 days from the date of the certification of the election results. In the event an election of directors is contested, the voting standard will be a plurality of votes cast.
The Board of Directors has nominated the directors noted below, for election each to serve a one-year term expiring at the 2024 Annual Meeting of Shareholders. All of the nominees currently serve as members of the Board of Directors with a term expiring at this year’s Annual Meeting. Because these elections are uncontested, a nominee for director must receive a majority of the votes properly cast at the meeting in person or by proxy in order to be elected. This means that the number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director, provided that a quorum is present at the meeting.
Each of the director nominees has consented to serve if elected. If for any unforeseen reason a nominee would be unable to serve if elected, the shareholders of AZZ as of the Record Date of the Annual Meeting may exercise their discretion to vote for a substitute nominee selected by the Board of Directors. However, the Board of Directors has no reason to anticipate that any of the nominees will not be able to serve, if elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED BELOW.

10	2023 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS
Nominees for Election of Directors:
DANIEL E. BERCE
Age: 69 Director Since: 2000 Board Committees: • Audit Committee (Chair) • Compensation Committee
Professional Highlights
Daniel E. Berce serves as President and Chief Executive Officer of General Motors Financial Company, Inc., a global provider of auto finance (formerly AmeriCredit Corp.) and has served in this capacity since its acquisition by General Motors Company in October 2010.
Mr. Berce also served as AmeriCredit Corp.’s Chief Executive Officer from 2005 until 2010, President from 2003 until 2010 and Chief Financial Officer from 1990 until 2003. He served as a director of Americredit Corp. from 1990 to 2010.
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Before joining Americredit Corp., Mr. Berce was a partner with Coopers & Lybrand, an accounting firm.

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Mr. Berce currently serves as a director of FirstCash, Inc., a publicly held international operator of retail pawn stores in the U.S. and Latin America, and chairman of Arlington Asset Investment Corp., a publicly held investment firm investing primarily in mortgage-related assets.

Reason for Nomination
We believe Mr. Berce’s qualifications to serve on the Company’s Board of Directors include his executive level leadership experience, his experience serving as a Chief Executive Officer of a publicly held company and as a director of multiple publicly held companies, as well as his knowledge of corporate governance, executive compensation, accounting and financial expertise.

PAUL EISMAN
Age: 67 Director Since: 2016 Board Committees: • Audit Committee • Nominating and Corporate Governance Committee
Professional Highlights
Paul Eisman formerly served as the President and Chief Executive Officer of Alon USA Energy, Inc., an independent refiner and marketer of petroleum products (“Alon”) from 2010 to 2016 and as a director and the President and Chief Executive Officer of Alon USA Partners, LP. He has more than 30 years of refining experience and executive level leadership expertise in refining production and retail business operations.
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Prior to joining Alon in 2010, Mr. Eisman served as Executive Vice President of Refining and Marketing Operations with Frontier Oil Corporation from 2006 to 2010.

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From 2003 to 2006, he served as Vice President of KBC Advanced Technologies, a leading consulting firm to the international refining industry.

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Mr. Eisman served as Senior Vice President, Planning for Valero Energy Corporation from 2001 to 2002.

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Mr. Eisman also served in various executive leadership roles at Diamond Shamrock Corporation from 1979 to 2001.

Reason for Nomination
We believe Mr. Eisman’s qualifications to serve on the Company’s Board of Directors include his extensive experience in various executive leadership positions in refining production and retail business operations.

11

PROPOSAL 1 – ELECTION OF DIRECTORS
DANIEL R. FEEHAN
Age: 72 Director Since: 2000 Chairman of the Board Since: 2019 Board Committees: • Compensation Committee • Nominating and Corporate Governance Committee
Professional Highlights
Daniel R. Feehan serves as Chairman of the Board of FirstCash, Inc., a publicly held international operator of retail pawn stores in the U.S and Latin America. Previously, Mr. Feehan served as a director of Cash America International, Inc. (“Cash America”) since 1984 and was Cash America’s Executive Chairman from November 2015 until Cash America’s merger with First Cash Financial Services, Inc. (now FirstCash, Inc.) in September 2016.
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From 2000 to 2015, Mr. Feehan served as President and Chief Executive Officer of Cash America.

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From 1990 to 2000, he served as President and Chief Operating Officer of Cash America.

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Mr. Feehan also currently serves as a director of Enova International Inc., a publicly held leading provider of online financial services to non-prime consumers and small businesses.

Reason for Nomination
We believe Mr. Feehan’s qualifications to serve on the Company’s Board of Directors include his executive level leadership experience and ability to provide direction and oversight to the Company’s financial reporting and business controls, specifically his experience as a Chief Executive Officer of a publicly held company, experience in finance, accounting, strategic planning and experience serving as a director of multiple publicly held companies.

THOMAS E. FERGUSON
Age: 66 Director Since: 2013 Board Committees: • None
Professional Highlights
Thomas E. Ferguson has served as a non-independent director and as the Company’s President and Chief Executive Officer since 2013.
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Prior to joining AZZ, he was a consultant and served as interim Chief Executive Officer of FlexSteel Pipeline Technologies, Inc., a provider of pipeline technology products and services in 2013.

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Mr. Ferguson has also served in various executive level leadership roles with Flowserve Corporation, a publicly held global provider of fluid motion and control products, including Senior Vice President from 2006 to 2010, as President of Flow Solutions Group from 2010 to 2012, as President of Flowserve Pump Division from 2003 to 2009, as President of Flow Solutions Division from 2000 to 2002, as Vice President and General Manager of Flow Solutions Division North America from 1999 to 2000 and as Vice President of Marketing and Technology for Flow Solutions Division from 1997 to 1999. Mr. Ferguson retired from Flowserve Corporation in 2012.

Reason for Nomination
We believe Mr. Ferguson’s qualifications to serve on the Company’s Board of Directors include his considerable global business and leadership experience serving as an executive officer of a public company, his domestic and international strategic experience both in the industries in which AZZ operates, and his track record for helping businesses achieve exponential growth, both organically and through acquisitions in the global marketplace.

12	2023 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS
CLIVE A. GRANNUM
Age: 57 Director Since: 2021 Board Committees: • Audit Committee • Compensation Committee
Professional Highlights
Clive A. Grannum has served as President, Performance Materials of Materion Corporation, a leading advanced materials supplier, since 2018.
•
Prior to joining Materion, Mr. Grannum served as Corporate Vice President, Corporate Officer and President — Global Chlorinated Organics at Olin Corporation, a global manufacturer and distributor of chemical products, from 2015 to 2016.

•
Prior to joining Olin, Mr. Grannum held a number of senior leadership roles at Dow Chemical Company, including President, Global Chlorinated Organics and SAFECHEM from 2014 to 2015; Global Managing Director, Plastics Additives, Global Chlorinated Organics and SAFECHEM from 2011 to 2014; and Vice President, Corporate Officer and Global Business Director, Plastics Additives from 2008 to 2011.

•
Prior to joining Dow Chemical, he served as the Vice President of Plastic Additives for Rohm and Haas Company, a global specialty chemical producer, from 2007 to 2008.

•
Mr. Grannum also currently serves as a director on the Boards of the Boys and Girls Clubs of Greater Saint Louis, an organization devoted to inspiring and enabling youth to reach their full potential, and MediNova N.Y., a non-profit organization that provides medical services free of charge to underprivileged communities.

Reason for Nomination
We believe Mr. Grannum’s qualifications to serve on the Company’s Board of Directors include his considerable executive leadership experience, experience in global manufacturing and strategic mergers and acquisitions, business development, process improvement, financial experience and transformational growth in manufacturing based industries.

CAROL R. JACKSON
Age: 51 Director Since: 2021 Board Committees: • Compensation Committee • Nominating and Corporate Governance Committee (Chair)
Professional Highlights
Carol R. Jackson formerly served as President, Chief Executive Officer and Chairman of the Board of HarbisonWalker International, the largest supplier of ceramic refractories in the U.S. with operations in the U.S., Canada, Mexico, Europe, and Southeast Asia and commercial interests globally, from 2017 to 2023 and served as Corporate Officer, Senior Vice President and General Manager from 2014 to 2017.
•
Prior to joining HarbisonWalker, Ms. Jackson served as Corporate Officer, Vice President and General Manager of Carpenter Technology Corporation, a global leader in the development, manufacture, and distribution of cast/wrought and powder metal stainless steels and specialty alloys from 2011 to 2013.

•
Prior to joining Carpenter Technology, Ms. Jackson held various positions with PPG Industries, Inc., a global supplier of paints, chemicals, optical and specialty products and glass, from 1999-2011.

•
Ms. Jackson currently serves as a member of the Board of Directors and a member of the Audit, Nominating and Corporate Governance Committees, and Scientific Advisory Committees of Sensient Technologies Corporation, a leading global developer, manufacturer, and marketer of colors, flavors, and fragrances.

Reason for Nomination
We believe Ms. Jackson’s qualifications to serve on the Company’s Board of Directors include the depth and breadth of her experience in global business operations and industrial manufacturing, executive level leadership experience, mergers and acquisitions, legal experience and public Board experience in the steel and coatings industries.

13

PROPOSAL 1 – ELECTION OF DIRECTORS
DAVID M. KADEN
Age: 39 Director Since: 2022 Board Committees: • None
Professional Highlights
David M. Kaden serves as a Managing Director in the Tactical Opportunities Group at Blackstone Inc, an alternative investment management company, (“Blackstone”), where he is involved in the execution of Blackstone’s investments.
•
Before joining Blackstone in 2015, Mr. Kaden worked at the White House where he was the Director for International Economics on the National Security Council and National Economic Council.

•
He previously served as the assistant chief of staff to the President and CEO of the Federal Reserve Bank of New York.

•
He currently serves as a member of the Board of Directors of ARKA, Draken International and LifeScience Logistics, all privately held companies.

Reason for Nomination
We believe Mr. Kaden’s qualifications to serve on the Board of Directors include his experience in analyzing corporate strategy and investment decisions across multiple industries, experience with Blackstone’s portfolio investments and his other directorships. Additionally, Mr. Kaden was appointed to serve on our Board pursuant to the Securities Purchase Agreement entered into by the Company with Blackstone in connection with the issuance of Convertible Notes to fund, in part, the acquisition of the Precoat Metals segment of Sequa Corporation in 2022. Pursuant to the Securities Purchase Agreement, Blackstone has the right to nominate one director to serve on our Board of Directors.

VENITA MCCELLON-ALLEN
Age: 63 Director Since: 2016 Board Committees: • Audit Committee • Compensation Committee
Professional Highlights
Venita McCellon-Allen formerly served as the President and Chief Operating Officer of Southwestern Electric Power Company (“SWEPCO”), a subsidiary of American Electric Power Company, Inc. (“AEP”), a public utility holding company which engages in the generation, transmission, and distribution of electricity for sale to retail and wholesale customers and held such office from 2010 to 2018.
•
She previously served as Executive Vice President — AEP Utilities East from 2009 to 2010 and Executive Vice President — AEP Utilities West from 2006 to 2009. From 2004 to 2006, Ms. McCellon-Allen served as Senior Vice President Shared Services of AEP responsible for information technology, supply chain management and human resources.

•
From 2000 to 2004, she served as Senior Vice President — Human Resources for Baylor Health Care System, a diversified health care holding company.

•
From 1995 to 2000, Ms. McCellon-Allen held various leadership roles at Central and South West Corp. (“CSW”), in operations, customer service, strategic planning and human resources. During 1997 to 2000, Ms. McCellon-Allen led CSW’s merger integration with AEP. In her last position at CSW, she served as Senior Vice President for Corporate Development and Customer Service.

Reason for Nomination
We believe Ms. McCellon-Allen’s qualifications to serve on the Board of Directors include her considerable business and executive level leadership experience in operations, corporate governance, external affairs, regulatory matters, merger integration, talent development and executive compensation all within and outside of the energy industry.

14	2023 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS
ED MCGOUGH
Age: 62 Director Since: 2017 Board Committees: • Compensation Committee (Chair) • Nominating and Corporate Governance Committee
Professional Highlights
Ed McGough has served as the Senior Vice President of Global Manufacturing and Technical Operations at Alcon, Inc. (“Alcon”), since 2008. Alcon is the global leader in eye care developing, manufacturing and distributing innovative medical devices for eye care needs. Mr. McGough joined Alcon in 1991 as a Manager of Quality Assurance and Regulatory Affairs in Alcon’s Pennsylvania facility. He has held various other leadership positions at Alcon in both Fort Worth, Texas and Puerto Rico, including: Director of Quality Assurance from 1992 to 1994; Director of Operations from 1994 to 1996; Director of Manufacturing from 1996 to 2000; and Vice President and General Manager of Manufacturing in Fort Worth, Texas and Houston, Texas from 2000 to 2006. Following these roles, he has served as Vice President, Manufacturing, Pharmaceutical Operations, responsible for Alcon’s pharmaceutical plants in the United States, Brazil, Mexico, Spain, Belgium and France. Additionally, he has led the separation of the Alcon manufacturing plant operational systems from the company network to establish a more robust cyber security environment.
•
Prior to joining Alcon, Mr. McGough served in various quality engineering and management roles with Baxter Healthcare Corporation from 1983 to 1991.

Reason for Nomination
We believe Mr. McGough’s qualifications to serve on the Board of Directors include: (i) his executive level leadership and international experience in global manufacturing, distribution and global supply chain; and (ii) his experience integrating acquired medical device companies into Alcon which aligns well with our Company’s long term acquisition strategy.

STEVEN R. PURVIS
Age: 58 Director Since: 2015 Board Committees: • Audit Committee • Nominating and Corporate Governance Committee
Professional Highlights
Steven R. Purvis formerly served as a Principal of Luther King Capital Management, a provider of investment management services (“LKCM”), as an Equity Portfolio Manager responsible for the firm’s Small Cap, Small-Mid Cap and Mid Cap Investment Strategies until 2021. Mr. Purvis joined LKCM in 1996 and continues to serve as a Trustee to the LKCM Funds.
•
His prior roles include investment analyst responsibilities at Roulston Research from 1993 to 1996 and Waddell & Reed, Inc. from 1990 to 1993.

•
Mr. Purvis brings over 35 years of public market investment experience to the Company’s Board of Directors and has led and participated in many venture capital, private equity, and real estate investments.

•
Mr. Purvis currently serves as a Trustee for the Fort Worth Employees Retirement Fund.

•
Mr. Purvis is a Chartered Financial Analyst and earned both his B.A. and M.B.A. in Business Administration from the University of Missouri

Reason for Nomination
We believe Mr. Purvis’s qualifications for serving on the Board of Directors includes his distinguished career as a portfolio manager in the public equity markets with a focus on small to mid-cap companies, experience in analyzing corporate strategy and investment decisions across multiple industries and his ability to add an additional layer of financial analytics to the Board’s deliberations.

15

PROPOSAL 1 – ELECTION OF DIRECTORS
Summary of Director Experience, Qualifications, Attributes and Skills
Our Board of Directors, acting through the Nominating and Corporate Governance Committee, ensures the Company’s Board has diverse professional expertise, strong skills and qualifications. The Board believes that the collective combination of backgrounds, skills and experience levels of its members has established a Board that is well equipped to exercise independent and robust oversight responsibilities for AZZ’s shareholders and to help guide the Company’s management team in achieving AZZ’s short- and long-term strategic objectives.
Summary of Director Experience, Qualifications, Attributes and Skills	Berce	Eisman	Feehan	Ferguson	Grannum	Jackson	Kaden	McCellon-Allen	McGough	Purvis
CEO/Senior Executive Leadership Experience
Financial Expertise
Manufacturing and Distribution Expertise
Technological Expertise
International Experience
Strategic Planning and Oversight
Corporate Governance
Mergers and Acquisitions
Digital Technology
Race/Ethnicity
African American
Asian/Pacific Islander
White/Caucasian
Hispanic/Latino
Native American
Gender
Male
Female

16	2023 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS
HOW WE THINK ABOUT BOARD REFRESHMENT	Mandatory Retirement Age of 75	Three new highly qualified Directors have joined AZZ’s Board over the past two years.	The Average tenure of our Directors is 8.8 years.

17

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Corporate Governance
The Board of Directors believes that strong corporate governance is a prerequisite to the continued success of the Company. The Board of Directors has adopted formal, written Corporate Governance Guidelines designed to strengthen AZZ’s corporate governance. Among other things, the guidelines contain standards for determining whether a director is independent, based upon the independence requirements of the New York Stock Exchange (the “NYSE”). The Nominating and Corporate Governance Committee is responsible for overseeing and reviewing the Company’s Corporate Governance Guidelines and Code of Conduct at least annually and recommending any proposed changes to the full Board of Directors for its approval. The Company’s Code of Conduct is applicable to all of our directors, officers and employees, to provide greater emphasis on evolving legal and regulatory requirements and best practices. The Corporate Governance Guidelines, Code of Conduct, Vendor Code of Business Conduct, Environmental Health and Safety Policy, Human Rights Policy and charters for the Audit, Compensation and Nominating and Corporate Governance Committees are available on the Company’s website at www.azz.com, under the heading “Investor Relations — Corporate Governance.”
You may also obtain a copy of these documents by making a request to:	AZZ Inc. Investor Relations One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107	Telephone: 817-810-0095 Fax: 817-336-5354 Email: info@azz.com
Environmental, Social and Governance (“ESG”) Oversight and Activities
AZZ is committed to growing its business in a sustainable and socially responsible manner. We have organized our sustainability efforts using a framework that focuses on environmental stewardship, social responsibility, corporate governance, and integrated our sustainability strategy and initiatives into our overall business strategy.
SUSTAINABILITY FRAMEWORK FOCUS AREAS
ENVIRONMENTAL STEWARDSHIP	SOCIAL RESPONSIBILITY	CORPORATE GOVERNANCE
We strive to provide high quality products and solutions to customers while maintaining compliance with environmental requirements and using raw materials in an environmentally conscious and sustainable manner.	We believe that investing in our people, our communities and our business sustainably will drive long-term value for AZZ and its shareholders.	The Nominating and Corporate Governance Committee provides Board-level oversight to the Sustainability Council and AZZ’s ESG policies and practices.
The Company formed a Sustainability Council with members selected based on their knowledge of sustainability issues, their functional expertise and their ability to integrate sustainability into our operations and corporate culture. The Board’s Nominating and Corporate Governance Committee provides oversight to the Company’s ESG policies and sustainability practices. AZZ’s Chief Legal Officer updates the Nominating and Corporate Governance Committee on the progress of the Company’s sustainability efforts and the Sustainability Council’s recommendations on continuing to improve the Company’s ESG initiatives.

18	2023 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
FISCAL YEAR ESG HIGHLIGHTS
During fiscal year 2023, we made significant progress on a number of ESG initiatives.
Published our second corporate sustainability report, covering fiscal years 2020, 2021 and 2022.	Engaged a third-party consultant to assist AZZ in further developing its ESG strategy, set ESG targets and improve future operating efficiencies.
Established ESG targets for our Metal Coatings and Precoat Metals segments.	Engaged a third-party consultant to assist AZZ with collecting scope 3 emissions data and analytics.
Developed methodologies for AZZ’s business segments to identify and track sales into the low carbon economy markets.	AZZ was named as One of America’s Most Responsible Companies in 2023 by Newsweek.
With executive-level sponsorship and Board oversight of the program, sustainability has top-down support and is a company-wide priority. As part of our commitment towards good corporate citizenship, we have adopted a Vendor Code of Business Conduct, Environmental Health and Safety Policy and a Human Rights Policy, all of which are available online, in all languages we conduct business, at www.azz.com/ESG.
ESG Oversight Structure

19

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
We remain dedicated to advancing ESG as a strategic priority across our organization while we stay focused on driving growth, enhancing shareholder value, reducing our impact on the environment and continuing to invest in our employees and the communities in which we live and work.
OUR FOCUS CONTINUES TO BE TO ENHANCE OUR ESG PERFORMANCE BY:
developing and setting targets for AZZ’s material ESG topics;	enhancing strategies for performance efficiency improvements; and	evaluating our clean technology investment opportunities consistent with our corporate strategy.
Our efforts this past year have focused on evaluating alternative opportunities to improve our energy consumption, carbon emissions and to increase workplace safety, and diversity, equity and inclusion efforts.
We believe that investing in our people and operating our business safely and sustainably will drive long-term value for AZZ and its shareholders. We are committed to continuously improving our sustainability policies and practices.
WE STRIVE TO:
improve the efficiency of our operations;	focus on increasing energy and natural resource efficiency;	lower greenhouse gas emissions;	reduce water consumption; and	provide sustainable, unmatched metal coating solutions that enhance the longevity and appearance of buildings, products and infrastructure that are essential to everyday life.
Our Culture
At AZZ, our culture is defined by our corporate values of Trust, Respect, Accountability, Integrity, Teamwork and Sustainability (T.R.A.I.T.S.). We value our employees by continuously investing in their training and development, including offering a healthy work-life balance, providing competitive compensation and benefit packages, encouraging a team-oriented and collaborative environment, and open communication amongst our employees. We strive to build, maintain and create a work environment that attracts and retains employees who are high contributors, have outstanding skills, are engaged in our corporate culture and communities and who embody our mission. AZZ’s mission is to create superior value in a culture where people can grow both professionally and personally and where T.R.A.I.T.S. matter.
Attracting, developing and retaining the best talent in our industry is crucial to all aspects of AZZ’s long-term strategy and continued success. We recognize that a highly engaged workforce directly contributes to our efforts to improve AZZ’s sustainability performance, and we believe employees are inspired to go the extra mile if they personally identify with and are aligned with their organization’s business.

20	2023 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE

Trust	We conduct ourselves with honesty, openness and in a manner that is predictable and builds trust.
Respect	We treat each other as we want to be treated (golden rule). When appropriate, we disagree without being disagreeable.
Accountability	We take responsibility for our actions and ownership of the results. We do what we commit to, both individually and as a team.
Integrity	We are honest, trustworthy and respectful to each other and ethical in all our business activities.
Teamwork	We value collaboration at all levels. We believe that working as a team is more impactful and efficient than working alone.
Sustainability	AZZ employees must work safely at all times and fully abide by safety, health and environmental policies of the Company while looking out for our co-workers.
Diversity and Inclusion
We embrace the diversity of our employees, customers, vendors, suppliers, stakeholders and consumers, including their unique backgrounds, experiences, creative solutions, skills and talents. Everyone is valued and appreciated for their distinct contributions to the continued growth and sustainability of our business.
Equal opportunity employment is a fundamental principle of our Company, where employment and applications for employment are evaluated based upon an applicant’s capabilities and qualifications without discrimination based on actual or perceived race, color, religion, sex, age, national origin, disability, genetic information, marital status, veteran status, sexual orientation, or any other protected characteristic as established by applicable local, state, federal law or international laws. Equal opportunity and inclusion are incorporated into all of AZZ’s policies and procedures relating to recruitment, hiring, retention, promotions, compensation, benefits, discipline, termination and all of AZZ’s other terms and conditions of employment. We seek to continuously improve our hiring, development, advancement and retention of a diverse talent pool and increase our overall diversity representation.

21

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Percentage of Employees by Gender for Fiscal Year 2023
U.S. EMPLOYEES		GLOBAL EMPLOYEES
Women	Men	Women	Men
14.3%	85.7%	13.8%	86.2%
Percentage of Employees by Age for Fiscal Year 2023
Under 20	20 – 30	31 – 40	41 – 50	51 – 60	>61
0.8%	20.2%	23.6%	23.0%	22.0%	10.3%
Employee Compensation and Benefits
We are committed to paying our employees competitive and fair compensation that is commensurate with their position and performance and is competitive in the markets in which they work. We conduct regular surveys of the market rates for jobs to ensure that our compensation is competitive. We offer annual merit-based increases, as well as annual short- and long-term incentive packages that are aligned with the Company’s key business objectives and are intended to motivate and reward superior shareholder return.
We believe our employees are critical to the success of our business and we structure our benefits package to attract and retain a highly talented and engaged workforce. We are continuously evaluating our programs to adapt to our employees’ and their family’s needs, market trends, and to provide comprehensive health, wellness and quality of life coverage. Our programs vary by location, but most include the following benefits:
EMPLOYEE COMPENSATION AND BENEFITS
HEALTH	FINANCIAL	WORK/LIFE

•
Medical, Dental and Vision

•
Medical Insurance Premium Reduction

•
Health Screenings

•
Prescription Drug Coverage

•
24/7/365 Virtual and Telehealth Services

•
Annual Free Flu Immunizations and Bio Screenings

•
Employee Assistance Program

•
Competitive Base Salaries

•
Hourly Overtime and Shift Differential Pay

•
Annual Cash Incentive Program

•
Employee Stock Purchase Plan

•
100% 401(k) match for the first 1% and 50% match between 2% and 6%

•
Pre-tax Contributions to Eligible Savings Accounts

•
Tuition reimbursement

•
Company/Voluntary Life Insurance

•
Paid Time Off and Holiday Pay and Flexible Work Arrangements

•
Accidental Death & Dismemberment

•
Paid Short-Term and Long-Term Disability

•
Paid Sick and Safe Leave

•
Family Emergency Leave

•
Military Leave

•
Marketplace Chaplains

Growth and Development
We invest in and provide ongoing development and continuous learning opportunities for all AZZ employees. AZZ supports enterprise-wide training and development by offering a variety of instructor-led and self-paced learning programs ranging in audience from individual contributors to supervisors and executive leadership. We also provide a variety of resources to help our employees grow professionally and personally and build new skills, including (i) online development courses containing unlimited access to more than 4,500 learning modules, (ii) continuing education credits, and (iii) learning preferences such as in-person seminars, videos and webinars. AZZ also provides tuition assistance for employees enrolled in higher education programs directed at improving their performance or helping them prepare for future leadership roles within the Company. We also emphasize individual development training as part of our annual performance goal setting process.
Annually, all employees have the opportunity and are encouraged to provide feedback on their employee experience through an anonymous and confidential employee survey. The feedback received through this survey is used to drive actions to improve the overall experience for employees across the Company, as well as to support continuous improvement in leader effectiveness and to enhance our corporate culture.

22	2023 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE

Online Courses and Learning Modules
Continuing Education Credits
In-Person Seminars, Videos and Webinars
Tuition Assistance
Annual Goal Setting
Employee Surveys
Growth and Development

Health and Safety
Core to our corporate values and T.R.A.I.T.S., AZZ emphasizes safeguarding our people and fostering a culture of safety awareness that promotes the wellbeing of our employees, contractors and business partners. We maintain a safety culture grounded on the premise of eliminating workplace incidents, risks and hazards, while operating and delivering our work responsibly and sustainably. AZZ has created and implemented training and audit processes and incident learning communications to help mitigate safety events and to reduce the frequency and severity of accidents in the future. AZZ has safety teams and has a formal mentor training program that includes a diverse group of management and hourly employees that contribute to the overall safety culture of our facilities.
The Company reviews and monitors safety performance closely. Our ultimate goal is to achieve zero serious injuries through continued investments in, and focus on, core safety programs and injury reduction initiatives. The Company utilizes a mixture of leading and lagging indicators to assess the health and safety performance of our operations. Lagging indicators include the Occupational Safety & Health Administration: (i) Total Recordable Incident Rate (“TRIR”); (ii) Lost Time (or Lost Workday) Incident Rate (“LTIR”) based upon the number of incidents per 100 employees. (or per 200,000 work hours); and (iii) Days Away, Restricted or Transferred Rate (“DART”). Leading indicators include reporting of all near miss events, as well as environmental, health and safety coaching and engagement. In fiscal year 2023, AZZ had another year of zero work related employee fatalities at 61 locations throughout the United States and Canada.
Environmental Stewardship
AZZ is committed to managing our business in an environmentally responsible manner and prioritizing health and safety. Our Board of Directors and management continue to oversee our environment, health and safety (“EHS”) practices and guide our strategy as we progress our goals and initiatives.

23

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE

ENVIRONMENTAL, HEALTH AND SAFETY GOALS
Meet or exceed all applicable EHS regulations and company standards and continuously monitor and document our progress.	Continuously improve on our environmental performance by monitoring our progress against stated EHS and sustainability targets to promote energy efficiency and to protect and sustain the environment.
Train and equip our employees to identify and mitigate hazards associated with their job.	Reduce our carbon footprint by minimizing emissions, energy and water usage and recycling materials where possible.
Closely monitor our chemical consumption and waste generation in order to efficiently utilize raw materials and minimize non-product outputs.	Focus on sourcing environmental solutions that will decrease AZZ’s environmental impact.

Contribute to the development and administration of technically and economically sound environmental standards and compliance procedures through seeking input from professional trade groups, regulatory agencies, citizens’ organizations, subject matter experts and our stakeholders.
Communicate our EHS and sustainability progress and targets to our stakeholders.
Named in Newsweek’s list of America’s Most Responsible Companies in 2023

AZZ Inc. was named to Newsweek’s list of America’s Most Responsible Companies for 2023. This prestigious award is presented by Newsweek and Statista Inc., based upon publicly available key performance indicators derived from ESG reports and independent corporate reputation surveys about U.S. Citizens’ perception of company activities related to corporate social responsibility. AZZ was ranked 139 out of 500 domestic U.S. companies.

AZZ Cares Foundation

Caring is our culture. AZZ established the AZZ Cares Foundation in 2018, a 501(c)(3) non-profit organization dedicated to providing charitable support and assistance to AZZ employees and their families when impacted by an emergency, disaster, or personal hardship. The Foundation also provides charitable financial support to other non-profits located in the communities in which AZZ employees live and work. More information on the AZZ Cares Foundation may be found at www.azzcaresfoundation.org.

24	2023 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Community Involvement
Our commitment to supporting people extends beyond just our employees. A large number of our employees are connected and involved in the communities where we operate. AZZ and its employees donate money, time, skills and resources to support many non-profit organizations and charitable programs in communities in which we live and work, including youth development programs, university research endowments, internships, local food pantries and several charitable organizations.

AZZ recognizes the need to invest in the next generation of industry professionals. That commitment led AZZ to establish two fellowships in the Department of Materials Science and Engineering at Texas A&M University. The AZZ Faculty Fellowship in Materials Science and Engineering and the AZZ Graduate Fellowship in Materials Science and Engineering provide funds to support faculty and students in the department.

Since 1980, Make-A-Wish has granted hundreds of thousands of one-of-a-kind wish experiences worldwide. Last year, Make-A-Wish of North Texas granted 304 wishes with the help of volunteers, donors and the community. AZZ has contributed to Make-A-Wish of North Texas’s two major fundraisers — Wranglers and Wishes and Wish Upon a Par. For the past several years, in addition to being a wish grantor, AZZ’s Senior Vice President of Marketing has served as a Council Member on the Southwest Regional Council of Make-A-Wish for over a decade.

Ronald McDonald House of Fort Worth is a local charitable organization that provides a home away from home for families of critically ill children that are admitted into one of the local hospitals in Fort Worth. The Ronald McDonald House co-located with the Cook Children’s Hospital in Fort Worth frequently hosts families of hospitalized children for meals and a gathering place when not at the hospital with their child. Additionally, the Ronald McDonald House has two major fundraisers every year — Roadhouse and Wild Game Dinner — for which AZZ is a contributor.

The AZZ Care Team (ACT) is a network of site-formed teams of servant leaders who discern the personal, professional and spiritual needs of their co-workers, their families and communities, and channel support to meet those needs when possible and appropriate. The purpose of ACT is to demonstrate unconditional care to every employee to foster a culture in which people have an opportunity to grow spiritually, personally and professionally.

25

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Our Shareholder Engagement Program
BOARD-DRIVEN ENGAGEMENT

Our Nominating and Corporate Governance Committee oversees the shareholder engagement process and regularly reviews and assesses shareholders’ input. Our Compensation Committee receives regular reports on shareholders’ input on compensation. Both our Chair of the Board and our executive management team play a central role in our Board of Directors’ shareholder engagement efforts. Our other directors may also participate in meetings with shareholders.

COMMITMENT CODIFIED IN GOVERNING DOCUMENTS

Our Corporate Governance Guidelines and our Nominating and Corporate Governance Committee’s charter codify our Board of Directors’ oversight of shareholder engagement; they reflect our Board of Directors’ understanding of the critical role shareholder engagement has as a routine part of our governance.

Process Overview
Our Chair of the Board and members of our executive management team regularly engage with shareholders on a variety of topics and carefully consider the feedback we receive to take action when appropriate.
We have increased our shareholder engagement communications, enhanced the Company’s strategic content and built stronger relationships with the investor community through our Senior Vice President of Marketing, communications and investor relations.
The feedback we receive from our shareholders provides our board and executive management team with insights into the scope of topics important to our shareholders.
Key Engagement Topics Discussed with Shareholders
Board Composition, Refreshment and Diversity
Board Oversight of Corporate Strategy and Risk Management
Human Capital Management
ESG Disclosure and Reporting
Environmental and Social Issues
Shareholder Engagement and Activism

Year-round engagement and board reporting

Our Investor Relations team conducts regular, year-round outreach to shareholders through in-person meetings, video conferences and by phone to obtain their feedback on our short- and long-term strategies and how our strategic initiatives lineup with macro and micro economic trends in the markets that we sell into and service. Our Investor Relations team provides periodic company updates throughout the year to our institutional shareholders, driving awareness of our significant corporate governance matters, environmental and social initiatives and any applicable changes in our Board or executive management.

Transparent and informed governance enhancements

Our Nominating and Corporate Governance Committee routinely reviews and provides feedback on our governance practices and policies, including our shareholder engagement practices. Shareholders’ feedback is regularly shared with our Board of Directors, its committees and management. In addition to shareholders’ sentiments, our Board of Directors considers trends in governance practices and regularly reviews the voting results of our shareholders’ meetings, the governance practices of our peers and current trends in governance.

26	2023 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
By the Numbers: Depth of Shareholder Engagement during Fiscal Year 2023

We regularly contact our

Top 10

shareholders to discuss updates about the Company

Our Top 10 institutional shareholders represent

56%

of our shares outstanding

283

Shareholders represent 88% of our total institutional ownership

In addition, we met with

142

current and prospective shareholders

We participated in

14

shareholder engagement conferences during the year

What we Learned from our Meetings with Shareholders
Our engagement initiatives have covered a wide range of important governance topics, operations, and strategic initiatives providing valuable insights and feedback regarding the following areas of investor focus:
ENGAGEMENT TOPICS
Continuous focus on board refreshment and diversity	Board oversight of ongoing strategic initiatives and enterprise risk management
Sustainability, corporate responsibility and AZZ’s ESG commitments	Human capital management
Financial performance and deleveraging	Shareholder engagement

27

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Demonstrated Track Record of Responsiveness to Shareholders and Other Stakeholders
Our Board of Directors evaluates and reviews input from our shareholders in considering their independent oversight and the Company’s strategic objectives. As part of our commitment to robust engagement with our shareholders and other stakeholders, we evaluate and respond to the views voiced by our shareholders, including voting results from our annual meetings of shareholders. Our continuing dialogue has led to enhancements in corporate governances, ESG and executive compensation practices, which our Board of Directors believes are in the best interest of the Company and its shareholders.
New Director Orientation
The Nominating and Corporate Governance Committee is responsible for overseeing the Company’s new director orientation program. New directors participate in an orientation program that assists new directors in becoming active, knowledgeable and effective Board members. The Company’s Chief Legal Officer and Secretary is responsible for administering the program and reporting to the Nominating and Corporate Governance Committee the status of the orientation process with respect to each new director. Orientation includes a visit to the Company’s corporate headquarters for a personal comprehensive briefing by senior management on AZZ’s strategic plans, significant financial, accounting, enterprise risk management, and compensation practices, as well as an overview of the Company’s key policies and various responsibilities of the Board and its Committees.
Continuing Director Education
AZZ encourages continuing director education for its Board members to keep current on relevant macro and micro economic trends in business, corporate governance best practices and various issues pertaining to AZZ’s markets and the industries in which it participates. The Company provides continuing director education through individual speakers who make relevant presentations in connection with in-person Board meetings. The Company’s Chief Legal Officer and Secretary monitors pertinent developments in director education and recommends certain relevant outside programs for the Board members to attend. The Nominating and Corporate Governance Committee reviews the director education process to ensure the continuing education provided remains relevant and helpful.
Directors’ Attendance at Board and Committee Meetings and at the Annual Meeting of Shareholders
Our Board of Directors met 10 times during fiscal year 2023. Although we have no formal policy on the matter, all directors are encouraged to attend, and typically have attended, our annual meeting of shareholders. Each director who was a member of the Board in fiscal year 2023 attended the 2022 Annual Meeting of Shareholders.

Each director who was a member of the Board in fiscal year 2023 attended more than 75% of the regularly scheduled and special Board and Board committee meetings on which he or she served that were held during the fiscal year.

Board Committees
The Board of Directors has established three standing Board committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee is governed by a charter that is reviewed annually and revised as deemed necessary. A copy of each charter is available on the Company’s website at www.azz.com under the heading “Investors”. Mr. Ferguson and Mr. Kaden do not serve on any Board committees. Information about each of the Board committees, including membership for the fiscal year ended February 28, 2023, is set forth below.

28	2023 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
AUDIT COMMITTEE
Daniel E. Berce* (Chair) Members • Paul Eisman • Clive A. Grannum • Venita McCellon-Allen • Steven R. Purvis* Independent Members: 5 *Financial Experts: 2 Number of Meetings in FY2023: 6
Key Responsibilities
•
Oversees the Company’s accounting, auditing, financial reporting, systems of internal controls regarding finance and accounting and corporate finance strategy;

•
Directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm;

•
Pre-approves all auditing services and permitted non-audit services to be performed for the Company by its independent auditor;

•
Reviews and discusses with management (i) the guidelines and policies that govern the processes by which the Company assesses and manages its exposure to risk; and (ii) the Company’s major financial and other risk exposures including cybersecurity risk, and the steps management has taken to monitor and control such exposures;

•
Meets regularly in executive session with the Company’s management, internal and independent auditors; and

•
Reviews and approves any proposed related-party transactions consistent with the Company’s policy regarding such transactions and reports any findings to the full Board.

Independence / Qualifications
•
All Committee members are independent under the NYSE listing standards and the independence requirements applicable to Audit Committee members under SEC rules.

•
All Committee members are financially literate in accordance with NYSE listing standards and two members qualify as Audit Committee financial experts under SEC rules.

COMPENSATION COMMITTEE
Ed McGough (Chair) Members • Daniel E. Berce • Daniel R. Feehan • Clive A. Grannum • Carol R. Jackson • Venita McCellon-Allen Independent Members: 6 Number of Meetings in FY2023: 6
Key Responsibilities
•
Establishes, oversees and adjusts the Company’s incentive-based compensation plans, sets compensation for our CEO and approves compensation for the other executive officers;

•
Reviews and discusses with management the Compensation Discussion & Analysis to be included in the Company’s annual report and proxy statement;

•
Reviews and approves employment agreements, severance agreements or other significant matters relating to the Company’s CEO and other executive officers, including the annual performance review of the CEO;

•
Assists the Board in its oversight of the development, implementation and effectiveness of our policies and strategies relating to our human capital management function, (including: recruiting; retention; career development; management succession; and diversity and employment practices);

•
Reviews with management and recommends to the Board changes in the Company’s compensation structure and programs and its competitiveness as an employer; and

•
Administers the Company’s Compensation Recovery Policy allowing AZZ to recoup incentive-based compensation paid to applicable officers and employees in the event of a financial restatement or misconduct.

Independence / Qualifications
•
All Committee members are independent under the NYSE listing standards and the independence requirements applicable to Compensation Committee members under NYSE rules and the heightened independence requirements under SEC rules.

29

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE(1)
Carol R. Jackson (Chair)(1) Members • Daniel R. Feehan • Paul Eisman • Ed McGough • Steven R. Purvis Independent Members: 5 Number of Meetings in FY2023: 4
Key Responsibilities
•
Identifies potential individuals qualified to become members of the Board consistent with criteria approved by the Board;

•
Recommends director candidates to the Board for election at the annual meetings of shareholders or to fill vacancies pursuant to the Company’s Bylaws;

•
Recommends director nominees to the Board for each Board committee and the chair of the Board;

•
Responsible for establishing and overseeing AZZ’s Corporate Governance Guidelines, Code of Conduct and the director nomination process;

•
Provide oversight of AZZ’s ESG policies and sustainability practices that are of significance to AZZ and its shareholders;

•
Regularly reviews and makes recommendations to the Board regarding director compensation; and

•
Leads an annual process for evaluating the performance of the Board as a whole and each of the Board committees and report its findings and recommendations to the Board.

Independence / Qualifications
•
All Committee members are independent under the NYSE listing standards.

(1)
On January 19, 2023, Ms. Jackson was appointed to serve as the Chair of the Nominating and Corporate Governance Committee.

Director Nomination Process
The Board is responsible for recommending director candidates for election by the Company’s shareholders and for electing directors to fill vacancies or newly created directorships. The Board has delegated the screening and evaluation process for director candidates to the Nominating and Corporate Governance Committee who identifies, evaluates and recruits highly qualified director candidates and recommends them to the Board.
Director Independence
It is our policy that the Board of Directors will at all times consist of a majority of independent directors. AZZ recognizes the importance of having an independent Board of Directors that is accountable to both AZZ and its shareholders. In addition, all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must be independent. To be considered independent, a director must satisfy the independence requirements established by the NYSE and the SEC. The Board of Directors will consider and apply all facts and circumstances relating to each director in determining independence. The Board of Directors has determined that all of the current members of the Board of Directors, who are also nominees for director, have no material relationship with the Company and are independent within the meaning of the Company’s Corporate Governance Guidelines and Section 303A.02 of the NYSE Listed Company Manual, except for Thomas E. Ferguson. Mr. Ferguson is employed as the Company’s president and Chief Executive Officer (“CEO”).

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MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Board Member Qualification Criteria
The Nominating and Corporate Governance Committee seeks director nominees with diverse skills and experience needed to properly oversee the interests of the Company. The committee carefully evaluates each perspective candidate to ensure that he or she possesses the experience, qualifications, attributes and skills considered by the Nominating and Corporate Governance Committee necessary to serve as an effective Board member (the “Board Member Qualification Criteria”). In evaluating Board member nominees, the crucial qualities considered by the committee include, among other things:
•
practical wisdom and mature judgment;

•
personal and professional demonstration of ethics, integrity and professionalism;

•
willingness to represent the best interests of the Company’s shareholders and objectively appraise management’s performance;

•
having the requisite time and availability to attend and contribute to the Board and Board Committee meetings; and

•
diversity of race, ethnicity, gender, age, cultural background and expertise.

The Nominating and Corporate Governance Committee also believes that the Board of Directors should be composed of individuals who have achieved a high level of distinction in business and who possess one or more of the following specific qualities or skills:
•
Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, or other executive level experience;

•
financial and accounting expertise;

•
experience in mergers and acquisitions, including integration of acquisition targets;

•
corporate governance expertise;

•
relevant industry knowledge of AZZ’s metal coating businesses and the markets it serves; and

•
strategic planning, capital markets, and/or Board oversite expertise.

The Nominating and Corporate Governance Committee does not have a formal policy regarding the consideration of diversity in identifying director nominees, though diversity is always considered, among many other factors, with a view that all types of diversity will benefit the functionality of the Board of Directors. When identifying and recommending director nominees, the Nominating and Corporate Governance Committee views diversity expansively to include, without limitation, race, gender, national origin, differences of viewpoint, professional experience, education, specialized skills and other qualities or attributes that contribute to the Board’s effectiveness. The Nominating and Corporate Governance Committee believes that including diversity as one of the many factors considered in selecting potential director nominees is consistent with its goal of creating a diverse Board of Directors that best serves the needs of the Company and the interests of its shareholders.
Internal Process for Identifying Candidates
Members of the Nominating and Corporate Governance Committee or other AZZ directors or executive officers may, from time to time, identify potential candidates for nomination to our Board of Directors. All proposed nominees, including candidates recommended for nomination by shareholders in accordance with the procedures described below, will be evaluated in light of the Board Member Qualification Criteria and the projected needs of the Board of Directors at the time candidates are considered for nomination. The Nominating and Corporate Governance Committee may also retain a search firm to assist in identifying potential candidates for nomination to the Board of Directors. The search firm’s responsibilities would include identifying and evaluating several candidates believed to possess the qualities and characteristics set forth in the Board Member Qualification Criteria, providing background information on potential nominees and interviewing and screening nominees if requested to do so by the Nominating and Corporate Governance Committee.
Board Composition and Ongoing Refreshment
In recent years, the Board of Directors has focused on director refreshment with a view towards adding diversity of ethnicity and gender skills and strategic transformation experience necessary to provide appropriate oversight and guidance with respect to AZZ’s long-term strategy to become a predominately metal coatings company. The Board understands the importance of Board refreshment, and strives to maintain an appropriate balance of tenure, turnover, diversity and skills on the Board. The Board also believes that new perspectives and ideas are critical to a forward looking and strategic Board but must be appropriately balanced with the valuable experience and continuity that longer serving directors provide. Ensuring the Board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of our shareholders, is a top priority.

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MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
The Board of Directors is committed to a continuous Board refreshment process including the following goals:
•
add directors with significant industrial manufacturing or metal coatings expertise;

•
consider recruiting directors with ESG, cybersecurity or chief innovation experience;

•
continue to add diversity and strength to the Board through race, gender, age, national origin, education, differences in education and professional experience; and

•
to gradually add members to the Board over the next several years, to further reduce the average age and tenure of the Board members while maintaining Board stability over time.

The Company’s Corporate Governance Guidelines require that a non-employee director having attained the age of 75 during his or her term, shall retire at the end of that term. The Board of Directors does, however, have the discretion to waive this requirement if individual circumstances indicate that a waiver would be in the best interests of the Company.
Shareholder Recommendations for Directors
The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders for election to our Board of Directors. A shareholder who wishes to recommend a candidate for evaluation by the Nominating and Corporate Governance Committee should forward the candidate’s name, business or residence address, principal occupation or employment and a description of the candidate’s qualifications to the Chair of the Nominating and Corporate Governance Committee, in care of the Corporate Secretary, AZZ Inc., One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107. In addition, the Corporate Secretary must receive the request for consideration and all required information no later than 5:00 p.m., local time, on January 31, 2024. Proposals should be sent via registered, certified or express mail. The Corporate Secretary will send properly submitted shareholder recommendations to the Chair of the Nominating and Corporate Governance Committee.
In order for a candidate proposed by a shareholder to be considered by the Nominating and Corporate Governance Committee for inclusion as a Board nominee at the 2024 Annual Meeting of Shareholders, the candidate must meet the Board Member Qualification Criteria described above and must be expressly interested and willing to serve as an AZZ director. Individuals recommended to the Nominating and Corporate Governance Committee by shareholders in accordance with the procedures described above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as individuals who are recommended through other means.
Shareholder Nominations of Directors
Article III, Section 3.08 of our Bylaws also permits a shareholder to propose a candidate at an Annual Meeting who is not otherwise nominated by the Board of Directors if the shareholder complies with the advance notice, procedural, information and consent provisions and related disclosure and representations requirements contained in the Bylaws as well as any other applicable legal requirements including, but not limited to, the SEC’s rules and regulations. To comply with the notice provisions of the Bylaws, including any notice of solicitation of proxies intended to be submitted in accordance with the requirements of Rule 14a-19 of the Exchange Act, a shareholder who wishes to nominate a director at the 2024 Annual Meeting of Shareholders must provide AZZ written notice meeting the requirements set forth in the Bylaws, and the requirements of Rule 14a-19 of the Exchange Act if applicable, to the attention of the Company’s Corporate Secretary by mail to AZZ Inc., One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107 no earlier than March 11, 2024 and no later than April 10, 2024.
Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials or Presented at the 2024 Annual Meeting of Shareholders
Proposals that a shareholder intends to present at the 2024 Annual Meeting of Shareholders and wishes to be considered for inclusion in the Company’s Proxy Statement relating to the 2024 Annual Meeting of Shareholders must be received no later than January 31, 2024. All proposals must comply with Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company sponsored proxy materials. Shareholder proposals must be delivered to the Company’s Corporate Secretary by mail at AZZ Inc., One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107.
Additionally, Article II, Section 2.08 provides that notice of any proposal that a shareholder intends to present at the 2024 Annual Meeting of Shareholders, but does not intend to have included in the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders, must be delivered to the Company’s Corporate Secretary by mail at AZZ Inc., One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107, not earlier than the close of business on March 11, 2024 and not later than the close of business on

32	2023 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
April 10, 2024. The notice must be submitted by a shareholder of record and must set forth all of the information that is required by the Company’s Bylaws. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information regarding how to register your shares directly in your name as a shareholder of record.
Strategic Planning
The Board has oversight responsibility for management’s establishment and execution of corporate strategy and meets with the executive officers to discuss and approve the Company’s strategic plans, financial goals, capital spending and other factors critical to successful performance. The Company’s executive officers provide quarterly reports to the Board on the progress of its objectives and strategies. During Board meetings, directors review key issues, financial performance, market indicators and the status of various acquisition or disposition opportunities. The CEO communicates regularly with the Board on important business issues, opportunities and developments.
Capital Allocation
Our capital allocation approach is based on the following priorities to increase returns to shareholders:
HIGH ROIC INVESTMENTS
We focus on organic growth, strategic customer partnerships, and productivity.
ACQUISITIONS
We continue to prioritize opportunistic, highly accretive bolt-on acquisitions.
REDUCE LEVERAGE
We target a net leverage ratio of 3.0x.
RETURN CAPITAL
We are committed to sustaining dividends.

Meetings of Independent Directors without Management Present
To empower our independent directors to provide effective oversight of management, our independent directors meet at regularly scheduled executive sessions without members of AZZ’s management present. The independent directors met without management present ten times during the last fiscal year. Executive sessions ordinarily are held in conjunction with quarterly scheduled Board meetings. Mr. Feehan, as our independent Chair of the Board of Directors, presides over these meetings.
Board Leadership Structure
The Board of Directors has flexibility under its governance guidelines to select an appropriate leadership structure. The Board of Directors believes that it is preferable for one of its independent, non-employee members to serve as Chair because it places an independent director in a position of leadership on the Board which it believes adds value to AZZ’s shareholders by facilitating a more efficient exercise of the Board’s fiduciary duties. We believe the separation of the Chair of the Board and the Chief Executive Officer positions allows the non-employee Chair of the Board to provide support and advice to the Chief Executive Officer, reinforcing accountability and the reporting relationship of the Chief Executive Officer to the Board. The Board of Directors further believes this structure is appropriate given that the Chief Executive Officer has the day-to-day responsibility to operate the Company and the Chair of the Board has the responsibility to lead and coordinate the functions of the Board of Directors. The non-employee directors appoint the non-management Chair of the Board of Directors. The duties of the Board chair are to:
•
Preside at Board meetings;

•
Preside at executive sessions or other meetings of the non-employee directors;

•
Recommend the retention of any consultants, legal, financial or other professional advisors who are to report directly to the Board of Directors;

•
Consult with management and Board members as to the agenda items for Board and committee meetings; and

•
Coordinate with committee chairs in the development and recommendations regarding Board committee meeting agendas and schedules.

The Board of Directors believes its leadership structure not only provides for strong independent leadership, but also is in the best interests of the Company’s shareholders given that it effectively positions the Chief Executive Officer as the Company’s leader and permits him to focus his attention on the daily management of the Company’s business operations. The Board of Directors understands that its

33

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
current approach to leadership structure of the Company may evolve over time, as circumstances may change. Consequently, the Board of Directors annually re-examines its corporate governance policies and leadership structure to ensure that it continues to meet the Company’s needs and strategic objectives.
The Board of Directors believes that AZZ’s Bylaws and Corporate Governance Guidelines help ensure that effective and independent directors will continue to provide oversight of the Company’s commitment to best practices in corporate governance. Under AZZ’s Bylaws and Corporate Governance Guidelines, the Board maintains the following long-standing practices, in addition to those described above:
DIRECTORS STAND FOR ELECTION ANNUALLY BY MAJORITY VOTE
Pursuant to AZZ’s Bylaws, all members of its Board of Directors are elected annually. Our Bylaws require that we use a majority voting standard in director elections.
OUR NON-EMPLOYEE DIRECTORS HOLD REGULAR EXECUTIVE SESSIONS
AZZ’s non-employee directors meet in executive session at each regularly scheduled in person Board meeting without management present.

BOARD MEMBERS MAY SUBMIT AGENDA ITEMS AND INFORMATION REQUESTS
Each Board member may request items to be placed on the agenda for Board meetings, raise subjects that are not on the agenda for that meeting or request information that has not otherwise been provided during the meeting. Additionally, the Chair of the Board reviews and approves all Board meeting schedules and agendas and consults with the CEO regarding other information sent to the Board in connection with Board meetings or other Board action items.
BOARD MEMBERS HAVE COMPLETE ACCESS TO MANAGEMENT AND BOARD COMMITTEE CHAIRS
Each Board member has complete and open access to any member of the Company’s management team and to the Chair of each Board committee for the purpose of discussing any matter related to the work of such committee.

BOARD MEMBERS MAY REQUEST SPECIAL BOARD MEETINGS
Special meetings of the Board may be called by the Chair of the Board or the Company’s CEO or Secretary at the request of any Board member.
THE BOARD OR ANY BOARD COMMITTEE MAY RETAIN INDEPENDENT ADVISORS
The Board and each Board committee has the authority, at any time, to retain independent legal, financial and other advisors as they deem appropriate.

Annual Board and Committee Evaluations
The Board believes it is important to annually evaluate the performance of the Board, its committees and solicit individual directors peer evaluations and act upon the feedback received. It is essential that the Board, its committees and individual Board members are performing effectively and in the best interests of the Company and its shareholders. As part of the Board’s evaluation process, directors consider various topics related to Board composition, structure, effectiveness, responsibilities, potential areas for future education and training, as well as the overall mix of director skills, experience and backgrounds.
INITIATION OF PROCESS
The annual Board and Board committee evaluation process is reviewed with the Board members by the Chair of the Board in advance of taking the surveys.
DISCUSSION
The evaluation responses are confidentially compiled by a third party and a summary report is provided to the Chair of the Board and each committee chair prior to the discussion of the results with the Board members. Committee chairs lead their respective committee evaluation discussions during executive session.

34	2023 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
FOLLOW-UP
The Chair of the Board shares a summary of the Board evaluation results which addresses any requests or enhancements in practices that may be applicable to the functionality of the Board or management’s quarterly reporting process. Committee chairs report on their respective committee evaluations to the full Board.
The Role of the Board in Succession Planning
The Board believes effective succession planning to select successors to the Chair of the Board, the Chief Executive Officer and other members of the Company’s executive management team is important to the Company’s continued success. The Compensation Committee, in consultation with the Chief Executive Officer, annually reports to the Board on the Company’s executive management succession planning process. The Board periodically reviews and discusses with the Compensation Committee, the Chair of the Board and the Chief Executive Officer during executive sessions potential successors to the Chief Executive Officer and other members of the Company’s executive management team. Through this process, the Board receives information that includes qualitative evaluations of potential successors to the Chief Executive Officer and other executive officers. Each Board member has open access to any member of the executive management team. AZZ believes this enhances the Board’s oversight of succession planning. The Chair of the Board and the Chief Executive Officer periodically provide to the Board their respective recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.
The Board’s Role in Risk Oversight
The Company’s Board of Directors has overall responsibility for the effective oversight of reviewing and providing oversight of the Company’s enterprise risk management, including macro and micro economic trends, changes in market factors and industry dynamics, cyber threats, financial reporting and executing the Company’s corporate strategy. This oversight function necessarily focuses on the most significant risks facing the Company and is deemed an important priority by the Board of Directors. The Board of Directors does not attempt to view in isolation risks applicable to the Company’s business but tries to manage various enterprise risks holistically and as a proper component of the Company’s short-term and long-term strategy. The Board of Directors does not believe it is possible, nor even desirable, to eliminate all business risk. Rather, reasonable and calculated risk-taking by management is deemed appropriate and necessary for the Company to remain competitive and successfully grow its end markets.
While the Board of Directors generally oversees risk management, the responsibility for daily management of the Company’s risk resides with the Company’s Chief Executive Officer and other members of the executive team who are responsible for the ongoing assessment and management of Company risk, including risks relating to: operations; governance; sustainability, cybersecurity, litigation, implementing strategic growth initiatives; smoothly integrating acquisitions into the Company’s existing operations; the Company’s public company compliance programs; financial reporting and public disclosures. The Company has established robust internal processes and controls for identifying and managing risk, including comprehensive internal and external audit processes. These processes have been designed to allow management to effectively identify and manage risks and to timely communicate the results of such activities to the Board of Directors. Management routinely communicates with the Board of Directors, its committees and individual directors, as appropriate, regarding various risks and as discussed above, all directors have direct and open access to the Company’s executive officers and other members of the management team. As a result, throughout the year, the Board of Directors and its committees communicate with each other and with management. The Company’s strategic and operational risks are presented and regularly discussed with the Board of Directors during the Chief Executive Officer’s quarterly operational report. The Company’s financial and operating results are specifically addressed during the presentations at each Board meeting. The Board of Directors also weigh additional risks when considering specific actions proposed by management.

35

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Committee Oversight
In addition to the presentation of information to the full Board of Directors, the Board has delegated responsibility for the oversight of certain risks to the proper Board committees. These committees regularly meet and report to the full Board of Directors at each Board meeting. In particular:
•
The Audit Committee oversees the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditors and the Company’s compliance with legal and regulatory requirements. Complaints and concerns relating to AZZ’s accounting matters should be communicated to the Audit Committee. Any such communications may be made on an anonymous basis. Any concerns or complaints may be reported to the Audit Committee through a third-party vendor, NAVEX Global Inc., which has been retained by the Audit Committee for this purpose. The AZZ Alertline may be accessed toll-free at 1 (855) 268-6428 or via the website at www.azz.alertline.com. Outside parties, including customers, vendors, suppliers or shareholders may raise issues regarding accounting matters to the attention of the Audit Committee by writing to the Chair of the Audit Committee, AZZ Inc., 3100 West 7th St., Suite 500, Fort Worth, TX 76107. All complaints and concerns will be reviewed under the direction of the Audit Committee and oversight provided by the Board of Directors and other appropriate persons as determined by the Audit Committee.

•
The Compensation Committee oversees the risks relating to the Company’s compensation philosophy and programs and generally evaluates any potential effect the Company’s compensation structure may have on management risk taking. The Compensation Committee reviews the recommendations of the Company’s management regarding adjustments to the Company’s executive compensation program. The Compensation Committee has retained and regularly meets with Meridian Compensation Partners, LLC (“Meridian”), its independent executive compensation consultant, which assists the Compensation Committee in evaluating the Company’s compensation program and adherence to the philosophies and principles as discussed under “Executive Compensation —  Compensation Discussion and Analysis.” The Compensation Committee also monitors risks relating to the overall management and organizational structure, as well as succession planning at the executive officer and key leadership levels.

•
The Nominating and Corporate Governance Committee provides oversight on the composition of the Board of Directors and its committees and provides leadership to the Board in maintaining best corporate practices in the Company’s corporate governance principles and practices. Many of our corporate policies are summarized in the Company’s Code of Conduct, including our policies regarding conflict of interest, zero tolerance for retaliation, insider trading, related-party transactions, environmental health and safety, human rights, sustainability, confidentiality and compliance with laws and regulations applicable to the way the Company conducts its business.

•
All officers, directors, employees and representatives are required to acknowledge and agree to be bound by the Company’s Code of Conduct and are subject to disciplinary action, including termination, for violations. The Code of Conduct is published on our website at www.azz.com under the heading “Investor Relations.” Any amendments to the Code of Conduct or the grant of a waiver from a provision of the Code of Conduct requiring disclosure under applicable SEC rules will be disclosed on our website, www.azz.com. Under our Code of Conduct, directors, officers and employees are expected to report any violation or waiver of any provision of the Code of Conduct to the Company’s Chief Legal Officer. Anyone may report matters of concern to the AZZ legal department through our anonymous, confidential toll-free AZZ Alertline at 1 (855) 268-6428, online at www.azz.alertline.com, or by writing to the Chief Legal Officer, AZZ Inc., 3100 West 7th St., Suite 500, Fort Worth, TX 76107.

As indicated above, the Board of Directors’ proper role is risk oversight as opposed to the day-to-day management of risks, which is the focus and the responsibility of the Company’s management team. The Board of Directors believes this division of responsibility provides an effective means for addressing the full spectrum of risks applicable to the Company. Furthermore, the Board of Directors believes that its leadership structure, with an independent, non-management chair of the Board of Directors and of each committee, supports its risk oversight function.
Board Oversight of Cybersecurity and Information Security Risk
As cyber threats grow more frequent and complex globally, AZZ acknowledges that it must continuously improve the protection of its data and information and technology systems. The Audit Committee is responsible for overseeing the Company’s cybersecurity and information security risk exposure. AZZ’s Chief Information Officer (“CIO”) manages AZZ’s policies and procedures and areas related to cybersecurity and information technology. Annually, the CIO provides the Audit Committee with an update on cybersecurity risks and the Company’s action plan to mitigate these risks.

36	2023 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Director Compensation
Fees Paid to Directors and Other Director Compensation in Fiscal Year 2023
We compensate non-employee directors for their service on the Board with a combination of cash and stock-based incentive compensation, the amounts of which are commensurate with their role and involvement, and consistent with peer company practices. In setting director compensation, our Nominating and Corporate Governance Committee considers the significant amount of time our directors expend in fulfilling their duties to the Company as well as the skill level required of members of our Board. We intend to compensate our non-employee directors in a way that is competitive, attracts and retains a high caliber of directors, and aligns their interests with those of our shareholders.
Highlights of our Non-Employee Director Compensation Program
No Fees for Board or Committee Meeting Attendance: Meeting attendance is an expected part of Board service.
Emphasis on Equity: There is an emphasis on equity in the overall compensation mix to further align interests with shareholders.
Recognition of Special Roles: Special roles, such as Chair of the Board and Committee Chairs are fairly recognized for their additional time commitments.
Robust Stock Ownership Guidelines: A guideline of five times the annual Board membership cash retainer supports alignment with shareholders’ interests.
Formulaic Annual Equity Grants with Immediate Vesting: Equity awards are granted annually under a fixed-value formula with immediate vesting to support independence.
Set forth below is a summary of the components of compensation for the non-employee directors for Board and Board committee service for fiscal year 2023. Mr. Ferguson, who serves as an executive officer of the Company, did not receive any compensation for his service as a director. Mr. Kaden also does not receive any compensation for his service as a director.
Cash Compensation. The table below shows cash compensation fees payable to the non-employee directors of the Company for fiscal year 2023:
Service	Fee Amount
Annual Retainer for Board Service	$70,000
Annual Retainer for Board Chair Service	$60,000
Annual Audit Committee Chair Retainer	$10,000
Annual Audit Committee Member Retainer	$5,000
Annual Compensation Committee Chair Retainer	$5,000
Annual Nominating and Corporate Governance Committee Chair Retainer	$1,500
The annual retainers described above were paid quarterly at the end of each fiscal quarter of the Company. All members of the Board of Directors are reimbursed for reasonable costs and expenses incurred in attending Board and committee meetings.
Changes Made to Director Compensation for Fiscal Years 2024-2025
On January 19, 2023, upon the recommendation of the Nominating and Corporate Governance Committee, the Board approved the following changes to cash compensation fees, which became effective on March 1, 2023 and payable to the non-employee directors of the Company for the following fiscal years:

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MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
	FY2024	FY2025
Annual Retainer for Board Service	$72,500	$75,000
Annual Retainer for Board Chair Service	$79,500	$99,000
Annual Audit Committee Chair Retainer	$17,000	$24,000
Annual Compensation Committee Chair Retainer	$10,625	$16,250
Annual Nominating and Corporate Governance Committee Chair Retainer	$7,625	$13,750
Annual Audit Committee Member Retainer	$7,500	$10,000
Annual Compensation Committee Member Retainer	$2,500	$5,000
Annual Nominating and Corporate Governance Committee Member Retainer	$2,500	$5,000
Equity-Based Compensation. In addition to the cash compensation for fiscal year 2023 described above, on July 12, 2022, each non-employee director (except for Mr. Kaden) also received AZZ Common Stock under the Company’s 2014 Long Term Incentive Plan, as amended (the “2014 Plan”) having a $105,000 fair market value on the date of grant. The grant date for the annual director equity grant is targeted for the date of the annual meeting of shareholders each year. On January 19, 2023, the Board approved an increase in the fair market value of the annual director equity grant to $115,000 beginning on March 1, 2023 and to $125,000 beginning on March 1, 2024.
DIRECTOR COMPENSATION
Director Summary Compensation Table. The table below sets forth the total compensation paid to our non-employee directors for their service during fiscal year 2023. As discussed above, Mr. Kaden does not receive any compensation for his service as a director.
Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total Compensation
Daniel E. Berce	$85,000	$104,996	$189,996
Paul Eisman	$75,000	$104,996	$179,996
Daniel R. Feehan(2)	$131,329	$104,996	$236,325
Clive A. Grannum	$75,000	$104,996	$179,996
Carol R. Jackson(2)	$70,171	$104,996	$175,167
David M. Kaden	—	—	—
Venita McCellon-Allen	$75,000	$104,996	$179,996
Ed McGough	$75,000	$104,996	$179,996
Steven R. Purvis	$75,000	$104,996	$179,996

(1)
Eligible directors received an annual equity grant of Common Stock of the Company having a $105,000 fair market value at the time of grant, on the date of the annual meeting of shareholders, which was July 12, 2022. The equity values in this column for the fiscal year ended February 28, 2023 reflect the aggregate grant date fair market value calculated in accordance with FASB ASC Topic 718 for stock granted to each of the non-employee directors under the 2014 Plan. Assumptions used in the calculation of this amount are included in Note 13 to the Company’s audited financial statements for the fiscal year ended February 28, 2023, included in the Company’s Annual Report on Form 10-K.

(2)
Includes a pro-rata fee related to the appointment of Ms. Jackson on January 19, 2023 to serve as the Chair of the Nominating and Corporate Governance Committee, replacing Mr. Feehan.

Non-Employee Director Stock Ownership Guidelines
Under the Company’s stock ownership guidelines, non-employee directors, except for Mr. Kaden, are expected to accumulate within five (5) years of joining the Board of Directors, shares of AZZ’s Common Stock equal in value to at least five (5) times the amount of their annual cash retainers of $70,000 for a total value of $350,000 for fiscal year 2023. As of February 28, 2023, all non-employee directors for fiscal year 2023 had achieved their stock ownership thresholds or were on track to comply with these stock ownership guidelines within the applicable five-year period.

38	2023 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Security Ownership of Management and Directors
The following table indicates the ownership as of April 28, 2023, of AZZ’s Common Stock by each current director, all of whom are nominees, and each named executive officer listed in the Summary Compensation Table provided on page 66, and all current directors and executive officers of the Company as a group. Beneficial ownership means that the individual has voting or investment power with respect to the shares of AZZ’s Common Stock or the individual has the right to acquire shares of AZZ Common Stock within 60 days of April 28, 2023. Unvested restricted stock units (“RSUs”) and performance share units (“PSUs”) are not included to the extent they will not vest within 60 days of April 28, 2023.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding	Shares of Unvested RSUs and PSUs that Vest Within 60 Days of 4/28/2023
Daniel E. Berce	57,640	*	—
Paul Eisman	18,397	*	—
Matt Emery	20,945		7,211(2)
Daniel R. Feehan	74,390	*	—
Thomas E. Ferguson	170,550	*	42,693(3)
Clive A. Grannum	4,595	*
Gary Hill(4)	36,592	*
Carol R. Jackson	4,595	*	—
David M. Kaden(5)	—	*	—
Ken Lavelle	24,361	*	6,488(6)
Tara D. Mackey	21,774	*	8,533(7)
Venita McCellon-Allen	20,397	*	—
Ed McGough	13,756	*	—
Steven R. Purvis	17,312	*	—
Philip A. Schlom	10,238	*	7,466(8)
Bryan Stovall	28,418	*	7,865(9)
All Current Directors and Executive Officers as a Group (17 persons)	526,960(10)	2.12%	95,502(10)

*
Indicates beneficial ownership of less than 1% of the outstanding shares of AZZ’s Common Stock.

(1)
Each person named in the table above has sole investment and voting power with respect to all shares of Common Stock shown to be beneficially owned by such person. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The percentage of voting stock held is based upon 24,912,363 shares outstanding as of April 28, 2023.

(2)
This number includes: 3,903 RSUs, 2,990 PSUs and 318 dividend equivalents that Mr. Emery has the right to acquire within 60 days of April 28, 2023.

(3)
This number includes 22,861 RSUs, 17,941 PSUs and 1,891 dividend equivalents that Mr. Ferguson has the right to acquire within 60 days of April 28, 2023.

(4)
This number reflects Mr. Hill’s beneficial ownership in the Company as of December 16, 2022, the date of settlement of his accelerated RSUs in connection with his employment services transitioning to the AIS Joint Venture as discussed on page 78 of this Proxy Statement under the section titled “Potential Payments — Mr. Hill”.

(5)
Mr. Kaden did not receive equity grants during the Company’s fiscal year, which ended on February 28, 2023.

(6)
This number includes 3,207 RSUs, 2,990 PSUs and 291 dividend equivalents that Mr. Lavelle has the right to acquire within 60 days of April 28, 2023.

(7)
This number includes 4,569 RSUs, 3,588 PSUs and 376 dividend equivalents that Ms. Mackey has the right to acquire within 60 days of April 28, 2023.

(8)
This number includes 4,451 RSUs, 2,691 PSUs and 323 dividend equivalents that Mr. Schlom has the right to acquire within 60 days of April 28, 2023.

(9)
This number includes 5,131 RSUs, 2,393 PSUs and 342 dividend equivalents that Mr. Stovall has the right to acquire within 60 days of April 28, 2023.

(10)
The number of shares of our Common Stock that all of our directors and executive officers own as a group (including any non-NEO executive officers). This number also includes 59,122 RSUs, 32,593 PSUs and 3,787 accrued dividend equivalent rights that will vest within 60 days of April 28, 2023 for our executive officers (including any non-NEO executive officers).

39

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the NYSE reports disclosing their ownership and changes in ownership of our Common Stock or other equity securities. Our officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, our officers, directors and greater than 10% beneficial owners timely complied with all applicable Section 16(a) filing requirements, with the exception of five Form 4s that were not timely filed due to a human resources administrative error in reporting May 9, 2022 grants to Messrs. Ferguson, Schlom, Emery, Stovall and Ms. Mackey. This information was properly disclosed on Form 5s filed on March 1, 2023.
Security Ownership of Certain Beneficial Owners
Unless otherwise indicated in the footnotes to the table, the following table sets forth certain information as of April 28, 2023 with respect to the beneficial ownership by each person or group who is known by us to beneficially own more than five percent of our Common Stock and Series A Convertible Preferred Stock:
		Common Stock		Series A Convertible Preferred Stock
Name and Address of Beneficial Owner	Date of Schedule 13G/A Filing	Amount and Nature of Beneficial Ownership	Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	January 26, 2023	4,141,019(1)	16.7%(2)
Funds affiliated with Blackstone c/o Blackstone Inc. 345 Park Avenue New York, NY 10154	—	—	—	240,000(3)	100%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	February 9, 2023	2,762,380(1)	11.11%(2)
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	February 14, 2023	2,482,627(1)	10.0%(2)

(1)
The nature of beneficial ownership of common stock is reflected in the table below and is based on the respective 13G/A filed by such beneficial owner reflecting ownership as of December 31, 2022:

Beneficial Owner	Sole Power to Vote	Shared Power to Vote	Sole Power to Dispose	Shared Power to Dispose
Blackrock, Inc.	4,090,0320	0	4,141,0190	0
The Vanguard Group, Inc.	0	31,315	2,710,497	51,883
T. Rowe Price Associates, Inc.	656,601	0	2,482,627	0

(2)
The percentage of beneficial ownership is calculated in accordance with Rule 13d-3 and is based on the number of shares of common stock of the Company outstanding as of April 28, 2023, which was 24,912,363.

(3)
Represents 228,000, 10,000 and 2,000 shares of Series A Convertible Preferred Stock held by BTO Pegasus Holdings ML Holdco, L.P., BTO Pegasus FD ML Holdco, L.P. and BTO Pegasus ESC ML Holdco, L.P., respectively.

The Series A Convertible Preferred Stock (which is referred to throughout this Proxy Statement as “Series A Preferred Stock”) is convertible at the option of the holder into shares of common stock (based on a conversion price of $58.30 on the record date, May 12, 2023 (the “Record Date”)) or, at our option, into the cash value thereof. As of the Record Date, the 228,000, 10,000 and 2,000 shares of Series A Convertible Preferred Stock held by BTO Pegasus Holdings ML Holdco, L.P., BTO Pegasus FD ML Holdco, L.P. and BTO Pegasus ESC ML Holdco, L.P., respectively, were convertible into 3,938,183, 172,727 and 34,545 shares of common stock, or the cash value

40	2023 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
thereof, respectively. The holders of Series A Convertible Preferred Stock are entitled to a number of votes on all matters presented to holders of our voting capital stock equal to the number of shares of our common stock then issuable upon conversion of such holders’ Series A Convertible Preferred Stock. As of the Record Date, based on their ownership of the Series A Convertible Preferred Stock, BTO Pegasus Holdings ML Holdco, L.P., BTO Pegasus FD ML Holdco, L.P. and BTO Pegasus ESC ML Holdco, L.P. had, in the aggregate, 4,145,455 votes.
The general partner of BTO Pegasus Holdings ML Holdco, L.P. is BTO Pegasus Holdings ML Holdco GP LLC. The sole member of BTO Pegasus Holdings ML Holdco GP LLC is BTO Pegasus Holdings DE L.P. The general partner of BTO Pegasus Holdings DE L.P. is BTO Holdings Manager L.L.C. The managing member of BTO Holdings Manager L.L.C. is Blackstone Tactical Opportunities Associates L.L.C. The sole member of Blackstone Tactical Opportunities Associates L.L.C. is BTOA L.L.C. The managing member of BTOA L.L.C. is Blackstone Holdings III L.P. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C.
The general partner of BTO Pegasus FD ML Holdco, L.P. is BTO Pegasus FD ML Holdco GP LLC. The sole member of BTO Pegasus FD ML Holdco GP LLC is Blackstone Tactical Opportunities Fund - FD L.P. The general partner of Blackstone Tactical Opportunities Fund - FD L.P. is Blackstone Tactical Opportunities Associates III - NQ L.P. The general partner of Blackstone Tactical Opportunities Associates III - NQ L.P. is BTO DE GP - NQ L.L.C. The sole member of BTO DE GP - NQ L.L.C. is Blackstone Holdings II L.P.
The general partner of BTO Pegasus ESC ML Holdco, L.P. is BTO Pegasus ESC ML Holdco GP LLC. The sole member of BTO Pegasus ESC ML Holdco GP LLC is Blackstone Family Tactical Opportunities Investment Partnership IV ESC L.P. The general partner of Blackstone Family Tactical Opportunities Investment Partnership IV ESC L.P. is BTO - NQ Side-By-Side GP L.L.C. The sole member of BTO - NQ Side-By-Side GP L.L.C. is Blackstone Holdings II L.P.
The general partner of Blackstone Holdings II L.P. is Blackstone Holdings I/II GP L.L.C. The sole member of each of Blackstone Holdings III GP Management L.L.C. and Blackstone Holdings I/II GP L.L.C. is Blackstone Inc. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman.
Each of the Blackstone entities described in this footnote and Mr. Schwarzman (other than to the extent it or he directly holds shares of Series A Convertible Preferred Stock as described herein) may be deemed to beneficially own the shares of Series A Convertible Preferred Stock directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such shares.
Certain Relationships and Related Party Transactions
The Company has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year. The policy provides that the Audit Committee review transactions subject to the policy and determines whether or not to approve such transactions. In doing so, the Audit Committee takes into account, among other factors it deems appropriate, (i) whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances; (ii) the extent of the related person’s interest in the transaction, including the risks that could result therefrom; and (iii) whether the transaction impairs independence.
During fiscal year 2023, the Company did not enter into any transactions with any of its officers, directors or shareholders owning 5% or more of our Common Stock or any immediate family members of such persons in which the amount involved exceeded $120,000.
Blackstone Agreement
On May 13, 2022, the Company entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) with BTO Pegasus Holdings DE L.P. (“Blackstone”), an entity affiliated with Blackstone Tactical Opportunities Advisors L.L.C., pursuant to which the Company issued $240 million aggregate principal amount of 6.00% Convertible Subordinated Notes due 2030 (the “Convertible Notes”) to Blackstone. The issuance of the Convertible Notes was conditioned on the closing of the Precoat Metals transaction on May 13, 2022 and the proceeds that the Company received from the issuance of the Convertible Notes were used to fund the Precoat Metals transaction. The Company’s shareholders approved AZZ’s Amended and Restated Certificate of Formation (“Amended Certificate, which authorized the Company to issue up to 240,000 shares of 6.0% Series A Convertible Preferred Stock (the “Series A Preferred Stock”), $1.00 par value per share. Pursuant to the terms of the Convertible Notes, the Convertible Notes were exchanged into 240,000 shares of Series A Preferred Stock on August 5, 2022.

41

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Procedures for Communicating with Directors
The Board of Directors has established a process by which shareholders can send communications to the Board. Interested parties would use the same method as shareholders to communicate directly with the Chair of the Board of Directors or with non-employee directors as a group. Shareholders and interested parties may send written communications to one or more members of our Board of Directors at the address noted below:
Mr. Daniel R. Feehan
Chair of the Board
c/o AZZ Inc.
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
In general, any shareholder communication delivered to AZZ for forwarding to Board members will be forwarded in accordance with the shareholder’s instructions. AZZ reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials.

42	2023 Proxy Statement

PROPOSAL 2 – APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION PROGRAM
Pursuant to federal legislation (Section 14A of the Exchange Act), AZZ provides its shareholders with a non-binding advisory shareholder vote on its executive compensation program (commonly referred to as “Say-on-Pay”), which is more fully described below in the “Compensation Discussion and Analysis” section of this Proxy Statement. Because the Say-on-Pay vote is advisory and non-binding on AZZ or the Board of Directors, neither AZZ nor the Board of Directors will be required to take any action as a result of the voting outcome. However, the vote will provide valuable information regarding investor sentiment regarding AZZ’s executive compensation program. The Board of Directors will review these voting results and take them into consideration when making decisions regarding AZZ’s future executive compensation philosophy, policies and practices.
AZZ requests that you support the executive compensation program. AZZ believes the information concerning executive compensation set forth in this Proxy Statement demonstrates that its executive compensation program is consistent with sound corporate governance principles and was designed in an appropriate and conservative manner which is not reasonably likely to create inappropriate management risk-taking that could potentially have a material adverse effect on the Company. AZZ’s executive compensation program is closely monitored by the Compensation Committee of the Board of Directors to ensure that the compensation program is within the range of market practices for companies of similar size and within AZZ’s industry peer group. AZZ believes its executive compensation program appropriately balances conservative, measured pay practices and provides appropriate incentives to the current named executive officers, and aligns their interests with those of AZZ’s shareholders with respect to the creation of long-term value for AZZ’s shareholders. Consequently, the Board of Directors strongly endorses AZZ’s executive compensation program and recommends that AZZ’s shareholders vote in favor of such program by approving the following non-binding advisory resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”
The Board of Directors currently has a policy of holding annual advisory votes to approve our executive compensation. Provided that the Board of Directors does not modify this policy, the Company’s next Say-on-Pay proposal after the 2023 Annual Meeting will be presented at the 2024 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF AZZ’S EXECUTIVE COMPENSATION PROGRAM.

43

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction
Our goal for our executive compensation program is to attract, motivate and retain key high-performance executives who provide consistent results, focused leadership and collaborative team efforts to contribute to the Company’s continued success. We seek to accomplish this goal by rewarding performance and aligning the long-term interests of our executives with our shareholders. The Compensation Committee of the Board of Directors oversees the executive compensation program, determines the compensation for our named executive officers and has responsibility for establishing, implementing and continually monitoring adherence to the Company’s compensation philosophy and executive compensation program.
We believe our fiscal year 2023 executive compensation program strongly linked performance and executive pay and aligned the interests of our executive officers with the interests of our shareholders. In consultation with the Compensation Committee’s independent consultant, Meridian Compensation Partners, LLC (“Meridian”), a national executive compensation consulting firm, the Compensation Committee monitors market and peer group pay practices and engages with our shareholders and other stakeholders to ensure that our executive compensation program continues to support the Company’s short- and long-term strategy and remains competitively positioned to attract and retain talent, and appropriately structured to align pay with actual performance.
Named Executive Officers
The purpose of this Compensation Discussion and Analysis is to describe the Compensation Committee’s compensation philosophy and approach for the Company’s compensation program for our fiscal year 2023 named executive officers (“NEOs”), who are as follows:
FISCAL YEAR 2023 NAMED EXECUTIVE OFFICERS
Name	Age	Position	Since	Previous Position
Thomas E. Ferguson	66	President and Chief Executive Officer	2013	Chief Executive Officer, FlexSteel Pipeline Technologies, Inc.
Philip Schlom	58	Senior Vice President and Chief Financial Officer	2020	Vice President – Finance, Audit, Controls and Continuous Improvement, Exterran Corporation
Matt Emery	56	Chief Information and Human Resources Officer	2016	Senior Director of Information Technologies – Hewlett Packard
Tara D. Mackey	53	Chief Legal Officer and Secretary	2014	Chief Legal Counsel and Corporate Secretary, First Parts, Inc.
Bryan Stovall	58	Chief Operating Officer – Metal Coatings	2020	President – AZZ Galvanizing Solutions, AZZ Inc.
Gary Hill(1)	58	Former Chief Operating Officer – Infrastructure Solutions	2020	President and General Manager – Industrial Platform, AZZ Inc.
Ken Lavelle(1)	66	Former President and General Manager – Electrical Platform	2017	President. Global Seals & Systems Operation, Flowserve Corporation

(1)
On September 30, 2022, the Company completed the divestiture of its controlling interest in its Infrastructure Solutions segment pursuant to a joint venture agreement between the Company and Fernweh Group LLC (“Fernweh”) (the “AIS Divestiture”). Under the AIS Divestiture agreement with Fernweh, the Company contributed 60% of its Infrastructure Solutions business segment to AIS Investment Holdings LLC, a subsidiary of Fernweh, (the

44	2023 Proxy Statement

EXECUTIVE COMPENSATION
“AIS Joint Venture”) and retained the remaining 40% interest. As a result of the AIS Divestiture on September 30 2022, Messrs. Hill and Lavelle ceased to be the Company’s Chief Operating Officer – Infrastructure Solutions and President and General Manager – Electrical Platform (within the Infrastructure Solutions segment), respectively. Mr. Lavelle remained an employee of AZZ following the AIS Divestiture and continues to assist with various corporate initiatives as assigned by Mr. Ferguson, the Company’s Chief Executive Officer (“CEO”).
Highlights for Fiscal Year 2023
The Company achieved its 36th consecutive year of profitability and generated strong cash flows from continuing operations. We also successfully completed two transformative M&A transactions during the year to further execute on our previously announced strategic plan to become a predominantly metal coatings company.
During fiscal year 2023, the Company:
increased annual sales by 20.5% to $1.3 billion as compared to the prior year;	returned cash to shareholders through cash dividend payments totaling $22.7 million;
completed the purchase of Precoat Metals;	completed the divestiture of the Company’s Infrastructure Solutions segment related to the AIS Joint Venture;
met with over 142 current and prospective shareholders and participated in 14 shareholder conferences;	released its second ESG Report;
reduced debt by $237.5 million; and	improved operating efficiencies and productivity by increasing utilization of our digital galvanizing system (“DGS”) across additional Metal Coatings facilities.
WE FEEL THAT THE COMPANY IS WELL POSITIONED FOR THE FUTURE, AND WE WILL CONTINUE TO:
invest in new organic growth initiatives to drive future sales growth;	execute on our mergers and acquisitions (“M&A”) strategy;	ensure pricing discipline and manage operational costs to address inflation and changing economic conditions;	reduce debt; and	streamline the business seqments to execute on the Company’s long-term strategic plan.

45

EXECUTIVE COMPENSATION
Highlights of Our Executive Compensation Program
Highlights of our executive compensation program for fiscal year 2023 include the following:

Our NEOs’ total compensation is comprised of a mix of base salary, annual short-term cash incentive compensation, and long-term incentive equity awards, as well as certain benefits. The graph to the right illustrates the Chief Executive Officer’s total compensation for fiscal years 2019 through 2023 in comparison with the Company’s stock performance. For additional detail see also the section below titled “Performance-Based Incentive Compensation”.

(1)
Total compensation is calculated using the same methodology as in the Summary Compensation Table. Additional detail regarding the compensation paid to our Chief Executive Officer during fiscal year 2023 is provided in the Summary Compensation Table provided on page 66.

In reviewing the fiscal year 2023 base salaries, the Compensation Committee approved annual base salary adjustments ranging from 3% to 15.5% for our NEOs for performance on the execution of several business initiatives and on the successful identification and evaluation of potential business acquisition targets, product and market development initiatives and reducing corporate expenses. Messrs. Stovall and Schlom received a 15.5% and 15% increase, respectively, solely to raise their base pay closer to the Company’s executive compensation industry peer group (as discussed on page 49 of this Proxy Statement) market median. See also the table on page 54 regarding adjustments to the NEOs base salaries.
For fiscal year 2023, our NEOs continued to receive a substantial portion of their compensation in the form of equity compensation. Fifty percent (50%) of the total equity awards are at risk because they only vest if certain performance metrics are met which are tied to the Company’s total shareholder return (“TSR”) relative to the TSR generated by its executive compensation industry peer group companies over a three-year performance cycle. A portion of the annual equity awards are in the form of performance share units (“PSUs”) and the other portion are in the form of time vested Restricted Stock Units (“RSUs”). The time vested RSUs provide retention value, and the PSUs drive total shareholder returns relative to AZZ’s executive compensation industry peer group. The annual target equity awards issued to our NEOs in fiscal year 2023 allocated 50% of the value to RSUs and 50% of the value to PSUs. The charts below show the elements of compensation that comprised the mix of total direct compensation for Mr. Ferguson and the average mix of total direct compensation for the other active NEOs (Messrs. Schlom, Emery, Stovall and Ms. Mackey). The charts illustrate that approximately 78% of Mr. Ferguson’s total direct compensation and 67% of the average total direct compensation for the other active NEOs was tied to the Company’s financial performance, which aligns their interests with the Company’s shareholders. The total direct compensation illustrated in the charts below does not include perquisites, retirement and other benefits.
Fiscal Year 2023 Total Direct Compensation Mix

46	2023 Proxy Statement

EXECUTIVE COMPENSATION
Active Named Executive Officer	Percent of Fiscal Year 2023 Pay At Risk
Thomas E. Ferguson	78%
Philip Schlom	67%
Matt Emery	64%
Tara Mackey	65%
Bryan Stovall	72%
Messrs. Ferguson and Schlom each have an employment agreement with the Company. Messrs. Hill and Lavelle’s employment agreements with the Company terminated upon the AIS Divestiture on September 30, 2022. All of our NEOs are employed at will and are expected to demonstrate exceptional personal performance and leadership in order to continue serving as a member of the executive management team.
For fiscal year 2023, payments made under the Company’s Senior Management Bonus Plan (“STI Plan”) were above target for the NEOs, aligning compensation with the Company’s performance.
On the last day of fiscal year 2023, the three-year performance cycle for the PSUs granted to our NEOs on May 4, 2020 (the “FY2021 PSUs”), concluded. The payout on the FY2021 PSUs was determined based upon the Company’s TSR relative to the TSR of its executive compensation industry peer group over the three-year performance cycle, giving effect to any dividends paid during such period. TSR is defined as:
If the Company’s TSR for the three-year performance cycle ranked within the top quartile relative to the Company’s executive compensation peer group, then the FY2021 PSU target awards would be increased by an additional 25%, up to a maximum payout of 200% of the target award.
TSR Percentile	Payout
100%	200%
50%	100%
25%	50%
<25%	0%

•
Maximum Payout =200%

•
Minimum Payout = 0%

•
If a peer company is no longer publicly traded at the end of a performance cycle, it will be excluded.

•
Percentage target units awarded will be interpolated for percentiles now shown between the threshold and maximum.

The Company’s TSR relative to its executive compensation industry peer group, ranked 11th out of 16 companies (including AZZ), or at the 33rd percentile, which resulted in a payout of 66% of the original FY2021 PSU target award.
The target PSU awards and actual shares earned under such FY2021 PSU awards are summarized in the table below:

47

EXECUTIVE COMPENSATION
FY2021 Performance Shares Earned
Name	Grant Date Target Value	Target # of PSUs Granted at Target	Payout Total # of Shares Earned(1)	Market Value(2)
Thomas W. Ferguson	$750,000	27,184	18,804	$764,400
Philip Schlom	$112,500	4,078	2,821	$114,671
Matt Emery	$125,000	4,531	3,134	$127,409
Tara D. Mackey	$150,000	5,437	3,761	$152,886
Bryan Stovall	$100,000	3,625	2,508	$101,933
Gary Hill(3)	$125,000	4,531	—	—
Ken Lavelle	$125,000	4,531	3,134	$127,409

(1)
The total number of shares earned include dividend equivalents accrued during the FY2021 PSU performance cycle (March 1, 2020 – February 28, 2023), which consisted of 863 for Mr. Ferguson; 129 for Mr. Schlom; 144 for Mr. Emery; 173 for Ms. Mackey; 115 for Bryan Stovall; and 144 for Mr. Lavelle.

(2)
This amount represents the market value of the FY2021 PSUs at the conclusion of their performance cycle, on February 28, 2023, which was based upon the closing price of AZZ common stock of $40.65.

(3)
Mr. Hill’s PSUs were forfeited upon the AIS Divestiture on September 30, 2022.

Compensation Program Overview
The Compensation Committee of the Board of Directors has the responsibility for establishing, implementing and monitoring adherence to the Company’s compensation philosophy. The Compensation Committee ensures that the total compensation paid to the Company’s executive management team is fair, reasonable, competitive and proportionately performance based. Generally, the types of compensation and benefits provided to the NEOs are similar to those provided to other members of the management team.
Compensation Philosophy and Objectives
The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of our shareholders by rewarding performance specifically tied to the achievement of goals set by the Company, with the ultimate overall objective of increasing shareholder value. The Compensation Committee evaluates both performance and compensation to ensure that the Company maintains its ability to retain and attract superior talent in key positions and that compensation provided to such executives remains competitive relative to the compensation paid to similarly situated executives of publicly held companies in the same industry. To that end, the Compensation Committee believes executive compensation packages provided by the Company to its executives, including the NEOs, should include both cash and equity-based compensation that rewards performance as measured against established goals.
The table below highlights our current compensation practices for our NEOs, including practices that we believe drive future strategic growth and foster strong corporate governance principles, and practices we have not implemented because we do not believe they would serve our shareholders’ long-term interests.

A significant portion of our executive officers’ total compensation is based upon the Company’s performance, and the payouts are contingent upon the attainment of certain pre-established performance metrics and capped to minimize risk.
The Compensation Committee engages an independent executive compensation consultant.
Performance measures are highly correlated to the creation of shareholder value.
Our Compensation Committee conducts an annual review of all executive compensation program components to ensure alignment with our compensation objectives.
We review and benchmark pay relative to the market median of our executive compensation industry peer group on an annual basis.
We have a Compensation Recovery Policy to protect the Company in the event of a financial restatement or an executive officer engages in serious misconduct.

48	2023 Proxy Statement

EXECUTIVE COMPENSATION
Our executive compensation program is designed to drive long-term shareholder value and attract and retain high performance executive talent.
We provide a limited number of employment agreements and executive perquisites.
We use annual cash incentive opportunities and equity-based awards to balance the Company’s short- and long-term performance objectives.
We have stock ownership guidelines for directors and executive officers.
Our equity awards are equally weighted between time-vested RSUs, which vest ratably over a three-year period, and PSUs, which emphasize achievement of a pre-determined financial performance metric over a three-year performance cycle.
We grant equity awards with “double-trigger” vesting upon a change in control.

We do not provide tax gross ups.
We do not pay accrued dividends or dividend equivalents on unearned RSUs or PSUs unless and until they vest.
We do not recycle shares withheld for taxes.
We do not reprice underwater equity awards.
We do not permit pledging or hedging of Company securities.
We do not implement compensation or incentives that encourage unnecessary or excessive risk-taking.
Role of Compensation Committee, its Compensation Consultant and the Chief Executive Officer in Setting Executive Compensation
The Compensation Committee makes all compensation decisions, including annual base salaries, short-term cash incentive metrics and annual equity award targets, for the executive management team. The Chief Executive Officer provides the Compensation Committee with an annual performance evaluation for each executive management team member (other than his own) and makes preliminary recommendations for base salary, short-term incentive bonus targets, and equity awards for each officer. The Compensation Committee may exercise its discretion to modify any recommended salary adjustments or target incentive awards to executives made by the Chief Executive Officer. The Compensation Committee, in executive session and without executive officers present, performs the Chief Executive Officer’s annual performance and total compensation targets and the total compensation target levels of the other executive members of the team. The Chief Executive Officer does not make recommendations to the Compensation Committee on his own pay. The Compensation Committee structures the Company’s annual and long-term executive compensation components to motivate executives to achieve the Company’s short-term and long-term business goals and reward executives who achieve their performance goals.
The Compensation Committee has the sole authority to retain and terminate compensation advisors, including the authority to approve the terms and fees of any such arrangement. The Compensation Committee has engaged the services of Meridian Compensation Partners, LLC (“Meridian”) on an ongoing basis to review and provide recommendations with relevant market data and alternative compensation components to consider when making pay decisions for the Chief Executive Officer and the recommendations being made by the Company’s Chief Executive Officer for the executives, other than the Chief Executive Officer, including for fiscal year 2023. Meridian performed services solely on behalf of the Compensation Committee and does not perform any services for the Company. In accordance with Rule 10C-1(b)(4) under the Exchange Act, the Compensation Committee has determined that Meridian is independent and that no conflict of interest exists that would be required to be disclosed in the Company’s Proxy Statement pursuant to Item 407 of Regulation S-K.
On an annual basis, the Compensation Committee assesses the independence of Meridian pursuant to standards promulgated by the SEC and the NYSE and has concluded that no conflict of interest exists that would prevent Meridian from independently advising the Compensation Committee or that would be required to be disclosed in the Company’s Proxy Statement pursuant to Item 407 of Regulation S-K. In fiscal year 2023, Meridian did not perform any other services for the Company other than those described above for the Compensation Committee.
Executive Compensation Peer Group
In making compensation decisions, the Compensation Committee compares each element of the total compensation program against a group of comparable publicly held companies for benchmarking executive compensation. This executive compensation industry peer group

49

EXECUTIVE COMPENSATION
of companies, which is annually reviewed and updated, if applicable, by the Compensation Committee in consultation with Meridian, consists of companies against which the Compensation Committee believes the Company competes for talent and for shareholder investment (the “Executive Compensation Peer Group”). In fiscal year 2023, the Compensation Committee, in consultation with Meridian, determined that no changes would be made to the Executive Compensation Peer Group from fiscal year 2022. The fiscal year 2023 Executive Compensation Peer Group consists of 15 companies in the following industries: (i) electrical and lighting component manufacturing; (ii) steel; (iii) metal coatings; (iv) environmental and facilities services; (v) industrial machinery; and (vi) construction and engineering. These peer companies had annual revenues ranging from approximately 0.4 times to 3.7 the annual revenues of the Company and a median revenue of $1.2 billion for the most recently reported fiscal year end as disclosed to Meridian by the Compensation Committee and were size appropriate in terms of market capitalization and the markets in which AZZ competes. The fiscal year 2023 Executive Compensation Peer Group includes the following companies:
• Altra Industrial Motion Corp.	• Littelfuse, Inc.
• Chart Industries, Inc.	• LSI Industries Inc.
• Encore Wire Corporation	• Powell Industries, Inc.
• ESCO Technologies Inc.	• Preformed Line Products Company
• L.B. Foster Company	• Team, Inc.
• Franklin Electric Co., Inc.	• Valmont Industries, Inc.
• Generac Holdings, Inc.	• Woodward, Inc.
• Haynes International, Inc.
Though the Compensation Committee considers the compensation practices of the peer companies noted above in determining the overall compensation of the Company’s executive officers, including the NEOs (including determining base salaries, as described below), the Compensation Committee does not set target compensation at specific market percentiles. Subject to the discretion of the Compensation Committee, the Company base salaries, short-term incentive compensation targets and long-term incentive compensation targets generally range within the market median of our Executive Compensation Peer Group listed above on an annual basis.
In addition to peer market data, compensation is determined based upon:
• The executive’s contributions and performance;
• Market levels of compensation for positions comparable to the executive’s position;
• The executive’s roles and responsibilities, including the executive’s tenure in such role; and
• The executive’s experience and management responsibilities.
Internal pay equity is also considered (including the executive’s responsibilities and potential impact on Company operations). In considering internal pay equity, the Compensation Committee has no formula or established ratios for setting one executive’s total compensation versus the compensation of another executive officer. Rather, the Compensation Committee subjectively evaluates the relative importance of each NEO’s role to the Company as a whole, which results in certain executives receiving more total compensation than others (e.g., the Company’s Chief Executive Officer is paid more than its Chief Financial Officer). The Compensation Committee may also consider how the Company has performed relative to the Executive Compensation Peer Group of companies listed above.
While the Compensation Committee considers a variety of factors in making compensation decisions for the Company’s NEOs, the Compensation Committee does not use any particular weighting or formula to determine executive compensation. Rather, the Compensation Committee subjectively evaluates all of the factors noted in the discussion above in determining executive compensation.
2022 Say-On-Pay Advisory Vote
At the Company’s 2022 Annual Meeting, 98.3% of the shareholders that cast a ballot voted to approve the Company’s executive compensation program. After considering this non-binding, advisory voting result, the Compensation Committee believes the result reflects strong shareholder concurrence that the Company’s executive compensation program is consistent with sound corporate governance principles, and appropriately designed to support the Company’s short- and long-term strategic business objectives. Additionally, the Compensation Committee believes these results demonstrate shareholders’ concurrence that the executive compensation program maintains an appropriate balance between utilizing responsible, measured pay practices and effectively ensuring the interests of the NEOs are incentivized by, and aligned with, the creation of long-term value for the Company’s shareholders. Consequently, the Compensation Committee intends to continue following the executive compensation philosophy, policies and practices it has historically utilized, and update certain compensation elements from time to time as market compensation trends evolve to best practices.

50	2023 Proxy Statement

EXECUTIVE COMPENSATION
98.3% Approval	Shareholders demonstrated strong support of our executive compensation program, with 98.3% of the votes cast approving our “say-on-pay” proposal at our 2022 annual meeting of shareholders.
Employment Agreements
Mr. Ferguson
Mr. Ferguson’s initial employment agreement with the Company commenced in November 2013 and was amended and restated on September 2016 and was subsequently amended on October 3, 2018, solely to clarify compliance with Section 409A of the Internal Revenue Code. On October 3, 2019, Mr. Ferguson entered into the Second Amended and Restated Employment Agreement (the “Second Amended CEO Agreement”) with the Company, which extended Mr. Ferguson’s employment term for an additional three years that expired on October 3, 2022, subject to automatic extensions for successive one-year periods unless either the Company or Mr. Ferguson gives written notice to the other at least one hundred twenty (120) days before such extension would otherwise occur of the Company’s or Mr. Ferguson’s election not to extend the term.
Mr. Ferguson’s employment agreement provides for certain severance payments and benefits following a termination of employment under certain circumstances. These benefits are described below in the section titled “Potential Payments upon Termination or Change in Control.”
Mr. Schlom
Mr. Schlom entered into an employment agreement with the Company on November 4, 2020, which has an initial term of three years to expire on November 4, 2023, subject to automatic extensions for successive one-year periods unless either the Company or Mr. Schlom gives written notice to the other at least one hundred twenty (120) days before such extension would otherwise occur of the Company’s or Mr. Schlom’s election not to extend the term.
Both of the employment agreements above provide for (i) a base salary, to be reviewed annually, which the Board and/or the Compensation Committee may adjust at its discretion; (ii) eligibility for an annual equity award under the Company’s 2014 Plan; and (iii) an annual cash incentive opportunity to be based upon individual and/or Company performance criteria that the Board and/or the Compensation Committee establishes for each fiscal year, with a target annual cash incentive expressed as a percentage of base salary. Messrs. Ferguson and Schlom are each subject to covenants prohibiting: (i) during or after employment, the disclosure of confidential information; (ii) during employment and the twelve (12)-month period thereafter, competition, solicitation of customers or employees, interference with business relationships, purchase of Company shares during a blackout period except as permitted by the Board or through the Company’s employee stock purchase plan, disparagement of the Company, or entering into a transaction with the Company; and (iii) ownership of any intellectual property or property conceived or developed during his employment or the 6-month period thereafter, (the “Employment Agreement Terms and Conditions.”)
Ms. Mackey and Messrs. Emery and Stovall do not have employment agreements with the Company. All of our NEOs will receive certain severance payments and benefits following a termination of employment under various circumstances pursuant to the terms set forth in the Company’s Executive Officer Severance Plan, as more fully described below in the sections titled “Executive Officer Severance Plan” and “Potential Payments upon Termination or Change in Control.”

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EXECUTIVE COMPENSATION
Divestiture of the Infrastructure Solutions Business Segment
Messrs. Lavelle and Hill
Messrs. Lavelle and Hill entered into employment agreements with the Company on January 9, 2020 and February 11, 2020, respectively. The employment agreements consisted of a three-year term and were subject to automatic extensions each subsequent anniversary, unless either party provided certain notice requirements set forth in the respective agreement. The employment agreements for Messrs. Lavelle and Hill generally contained the Employment Agreement Terms and Conditions as discussed above for Messrs. Ferguson and Schlom.
Departure of Mr. Hill
As discussed above on pages  44-45, on September 30, 2022, the Company completed the divestiture of its controlling interest in its Infrastructure Solutions segment pursuant to a joint venture agreement between the Company and Fernweh Group LLC (“Fernweh”) (the “AIS Divestiture”). Under the AIS Divestiture agreement with Fernweh, the Company contributed 60% of its Infrastructure Solutions business segment to AIS Investment Holdings LLC, a subsidiary of Fernweh, (the “AIS Joint Venture”) and retained the remaining 40% interest.
In connection with closing the AIS Divestiture on September 30, 2022, Mr. Hill’s employment transitioned to the AIS Joint Venture and was no longer employeed by the Company. Pursuant to the Company’s 2014 Plan, the Compensation Committee is permitted to accelerate the vesting of equity awards in its sole discretion. In connection with the AIS Divestiture, the Compensation Committee approved the acceleration of RSUs that were held by AIS employees that had already accrued on the Company’s books for fiscal year 2023, and would have otherwise vested during the fiscal year, but for the AIS Divestiture closing on September 30, 2022. As a result of Mr. Hill’s employment transferring to the AIS Joint Venture, the Compensation Committee approved the acceleration of certain outstanding equity awards. As a result, Mr. Hill received the following: (i) the accelerated vesting of 1,488 RSUs, plus 39 dividend equivalent shares that were issued in settlement of the RSUs that were granted in previous years; (ii) the acceleration of 20,000 RSUs granted to Mr. Hill on February 11, 2020, which was a special one-time retention grant that was scheduled to cliff vest on November 1, 2022; and (iii) a pro-rata annual cash incentive payment based upon the Company’s Infrastructure Solutions segment’s actual financial performance from March 1, 2022 through September 30, 2022 pursuant to the Compensation Committee’s previously approved performance metrics for fiscal year 2023. The Compensation Committee did not accelerate any outstanding and unvested PSUs held by Mr. Hill, therefore; all outstanding PSUs for Mr. Hill were forfeited upon the AIS Divestiture.
Secondment Agreement — Mr. Lavelle
In order to assist with a smooth transition of the AIS business to the AIS Joint Venture, the Company entered into a Secondment Agreement with AIS Investment Holdings LLC on September 30, 2022 (the “Secondment Agreement”), pursuant to which certain of the Company’s employees, including Mr. Lavelle, although still employed by the Company, were assigned to primarily work under and provide services to, and at the direction of, the AIS Joint Venture for a temporary period of time. Pursuant to the Secondment Agreement, AIS Investment Holdings LLC is required to reimburse the Company for certain of its expenses incurred in connection with these assignments, including annual base salary, annual cash bonus, employee benefit costs, and any related employee withholding taxes. The Secondment Agreement may be terminated for any reason by either party thereto upon sixty (60) days written notice. During fiscal year 2023, the Company was reimbursed $175,913 for the services of Mr. Lavelle. The Secondment Agreement with respect to Mr. Lavelle’s assignment ended on January 31, 2023, at which time he resumed working for the Company in a non-executive officer role.

52	2023 Proxy Statement

EXECUTIVE COMPENSATION
Fiscal Year 2023 Executive Compensation Components
For the fiscal year ended February 28, 2023, the principal components of compensation for NEOs were:
Category	Compensation Element	Description
Cash	Base Salary
Fixed cash compensation based upon experience and on responsibilities of the position. Reviewed annually for potential adjustments based on market rates for each position, individual performance and scope of responsibilities.

Annual Incentive Opportunity
Annual cash incentive for achievement of specific annual financial operating results and a qualitative component relating to the execution of individual performance goals which are consistent with AZZ’s fiscal year 2023 business transformation objectives specifically tailored to each NEO’s specialized skill set.

Long-Term Incentives	Restricted Stock Units
Vest ratably over a three-year period. Settled in shares of AZZ Common Stock. Dividend equivalents accrue with respect to dividends awarded during the vesting period and are not settled until the underlying award vests.

Performance Share Units
Three-year pre-determined financial performance metric settled in shares of AZZ Common Stock. Dividend equivalents accrue during the vesting period and are not paid and settled until the underlying award vests.

Retirement	401(k) Plan	Qualified 401(k) plan available to all U.S. employees. The Company matches 100% of the first 1% and 50% of contributions between 2% and 6% (with a potential total Company match of 3.5%).
Other	Employment Agreements	Sets standard benefits for an NEO and the CEO in the event of termination of employment from the Company.
	Executive Severance Plan	Sets standard benefits for executives in the event of severance or upon a change in control (for all NEOs except for the Company’s CEO).
	Change-in-Control Agreement	Sets standard benefits for the Company’s CEO upon a change in control.
	Other Benefits	Executive supplemental disability insurance, financial planning services and annual physical exam.
Base Salary
The Company provides executive officers and other employees with a base salary to compensate them for services required by their respective level of job responsibilities. Base salaries for our NEOs are determined for each executive based on his or her position and areas of responsibility and factors in experience and external market data for their position. Base salaries are designed so that pay opportunities for a given position recommended by Meridian are within plus or minus 10% of the median market base salary of the Company’s Executive Compensation Peer Group.
During its review of base salaries for executives, the Compensation Committee primarily considers:
•
market data and advisory services periodically provided by Meridian, the Compensation Committee’s external compensation consultant;

•
internal data regarding the executive’s compensation, both individually and relative to other executive officers; and

•
individual performance of the executive.

Salary levels are typically considered annually as part of the Company’s performance review process, as well as upon a promotion or upon other changes in job responsibilities. Annual salary increases are not guaranteed and do not automatically occur each year.

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EXECUTIVE COMPENSATION
The following table details the NEOs’ base salaries for the fiscal year ended February 28, 2023.
Name	FY2022 Base Salary	Percent Change	FY2023 Base Salary	Actual Base Salary Earned During FY2023
Thomas E. Ferguson	$895,482	5%	$940,256	$932,794
Philip Schlom	$365,750	15%	$420,613	$411,469
Tara D. Mackey	$372,315	5%	$390,931	$387,828
Matt Emery(1)	—	—	$339,395	$336,702
Bryan Stovall	$367,500	15.5%	$424,463	$418,032
Gary Hill	$365,650	3%	$376,620	$338,088
Ken Lavelle(1)	—	—	$332,736	$331,648

(1)
Messrs. Emery and Lavelle were not NEOs during fiscal year 2022.

In determining annual salary increases, if applicable, and also in determining short-term cash incentive awards under the Company’s STI Plan and long-term incentive equity awards under the 2014 Plan, for the NEOs for fiscal year 2023, the Compensation Committee utilized qualitative factors to evaluate their performances and recognize their contributions and leadership during fiscal year 2023. In particular, the Compensation Committee considered each officer’s contributions to achieving the following: (i) the identification, review, analysis and evaluation of potential acquisition targets identified by the Company during the year; (ii) the execution of integration plans for acquired businesses; (iii) the Company’s overall financial performance; (iv) the Company’s ability to manage costs and reduce corporate spending; (v) the successful implementation of several corporate initiatives during the year; (vi) the performance of the Company’s stock price, as compared to its competitors; (vii) advancing the Company’s ESG and sustainability commitments; and (viii) effectively managing operations and profitability while navigating through the challenges of supply chain disruptions, inflationary cost increases and labor shortages. The Compensation Committee also considered issues of relative amounts paid and awarded to each NEO as a matter of internal equity.
The amount of each officer’s salary and incentive awards was based on the CEO’s subjective evaluation of each officer’s performance, the relative responsibilities of the officers and the Compensation Committee’s sense of fair and equitable distributions of salaries and incentive awards. The Compensation Committee also considered comparable market compensation data from similarly situated officers of companies against which the Compensation Committee believes the Company competes for talent and for shareholder investment. In assessing the NEOs performance evaluation, the Compensation Committee took into account and acknowledged the following individual performance achievements for fiscal year 2023:

Mr. Ferguson	FY2023 Performance Results

•
Led the successful acquisition of Precoat Metals and the divestiture of 60% of AZZ’s Infrastructure Solutions segment to further execute on the Company’s strategy to become a predominantly metal coatings company.

•
Led AZZ in generating its 36th consecutive year of profitability and generated strong cash flows from continuing operations resulting in sales growth of 20.5%.

•
Supported an increased focus on AZZ’s ESG commitments initiatives.

•
Continued focus on diversity and inclusion in talent decisions with diverse candidates for fiscal year 2023, which led to a 13% increase in the number of diverse leadership hires from the previous year.

•
Continued growth of the leadership bench across the Company’s footprint through robust succession planning, training and development programs.

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EXECUTIVE COMPENSATION

Mr. Schlom	FY2023 Performance Results

•
Recapitalized the Company in difficult credit markets to support the acquisition of Precoat Metals.

•
Successfully led the financial due diligence of the Precoat Metals acquisition and the divestiture of the non-controlling 60% interest in the Company’s Infrastructure Solutions segment to Fernweh.

•
Drove the complex financial accounting related to transforming the Company through a large business combination transaction, including valuation work on assets acquired and divested.

•
Successfully renewed and expanded AZZ’s insurance program in a difficult and hardened market, reducing premium costs year-over-year without taking on significant new risks or exposures.

Mr. Emery	FY2023 Performance Results

•
Led IT and HR due diligence efforts for the Precoat Metals acquisition.

•
Transitioned all Precoat Metals human resources systems, health and retirement plans (401(k) and pension plans) from Sequa Corporation.

•
Transitioned all Precoat Metals IT infrastructure and services from Sequa Corporation.

•
Led the Transition Services Agreement for various services that had to be carved out of AZZ’s operating systems following the AIS Divestiture (e.g. payroll, finance and IT services).

•
Managed AZZ’s IT and HR team to deliver all business transition and compliance requirements within its fiscal year 2023 budget and restructured departments and cost structures to align with future business segments.

Ms. Mackey	FY2023 Performance Results

•
Successfully managed all legal matters for the Company including providing commercial contract support to the business segments, settling various lawsuits and commercial disputes with no material settlement payouts.

•
Led AZZ’s further ESG strategy development initiatives and established AZZ’s initial ESG targets to advance the Company’s commitment to sustainability, and completed and published AZZ’s second ESG Report.

•
Completed two transformational M&A deals during the year — the acquisition of Precoat Metals and disposition of AZZ’s majority interest in its Infrastructure Solutions business segment via the AIS Joint Venture.

•
Successfully garnered over 98% of the Company’s outstanding and voted shares of Common Stock to amend the Company’s charter documents to permit the establishment and issuance of Series A Preferred Stock to Blackstone which helped fund the acquisition of Precoat Metals in May 2022.

•
Managed the AZZ Cares Foundation’s applications for assistance, grants, annual registrations and filings.

•
Provided legal support for AZZ’s new $450 million credit facility and $1.5 billion in Term B Notes negotiated and syndicated during the fiscal year.

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EXECUTIVE COMPENSATION

Mr. Stovall	FY2023 Performance Results

•
Successfully led AZZ’s Metal Coatings segment to achieve record sales and EBITDA of $637.0 million and $189,0 million, respectively.

•
Drove the record production of 1.7 billion pounds of galvanized steel and maintained profit margins while navigating inflationary cost increases in labor and raw materials, including zinc.

•
Continued to develop the bench strength and leadership of the Metal Coatings segment, which has led to a completed succession plan.

•
Acquired and successfully transitioned three galvanizing facilities into the Metal Coatings segment expanding AZZ’s network of plants.

Mr. Hill	FY2023 Performance Results

•
Sustained the Company’s Infrastructure Solutions segment operations, minimized business interruptions and kept the business segments leadership team focused on the execution of its annual forecast, as the Company entered into due diligence related to the AIS Divestiture.

•
Supported a smooth, effective and complete transition of the Infrastructure Solutions segment to the new majority interest holder of the AIS Joint Venture.

•
Led the Infrastructure Solutions segment in achieving its financial operating budget for fiscal year 2023.

Mr. Lavelle	FY2023 Performance Results

•
Successfully led AZZ’s Electrical platform within the Infrastructure Solutions business segment and drove significant year-over-year improvement in operating income across the Electrical platform entities through the close of the AIS Divestiture, including achieving TRIR below 0.5, a Net Promoter Score average above 9.35 out of 10, and maintaining outstanding customer relations.

•
Led several cost-recovery initiatives from the Electrical platform customers that had contracts impacted by inflationary cost increases resulting from post COVID supply chain challenges.

•
Closed largest new AIS Electrical platform contract in business segment history, which resulted in timely delivery of units with high customer satisfaction.

•
Supported the AIS Divestiture, including (i) the presentation of all Electrical business due diligence data, (ii) participation in in-depth due diligence trips to various AIS operating sites within Fernweh, the new AIS Joint Venture majority owner, and (iii) spear heading the CIFIUS filing required for the AIS Divestiture, which received governmental approval.

•
Assisted in the retention of top-talent at various levels of the Infrastructure Solutions segment that could have been affected by the AIS Divestiture.

56	2023 Proxy Statement

EXECUTIVE COMPENSATION
Performance-Based Incentive Compensation
The STI Plan is an annual cash incentive program that provides the Compensation Committee the flexibility to reward high performance for the achievement of annual performance goals by NEOs, increase shareholder value and allow key employees to share in the annual growth and profitability of the Company. The STI Plan provides guidelines for the calculation of annual cash incentive compensation, subject to the Compensation Committee’s oversight and modification.
At the beginning of each fiscal year, the Compensation Committee approves the group of employees who are eligible to participate in the Company’s STI Plan for that fiscal year and the total target award pool. Each participant’s responsibilities and potential impact on the Company’s operations are factored into their respective target award opportunities that are established as a percentage of base salary. For fiscal year 2023, the Compensation Committee approved annual short-term incentive target award opportunities that ranged from 55% to 100% of base salary for the Company’s NEOs. The target annual short-term incentive opportunity for each NEO in fiscal year 2023 is set forth in the following table:
Named Executive Officer	FY2023 Target %
Thomas E. Ferguson	100%
Philip A. Schlom	70%
Matt Emery	60%
Tara D. Mackey	60%
Bryan Stovall	80%
Gary Hill	60%
Ken Lavelle	55%
Each NEO may earn up to 200% of his or her short-term incentive target award opportunity by achieving a performance level of at least 125% of his or her annual performance targets. Therefore, the maximum award payments under the STI Plan may not exceed 200% of base salary for Mr. Ferguson, 160% for Mr. Stovall, 140% of base salary for Mr. Schlom, 120% of base salary for Ms. Mackey and Mr. Emery and 110% for Mr. Lavelle. Payments made under the fiscal year 2023 STI Plan are forfeitable and must be repaid to the Company by the applicable NEO in the event the Company is required to restate its financial statements, or such NEO engages in serious misconduct.
Award payments are calculated (as a percentage of the target award opportunity) with respect to each applicable performance metric, based on the percentage of performance target achieved in accordance with the following schedule:
% of Performance Target Achievement	% of Target Bonus Opportunity Earned
<51	0%
100	100%
125	200%
For every percentage point increase in the percentage of the performance target achieved, the percentage of target bonus opportunity earned increased by two percentage points between the minimum payment thresholds and the target bonus opportunity. For every percentage point increase in the percentage of performance target achieved above the target bonus opportunity and the maximum target payout opportunity, the percentage of target bonus opportunity earned increased by four percentage points.
As described below, the Compensation Committee determines the percentage of the performance target that has been achieved for each performance objective assigned to a NEO and the corresponding percentage of the target bonus opportunity earned. For example, if the Compensation Committee sets a target cash award of $10,000 based upon achievement of a target level of diluted earnings per share of $1.00 and if the Company’s actual earnings per share is $1.10, the Compensation Committee would determine that the recipient of the award had achieved 110% of his target level and would be entitled to a cash award of 140% of his target cash award amount resulting in a cash award of $14,000.
Fiscal Year 2023 STI Plan Performance Metrics
Our STI Plan performance metrics are designed to drive shareholder value creation. The Compensation Committee assigned quantitative and qualitative performance goals for the year that relate to the following: (i) execution of AZZ’s strategic transformation plan for fiscal year 2023; (ii) the ability of the executive officers to effectively execute on their respective operating budgets; (iii) completing several corporate and operational excellence initiatives; and (iv) effectively managing operations and profitability while navigating through the

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EXECUTIVE COMPENSATION
challenges of supply chain disruptions, rising inflationary costs and labor shortages. Levels for revenue, operating income, earnings per share, cash flow and return on assets objectives were all set in alignment with the Company’s strategic plan, and expectations set by the Board of Directors regarding the Company’s performance in response to various market conditions.
Following the acquisition of Precoat Metals and the AIS Divestiture, the Compensation Committee determined that the components of the Company’s core business segments had changed and reevaluated the executive compensation performance metrics that had been previously set for fiscal year 2023 under the STI Plan with the assistance of Meridian. The Company also retained the assistance of Mercer (US) Inc.to opine on various modeling options and best practices of other public companies following a transformational acquisition or disposition. Several alternative treatments were reviewed and considered by the Compensation Committee as part of the evaluation.
After discussion with its independent consultant, Meridian, and after review, analysis, and careful consideration of the previously determined performance metrics and targets for fiscal year 2023, the Compensation Committee elected to (i) exclude certain impacts from the AIS Divestiture and Precoat Metals acquisition from the calculation of Adjusted EPS, which were not contemplated in the previously determined performance metrics and targets but retain the original Adjusted EPS target of $3.81 per share; and (ii) due to the complexities of establishing a revised target for cash flow related to the acquisition, divestiture of the non-controlling interest of the AIS Joint Venture, and refinancing costs, the cash flow metric was removed from the fiscal year 2023 STI Plan performance metrics, and the weighting for this metric was reallocated to the annual EPS metric.
The qualitative individual performance assessment, which comprises the final component of the total STI target opportunity for the NEOs, is discretionary, and subject to the same 0% to 200% payout range as the financial metrics. The amounts awarded to the NEOs under the qualitative assessment are influenced by the Compensation Committee’s quantitative performance assessment of each officer and the Company’s performance, ensuring executives are appropriately compensated for demonstrating behaviors that are consistent with our business objectives and core values.
The chart below shows the performance measures, the weight of each performance measure and target performance goals assigned to each NEO, and the actual percentage of target performance achieved for fiscal year 2023:
Named Executive Officer	Weight	Performance Measure	FY2023 Target Performance Goal	FY2023 Achieved Performance	% of Target Performance Achieved
Mr. Ferguson	75%	Adjusted Earnings Per Share (“Adjusted EPS”)(1)	$3.81	$4.01	105%
	25%	Qualitative(2)			120%
Mr. Schlom	85%	Adjusted EPS(1)	$3.81	$4.01	105%
	15%	Qualitative(2)			50%
Mr. Emery	85%	Adjusted EPS(1)	$3.81	$4.01	105%
	15%	Qualitative(2)			120%
Ms. Mackey	85%	Adjusted EPS(1)	$3.81	$4.01	105%
	15%	Qualitative(2)			150%
Mr. Stovall	35%	Adjusted EPS(1)	$3.81	$4.01	105%
	25%	Metal Coatings Segment RONA(3)	15.3%	19.5%	127%
	25%	Metal Coatings Segment Operating Income(4)	(5)	(5)	125%
	15%	Qualitative(2)			150%
Mr. Hill	20%	Adjusted EPS(1)	$2.32	$2.32	100%
	25%	Infrastructure Solutions Segment RONA(3)	4.19%	4.82%	115%
	25%	Infrastructure Solutions Segment Operating Income(4)	(6)	(6)	109%
	15%	Qualitative(2)			100%
Mr. Lavelle	100%	Adjusted EPS(1)	$3.81	$4.01	105%

(1)
Adjusted EPS is a non-GAAP measure. See Appendix B for a reconciliation of Adjusted EPS to the most comparable GAAP measure.

(2)
Based on the Compensation Committee’s review of the NEOs individual and collective performance, the committee approved a discretionary individual performance payout for the NEOs ranging between 50% to 150% of award targets. This decision took into account the Company’s performance against financial targets, the strong individual and collective performances across all aspects of the business, and the value created for the Company’s shareholders in fiscal year 2023.

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(3)
Segment RONA is calculated as a percentage using a numerator of tax adjusted segment operating income, divided by a denominator of total segment assets, minus platform current liabilities, plus platform current portion of long-term debt.

(4)
Segment operating income consists of net sales less cost of sales, specifically identifiable selling, general and administrative expenses and other income and expense items that are specifically identifiable to a segment.

(5)
The fiscal year 2023 operating income target and achieved performance for the Metal Coatings segment is not disclosed because such disclosure would result in competitive harm. This operating income target was set at a level necessary to deliver on AZZ’s financial goals and intended to be challenging.

(6)
The fiscal year 2023 operating income target and achieved performance for the Infrastructure Solutions segment is not disclosed because such disclosure would result in competitive harm. This operating income target was set at a level necessary to deliver on AZZ’s financial goals and intended to be challenging.

Upon completion of the fiscal year, the Compensation Committee assesses the actual achieved performance of the Company against each performance objective to determine the percentage of target performance achieved. Actual performance achieved was based upon our audited financial statements and on the percentage of target performance achieved for each NEO. Awards made to our NEOs under the STI Plan for performance in fiscal year 2023 are reported in column (g) of the Summary Compensation Table of this Proxy Statement on page 66 and also detailed in the following table:
Named Executive Officer	Target as a % of Base Salary	Actual Payout as % of Base Salary	Target Amount ($)	Actual Payout ($)(1)
Thomas Ferguson	100%	120%	940,256	1,119,353
Philip Schlom	70%	109.5%	294,429	315,391
Tara D. Mackey	60%	124.5%	234,559	289,708
Matt Emery	60%	120%	203,637	242,425
Bryan Stovall	80%	164.5%	339,570	550,130
Gary Hill(2)	60%	100%	225,972	134,182
Ken Lavelle	55%	120%	183,005	218,888

(1)
Actual payout is based upon actual base salary earned during fiscal year 2023 multiplied by the actual payout percentage.

(2)
Actual payout for Mr. Hill was pro-rated from March 1, 2022 through September 30, 2022, upon his employment transitioning to the AIS Joint Venture.

Long-Term Incentive Compensation
On July 8, 2014, the Company’s shareholders approved the adoption of the 2014 Plan, which allows the Company to grant stock options, stock appreciation rights (“SARs”), restricted shares, RSUs, performance awards (including PSUs) and other stock-based awards.
The purpose of our long-term incentive compensation program is to:
•
align the interests of executive officers with those of our shareholders;

•
provide an opportunity for increased equity ownership in the Company by directors and executives;

•
maintain competitive levels of total compensation with the Company’s Executive Compensation Peer Group; and

•
facilitate compliance with the Company’s Stock Ownership Guidelines, which requires AZZ’s executive officers and directors to hold shares of AZZ’s Common Stock.

During fiscal year 2023, the compensation program for our executive officers included long-term equity awards with a target value based upon a percentage of each NEO’s base salary, which were awarded in the form of 50% RSUs and 50% PSUs which were granted under the 2014 Plan. Also, during fiscal year 2023, certain NEOs received a special one-time grant of an extra 20% in RSUs due to the tremendous workload required to negotiate and enter into two transformational M&A transactions for the Company. The RSUs and PSUs accrue dividend equivalents during the restricted vesting period or performance cycle, as applicable, which will not be paid unless and until the underlying award vests. If the underlying award vests, the dividend equivalents will be paid either in cash or shares of AZZ Common Stock at the discretion of the Compensation Committee.
On May 9, 2022, the Compensation Committee awarded an aggregate of 99,895 RSUs and an aggregate of 52,038 PSUs to certain officers and employees of the Company under the 2014 Plan. The RSUs vest ratably during a three-year period from the grant date, with one-third of the RSUs vesting on each of the first, second and third anniversaries of the grant date beginning on May 9, 2023 and are

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EXECUTIVE COMPENSATION
settled in shares of AZZ Common Stock. The PSUs cliff vest at the end of a three-year period based on TSR performance in the performance cycle (compared to the Company’s Executive Compensation Peer Group, which is discussed on page 49 of this Proxy Statement) and are settled, if at all, in shares of AZZ Common Stock.
RSU award levels are determined based on market data, vary among participants based on their positions within the Company, and are granted after the Company publicly announces its financial results for the prior full fiscal year. To determine target awards of RSUs, the Compensation Committee first establishes a target value to be delivered to each NEO through long-term equity awards. In setting target value, the Compensation Committee considered various factors, including the following:
the practice of granting annual equity awards only once every year after annual final results are released;	the emphasis placed on equity in the mix of total compensation;
the officer’s experience and performance;	the scope, responsibility and the potential business impact of the NEO’s position;
the perceived retention value of the total compensation package in light of the competitive labor market;	alignment with AZZ’s compensation philosophy and objectives;
cost and dilution impact;	grant practices and award structures of our Executive Compensation Peer Group; and
data analytics and advice from Meridan.
No particular weighting was assigned to the factors described above in the determination of the total target value for fiscal year 2023.
Once the target values of RSU and PSU awards were established for each executive officer based upon a percentage of his or her salary, the Compensation Committee determined the number of shares to be awarded to the NEOs by utilizing a 30-day average closing stock price of the Company’s Common Stock from the last trading day preceding the date of grant. As with all or our RSUs, if an NEO voluntarily leaves the Company before the award vests, the NEO will forfeit the unvested portion of the award. The number and value of RSUs and PSUs granted to each one of the NEOs in fiscal year 2023 can be found in the table provided below under the caption “Grants of Plan Based Awards” on page 68 of this Proxy Statement.
Fiscal Year 2023 Performance Share Units
For fiscal year 2023, the Company granted PSUs to the NEOs that have a three-year performance cycle (March 1, 2022 to February 28, 2025) and will vest and become payable, if at all, on the third anniversary of the award date, with payments to be settled in shares of the Company’s Common Stock (the “FY2023 PSUs”). Payments under the PSUs will be based on the Company’s TSR relative to the TSR of its Executive Compensation Peer Group over the three-year performance cycle. The Executive Compensation Peer Group is described in detail on pages 49-50 of this Proxy Statement. The TSR performance metric is defined below.
The Executive Compensation Peer Group companies and AZZ will be ranked according to their performance at the end of the three-year period. AZZ’s percentile ranking will be calculated as follows:
Award recipients will not be entitled to receive any payment under the FY2023 PSUs unless AZZ’s TSR performance ranks in the 25th percentile or higher as compared to its Executive Compensation Peer Group. Within these constraints, payments under the FY2023 PSUs will be determined as follows:

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TSR % Ranking Achieved(1)	% of Target Award Payout
<25%	0%
25%	50%
50%	100%
100%	200%

(1)
The percentage of target payout earned under the FY2023 PSUs will be interpolated for performance percentiles that fall between the threshold and maximum percentages shown above.

The FY2023 PSUs vest at the end of the three-year performance cycle with potential payouts ranging from 0% to 200%. Upon completion of the three-year performance cycle ending on February 28, 2025, the Compensation Committee will determine the amount of TSR performance achieved by the Company based on the Company’s audited financial statements relative to its Executive Compensation Peer Group for the same period.
RSUs and PSUs granted under the 2014 Plan include dividend equivalents, which are intended to provide the recipient of these awards with the benefits of dividends paid on the underlying shares of AZZ Common Stock during the vesting period. Dividend equivalents are calculated based upon the dividends paid by the Company during the vesting period of the applicable award and are paid only upon the vesting of the underlying equity award, and such dividend equivalents may be paid in either cash or shares of AZZ Common Stock. Recipients of the RSUs and PSUs have no rights with respect to accrued dividend equivalents unless and until the vesting of the underlying award.
The following table sets forth the number of RSUs and PSUs granted to each NEO in fiscal year 2023. The Compensation Committee determined a dollar value amount of RSUs and PSUs that it desired to grant each NEO based on a percentage of each NEO’s base salary. This dollar value amount was then divided by the 30-day average closing stock price of the Company’s Common Stock on the last trading day preceding the date of grant, which was $47.21, to determine the number of shares to be granted.
Name	% of Base Salary	TOTAL RSU Grant Value(1)	Number of RSUs(2)	Total PSU Grant Value(1)	Number of PSUs at Target
Thomas Ferguson	200	$1,128,307	23,899	$940,256	19,916
Philip Schlom	100	$294,429	6,236	$210,306	4,454
Matt Emery	85	$212,122	4,493	$144,243	3,055
Tara D. Mackey	85	$244,332	5,175	$166,146	3,519
Bryan Stovall	100	$297,124	6,293	$212,231	4,495
Gary Hill	85	$160,063	3,390	$160,064	3,390
Ken Lavelle	75	$125,000	2,647	$125,000	2,647

(1)
Grant values vary from the values in the Summary Compensation Table because grant values represent the dollar value of the target grant values that the Compensation Committee awarded based on a percentage of each NEOs base salary, which was then divided by the 30-day average closing stock price of the Company’s Common Stock on the last trading day preceding the date of grant to determine the number of shares awarded. The values in the Summary Compensation Table represent the fair market value of the award calculated by the different methodology as set forth in FASB ASC Topic 718.

(2)
The total number of RSUs granted include an additional 20% related to a special one-time award for certain NEOs for completing two transformational transactions for the Company during fiscal year 2023. The additional shares include: 3,983 for Mr. Ferguson, 1,782 for Mr. Schlom, 1,438 for Mr. Emery, 1,656 for Ms. Mackey, and 1,798 for Mr. Stovall. Messrs. Hill and Lavelle did not receive the special one-time award.

Benefits and Perquisites
The Company provides benefits to its salaried employees including health care coverage, life and long-term disability insurance benefits, 401(k) matching contributions, and reimbursement for educational expenses. In addition to the aforementioned benefits provided to all employees generally, the Company provides the NEOs with nominal perquisites that the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall conservative compensation program to better enable the Company to attract and retain superior talent for key leadership positions. These perquisites include reimbursement of costs associated with club membership dues, executive physical exams and executive supplemental disability insurance. The Compensation Committee annually reviews the levels of benefits and perquisites provided to the Company’s NEOs.
Severance Benefits
On October 8, 2021, the Board of Directors of the Company adopted the AZZ Inc. Executive Officer Severance Plan (the “Executive Severance Plan”), effective October 11, 2021, which replaced the AZZ Inc. Severance Plan and provides severance pay and benefits under

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EXECUTIVE COMPENSATION
certain circumstances to eligible active, full-time executive employees of the Company and its U.S. subsidiaries, including the Company’s executive officers, other than certain NEOs to the extent their severance benefits are set forth in their respective employment agreements, as discussed under the headings titled “Employment Agreements” (above) and “Potential Payments Upon Termination, Death, Disability or Change in Control” (below). The Executive Severance Plan provides for the payment of severance pay and benefits to eligible executive employees in the event of an involuntary termination of employment by the Company without cause or by the eligible executive employee for good reason.
Additionally, the Company entered into Change of Control Severance Agreements with all executive officers, including the NEOs, although the Change of Control Severance Agreements for all of the NEOs, except for Mr. Ferguson, terminated upon the effective date of the Executive Severance Plan pursuant to an agreement that they each signed, so that severance pay and benefits due in connection with a change in control for all of the Company’s executive officers, except the CEO, would be paid to them under the terms of the Executive Severance Plan. Mr. Ferguson’s change in control agreement and the change in control provisions of the Executive Severance Plan for the other NEOs, are designed to promote stability and continuity of executive management. Information regarding applicable payments under these arrangements for our NEOs is provided under the headings titled “Employment Agreements” (above) and “Potential Payments Upon Termination or Change of Control” (below) of this Proxy Statement. The Company does not have any arrangement providing for tax gross up payments of any compensation elements with any of our executive officers, including for severance and change in control benefits.
Retirement and Other Benefits
We do not maintain a defined-benefit retirement program. Instead, all Company employees, including NEOs, are eligible to participate in the AZZ Inc. Employee Benefit Plan and Trust (the “Benefit Plan”).
The Benefit Plan is a tax-qualified savings plan pursuant to which all Company employees, including the NEOs, can contribute a portion of their annual salary on a pre-tax basis up to certain limits prescribed by the Internal Revenue Service. The Company matches 100% of the first 1%, and 50% of contributions between 2% and 6%, of eligible pay that each employee contributes. Company matching contributions are fully vested after two years of service. Employees may select from among several mutual funds when investing their account funds.
Employee Stock Purchase Plan
On January 18, 2018, the Company’s Board of Directors approved the AZZ Inc. 2018 Employee Stock Purchase Plan (the “2018 ESPP”). The 2018 ESPP succeeded the Company’s 2008 Employee Stock Purchase Plan that expired in 2018. The 2018 ESPP allows eligible employees of the Company, including NEOs, to purchase shares of the Company’s Common Stock, two times per year, at a 15% discount through accumulated payroll deductions. Offerings under the 2018 ESPP have a duration of 24 months. Participation in the 2018 ESPP is entirely voluntary. Under the 2018 ESPP, employees are permitted to contribute 0% to 10% of their pay on an after-tax basis for a maximum contribution limit in any one year of $21,250 (85% of $25,000) and may not purchase more than 5,000 shares during any offering period. Participants may terminate or decrease their payroll deductions during an enrollment period by withdrawing the accumulated payroll deductions at any time prior to the end of the offering period.
Tax and Accounting Implications
Deductibility of Executive Compensation
As part of its role, the Compensation Committee reviews and considers limits on the deductibility of certain executives’ compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Generally, Section 162(m) disallows a tax deduction for a publicly held corporation for compensation exceeding $1,000,000 in any taxable year paid to a 162(m) covered employee. For this purpose, the definition of “covered employee” includes (i) the principal executive officer and the principal financial officer (or an individual acting in such a capacity); and (ii) the three other most highly compensated executive officers.
The Tax Cuts and Jobs Act (which was signed into law on December 22, 2017) expanded the types of compensation subject to the $1,000,000 limitation under Section 162(m) to include performance-based compensation and commissions (that previously could be exempt), and added the principal financial officer to the definition of covered employee. In addition, the term covered employee was expanded to include any individual who was a covered employee for any preceding taxable year beginning after December 31, 2016. Thus, once an individual is identified as a Section 162(m) covered employee, the $1,000,000 deduction limitation will apply to the compensation paid to that individual, even after that individual no longer holds the position which caused him or her to be treated as a covered employee or has separated from service. The amendments to Section 162(m) made by the Tax Cuts and Jobs Act apply to taxable years beginning after December 31, 2017, subject to a transition rule for certain arrangements in place as of November 2, 2017.

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Many of the incentive compensation programs approved by the Compensation Committee for Section 162(m) covered employees for fiscal year 2018 and prior years were designed to be exempt from Section 162(m) as “qualified performance-based compensation,” some of which may still qualify for deductibility under the transition rule. Because of the ambiguities and uncertainties as to the interpretation and scope of the transition relief under the Tax Cuts and Jobs Act, however, there remains some question whether compensation intended in prior years to satisfy the requirements for exemption from Section 162(m) will, in fact, be deductible. Moreover, with the elimination of the exemption for qualified performance-based compensation, the Company anticipates that more of the expense related to our compensation programs for senior executives would not be deductible for U.S. federal tax purposes. Although the Compensation Committee intends to consider tax deductibility of covered employees’ compensation going forward, it believes that the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, where it is deemed to be in the Company’s best interests, e.g., to attract and retain executive talent, to compete successfully and to motivate our senior executives to achieve the goals inherent in our business strategy, the Compensation Committee may approve compensation to Section 162(m) covered employees that exceeds the limits of tax deductibility. In this regard, certain amounts of the compensation paid to our NEOs for fiscal year 2018 and subsequent years may not be deductible for federal income tax purposes under Section 162(m).
In addition, Section 4999 and Section 280G of the Internal Revenue Code provide that executives could be subject to additional taxes if they receive payments or benefits that exceed certain limits in connection with a change in control of the Company and that the Company could lose an income tax deduction for such payments. The Company has not provided any executive with tax gross ups or other reimbursement for tax amounts that the executive might be required to pay under Section 4999.
Compensation-Related Risk Management
The Compensation Committee, and the Board of Directors, believes the Company’s compensation policies and practices for its NEOs, and those relating to all employees generally across the Company, are reasonably unlikely to create inappropriate management risk-taking that could potentially have a material adverse effect on the Company. The Compensation Committee believes that, the Company’s compensation policies and practices are well-balanced between the cash/equity mix utilized to provide incentives to achieve both short-term and long-term business objectives that benefit the Company. This practice is considered appropriate to help ensure a reasonable relationship between the annual and long-term compensation elements, and it is not considered to create incentives for excessive or imprudent risk-taking by management. To the contrary, the Compensation Committee believes that the Company’s compensation policies and practices serve to ensure a long-term value creation focus by management.

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EXECUTIVE COMPENSATION
Stock Ownership Guidelines for Executive Officers
The Company’s Board of Directors adopted stock ownership guidelines requiring AZZ’s executive officers to hold a minimum amount of Company stock equal in value to a multiple of their respective annual base salaries. For purposes of meeting this goal, all shares purchased by an executive officer are considered in the determination of compliance with this policy, including shares held under AZZ’s 2018 ESPP. Unvested RSUs and PSUs are not counted towards the ownership requirement. The Board of Directors believes that this ownership requirement encourages the alignment of executive and shareholder interests by requiring executives to acquire and maintain a meaningful stake in the Company. The stock ownership guidelines are set by the Compensation Committee as a result of a competitive analysis prepared by Meridian and reviewed each year and updated as necessary. These guidelines described below include thresholds based on both market value of the shares as a multiple of base salary and on the number of shares held.
Position	Ownership Requirement
Chief Executive Officer	4 x Base Salary or a Minimum of 100,000 Shares
Chief Financial Officer, Chief Operating Officer and Senior Vice Presidents	3 x Base Salary or a Minimum of 30,000 Shares
Vice Presidents and other Officers	1 x Base Salary or a Minimum of 7,500 Shares
The Compensation Committee intends for executive officers of the Company who are or become subject to these guidelines to achieve the applicable ownership guidelines within five years from the date the participant becomes subject to the guidelines. Executive officers joining AZZ, or who subsequently become executive officers due to a promotion, are encouraged to comply with the policy by the later of the date three years from the date the individual first becomes an officer as a result of promotion or the date five years from the date the individual was hired by AZZ. In the event an individual becomes subject to a new higher threshold due to a promotion (e.g., if a current Vice President is subsequently promoted to Chief Operating Officer), the individual is encouraged to comply with the new threshold by the later of the date three years from the date of such promotion or the date five years from the date the individual was originally hired by AZZ. Based upon the closing market price of AZZ Common Stock on February 28, 2023 of $40.65, Mr. Ferguson had attained his required target level of stock ownership pursuant to the Company’s guidelines and the remaining NEOs are on track to attaining their target levels.
Compensation Recovery Policy
On January 20, 2016, the Board of Directors adopted the AZZ Inc. Compensation Recovery Policy (the “Compensation Recovery Policy”), to provide a mechanism for the recovery of certain incentive-based compensation, should AZZ ever be required to restate its financial statements or an executive officer engages in serious misconduct. The Compensation Recovery Policy provides for the recovery of awards granted within three years of a restatement of AZZ’s financial statements and within one year of the misconduct of the applicable officer or employee. The Company is reviewing its Compensation Recovery Policy in light of the final Exchange Act Rule 10 D-1 and expects to adopt a new policy or amend its policy, as necessary, upon the effectiveness of the final listing standards from the NYSE implementing such rule.
Insider Trading, Anti-Hedging and Anti-Pledging Policies
We require all executive officers to pre-clear transactions involving our Common Stock with the Company’s Legal Department. The Company’s Insider Trading Policy prohibits directors and executive officers from engaging in speculative or hedging and pledging transactions or short sales and trading in “puts” and “calls” involving AZZ Common Stock.
Compensation Committee Interlocks and Insider Participation
At the fiscal year ended February 28, 2023, the members of the Compensation Committee consisted of Messrs. McGough (Chair), Berce, Feehan, Grannum and Mses. Jackson and McCellon–Allen, none of whom is an employee of AZZ.
No member of the Compensation Committee (i) was an officer or employee of the Company or a subsidiary of the Company during fiscal year 2023, (ii) was formerly an officer or employee of the Company or a subsidiary of the Company or (iii) has any relationship relative to the Company that is required to be disclosed pursuant to Item 404 of Regulation S-K.
During fiscal year 2023, none of the Company’s executive officers served as (a) a member of a compensation committee of another company, one of whose executive officers served on the Company’s Compensation Committee, (b) a director of another company, one of whose executive officers served on the Company’s Compensation Committee or (c) a member of a compensation committee of another company, one of whose executive officers served as one of the Company’s directors.

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Compensation Committee Report
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and as set forth in this Proxy Statement. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended February 28, 2023.
Compensation Committee
Ed McGough, (Chair)
Daniel E. Berce
Daniel R. Feehan
Clive A. Grannum
Carol R. Jackson
Venita McCellon-Allen

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EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The table below summarizes the total compensation paid or earned by the NEOs for the fiscal year ended February 28, 2023 and the two prior fiscal years, if applicable to the individual.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards/ RSUs ($)(1)	Option /SARs Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Thomas E. Ferguson President & Chief Executive Officer	2023	932,794	—	2,146,657	—	1,119,353	—	29,977	4,228,781
	2022	870,608	—	2,052,510	—	1,190,991	—	27,159	4,141,268
	2021	746,235	—	1,680,786	—	776,085	—	20,883	3,223,989
Philip Schlom Senior Vice President & Chief Financial Officer	2023	411,469	—	520,031	—	315,391	—	17,519	1,264,410
	2022	363,125	—	356,316	—	312,863	—	30,979	1,063,283
	2021	317,833	—	304,493	—	214,855	—	99,203(4)	936,385
Matt Emery Chief Information and Human Resources Officer	2023	336,702	—	366,360	—	242,425	—	28,327	973,814
	2022	—	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—	—
Tara D. Mackey Chief Legal Officer & Secretary	2023	387,828	—	421,986	—	289,708	—	13,378	1,112,900
	2022	370,508	—	362,649	—	293,980	—	10,699	1,037,836
	2021	361,471	—	336,170	—	206,761	—	3,593	907,995
Bryan Stovall Chief Operating Officer – Metal Coatings	2023	418,032	—	524,800	—	550,130	—	14,424	1,507,386
	2022	364,584	—	348,887	—	310,464	—	11,767	1,035,702
	2021	333,413	—	275,976	—	203,549	—	3,890	816,828
Gary Hill Former Chief Operating Officer – Infrastructure Solutions	2023	338,088		—		134,182		923,566(5)	1,395,836
	2022	363,596	—	356,198	—	189,334	—	165,521	1,074,649
	2021	348,396	—	280,152	—	100,024	—	50,066	778,638
Ken Lavelle Former President and GM – Electrical Platform	2023	331,648	—	261,577	—	218,888	—	26,427	838,540
	2022	—	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—	—

(1)
The amounts in this column represent the grant date fair value of the RSU and PSU awards at target performance, calculated pursuant to FASB ASC Topic 718. For PSU awards based on relative TSR, the fair value is estimated on the date of grant based on a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to the Company’s Executive Compensation Peer Group. PSUs vest at the end of a three-year performance cycle with payouts ranging from 0% to 200% for the relative TSR component. For more information on the calculations used to determine stock-based compensation, please see Note 13 of the Company’s Annual Report on Form 10-K for the year ended February 28, 2023 filed with the SEC on April 25, 2023.

(2)
The amounts in this column reflect the cash awards earned and paid out under the Company’s STI Plan.

(3)
All other compensation in column (i) consists of the perquisites as described in the table below titled “Fiscal Year 2023 All Other Compensation” on a per executive basis for fiscal year 2023.

(4)
This number includes $84,743 of relocation services and fees provided to Mr. Schlom in connection with relocating his household to Fort Worth, Texas during fiscal year 2021.

(5)
This number includes Mr. Hill’s accrued vacation in the amount of $43,457 and $867,190 related to the accelerated vesting of 21,488 RSUs and 920 dividend equivalents, which were settled in shares of AZZ Common Stock as discussed below under the section titled “Potential Payments” on page 78 of this Proxy Statement.

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EXECUTIVE COMPENSATION TABLES
The following table illustrates the components comprising column (i) under the heading “All Other Compensation” in the Summary Compensation Table above:
	Fiscal Year 2023 All Other Compensation
Name	Financial Planning Services ($)	Insurance Benefits ($)(1)	Club Dues ($)	Physical Exams ($)	Company Contributions Under 401(K) Plan ($)	All Other Perquisites ($)	Total ($)
Thomas E. Ferguson	15,735	2,359	—	1,600	10,283	—	29,977
Philip Schlom	2,100	—	4,378	—	11,041	—	17,519
Matt Emery	15,735	2,292	—	—	10,300	—	28,327
Tara D. Mackey	—	2,180	—	—	11,198	—	13,378
Bryan Stovall	—	2,790	—	—	11,634	—	14,424
Gary Hill	—	1,931	—	—	10,988	910,647(2)	923,566
Ken Lavelle	15,735	—	—	—	10,692	—	26,427

(1)
The value attributable to each of the NEOs pursuant to the AZZ Supplemental Individual Disability Insurance Plan.

(2)
This aggregate amount includes Mr. Hill’s accrued vacation in the amount of $43,457 and $867,190 related to the accelerated vesting of 21,488 RSUs and 920 dividend equivalents, which were settled in shares of AZZ Common Stock upon his employment transitioning to the AIS Joint Venture on September 30, 2022 and as more fully discussed below under the section titled “Potential Payments” on page  78 of this Proxy Statement.

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EXECUTIVE COMPENSATION TABLES
Grants of Plan-Based Awards
The following table provides information about cash incentive awards and equity awards made during fiscal year 2023 to each of the NEOs under the Company’s STI Plan and the 2014 Plan.
		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock/ RSU Awards: Number of Shares of Stock or Units (#)(3)	All Other Option/ SARs Awards: Number of Securities Underlying Options/ SARs (#)	Exercise or Base Price of Option/ SARs Awards ($/sh)	Grant Date Fair Value of Stock/RSU and Option/ SARs Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas E. Ferguson	3/1/22	0	940,256	1,880,512	—	—	—	—	—	—	—
	5/9/22	—	—	—	—	—	—	23,899	—	—	1,071,392
	5/9/22	—	—	—	0	19,916	39,832	—	—	—	1,075,265
Philip Schlom	3/1/22	0	336,490	672,980	—	—	—	—	—	—	—
	5/9/22	—	—	—	—	—	—	6,236	—	—	279,560
	5/9/22	—	—	—	0	4,454	8,908	—	—	—	240,471
Matt Emery	3/1/22	0	203,638	407,274	—	—	—	—	—	—	—
	5/9/22	—	—	—	—	—	—	4,493	—	—	201,421
	5/9/22	—	—	—	0	3,055	6,110	—	—	—	164,939
Tara D. Mackey	3/1/22	0	234,559	469,117	—	—	—	—	—	—	—
	5/9/22	—	—	—	—	—	—	5,175	—	—	231,995
	5/9/22	—	—	—	0	3,519	7,038	—	—	—	189,991
Bryan Stovall	3/1/22	0	339,570	679,140	—	—	—	—	—	—	—
	5/9/22	—	—	—	—	—	—	6,293	—	—	282,115
	5/9/22	—	—	—	0	4,495	8,990	—	—	—	242,685
Gary Hill(5)	3/1/22	0	225,972	451,944	—	—	—	—	—	—	—
	5/9/22	—	—	—	—	—	—	3,390	—	—	151,974
	5/9/22	—	—	—	0	3,390	6,780	—	—	—	183,026
Ken Lavelle	3/1/22	0	199,641	399,283	—	—	—	—	—	—	—
	5/9/22	—	—	—	—	—	—	2,647	—	—	118,665
	5/9/22	—	—	—	0	2,647	5,294	—	—	—	142,912

(1)
Possible payouts to each NEO under the Company’s STI Plan for fiscal year 2023.

(2)
In fiscal year 2023, long-term equity incentive grants included PSUs, which will vest at the end of three years, if at all, based on relative TSR performance for the three-year performance cycle (March 1, 2022 to February 28, 2025) as compared to the Company’s Executive Compensation Peer Group, with payouts potentially ranging from 0% to 200%. The PSUs granted accrue dividend equivalents during the performance cycle, which will be paid either in cash or shares of AZZ Common Stock at the discretion of the Compensation Committee upon the vesting of the underlying award. For PSU awards based on relative TSR, the fair market value reported above is estimated on the date of grant based on a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to our Executive Compensation Peer Group.

(3)
Number of RSUs granted to the NEOs under the 2014 Plan. These RSUs vest ratably over a three-year period beginning on the first anniversary of the grant date. The RSUs granted accrue dividend equivalents during the restricted vesting period, which will not be paid unless and until the underlying award vests. If the underlying award vests, dividend equivalents will be paid either in cash or shares of AZZ Common Stock at the discretion of the Compensation Committee.

(4)
The amounts in this column for the fiscal year ended February 28, 2023 reflect the aggregate grant date fair market value calculated in accordance with FASB ASC Topic 718 for RSU and PSU awards granted to the NEOs under the 2014 Plan. Assumptions used in the calculation of this amount are included in Note 13 to the Company’s audited financial statements for the fiscal year ended February 28, 2023, included in the Company’s Annual Report on Form 10-K filed with the SEC on April 25, 2023.

(5)
The RSUs and PSUs awarded to Mr.  Hill were forfeited upon his employment transitioning to the AIS Joint Venture on September  30, 2022.

68	2023 Proxy Statement

EXECUTIVE COMPENSATION TABLES
Outstanding Equity Awards at Fiscal Year-End
The following Outstanding Equity Awards at Fiscal Year End table provides information on the holdings of unvested RSUs and PSUs by each of the NEOs as of February 28, 2023. As of the end of fiscal year 2023, no NEO had any outstanding stock option awards, either exercisable or unexercisable.
Outstanding Equity Awards at Fiscal Year-End Tables
STOCK AWARDS
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Thomas E. Ferguson	05/04/2020	9,498	$386,087	28,492	1,158,182
	05/04/2021	12,270	$498,768	17,952	729,758
	05/09/2022	24,771	$1,006,942	20,158	819,432
Philip Schlom	05/04/2020	1,425	$57,943	4,274	173,744
	05/04/2021	2,131	$86,612	3,117	126,686
	05/09/2022	6,464	$262,743	4,508	183,257
Matt Emery	05/04/2020	1,584	$64,376	4,749	193,045
	05/04/2021	1,882	$76,523	2,753	111,924
	05/09/2022	4,657	$189,304	3,092	125,696
Tara D. Mackey	05/04/2020	1,900	$77,243	5,699	231,645
	05/04/2021	2,169	$88,151	3,172	128,938
	05/09/2022	5,364	$218,039	3,562	144,787
Bryan Stovall	05/04/2020	1,900	$77,243	3,799	154,444
	05/04/2021	2,568	$104,396	2,505	101,832
	05/09/2022	6,523	$265,144	4,550	184,944
Gary Hill(5)	—	—	—	—	—
Ken Lavelle	05/04/2020	1,584	$64,376	4,749	193,045
	05/04/2021	1,713	$69,640	2,506	101,874
	05/09/2022	2,744	$111,527	2,679	108,909

(1)
Amounts in this column represent RSU awards, which vest ratably over a three-year period from the grant date.

(2)
The amounts in this column include dividend equivalents, accrued through February 28, 2023, of the underlying equity award that will vest if, and when, the RSUs to which such dividend equivalent relate becomes vested.

(3)
The fair market value of the RSU and PSU awards is based upon the closing market price of AZZ Common Stock as of February 28, 2023, which was $40.65.

(4)
Amounts in this column represent PSUs granted on May 4, 2020, May 4, 2021 and May 9, 2022, which have a three-year performance cycle and will vest and become payable, if at all, on the third anniversary of the grant date. The amounts in this column also include accrued dividend equivalents through February 28, 2023, that will vest if, and when the PSUs to which such dividend equivalents relate become vested.

(5)
Mr. Hill’s employment services transitioned to, and he became an employee of, the AIS Joint Venture and was no longer employed by AZZ as of September 30, 2022 and did not have any outstanding awards as of February  28, 2023.

69

EXECUTIVE COMPENSATION TABLES
Option/Sar Exercises and Stock Vested for Fiscal Year 2023
The following table provides information regarding the vesting of RSUs and PSUs by NEOs during fiscal year 2023.
	Option/SAR Awards		Stock Awards(2)
Name	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas E. Ferguson	—	—	49,070(3)	2,195,736(4)
Philip Schlom	—	—	2,423(5)	115,504(6)
Matt Emery	—	—	7,528(7)	337,350(8)
Tara D. Mackey	—	—	9,674(9)	432,481(10)
Bryan Stovall	—	—	17,996(11)	771,164(12)
Gary Hill	—	—	30,623(13)	1,234,902(14)
Ken Lavelle	—	—	18,454(15)	781,591(16)

(1)
There were no SARs or options exercised during fiscal year 2023.

(2)
Awards vested were RSUs and PSUs granted under the Company’s 2014 Plan, which accrue dividend equivalents during the restricted vesting period, and may be settled in shares of AZZ Common Stock at the discretion of the Compensation Committee if, and when, the underlying award vests.

(3)
This number includes: (i) 14,894 RSUs that vested on May 4, 2022 plus 348 accrued dividend equivalents; (ii) 5,743 RSUs that vested on May 22, 2022 plus 276 accrued dividend equivalents; and (iii) 17,229 target PSUs that vested on May 22, 2022 plus 1,277 accrued dividend equivalents and 9,303 additional shares earned based upon the achievement of 154% of pre-established performance goals during the performance cycle.

(4)
The value realized upon the vesting of (i) 15,242 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2022 of $47.67; (ii) 6,019 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 20, 2022 of $43.43 (the last trading day prior to the date of vesting); and (iii) 27,809 PSUs (including accrued dividend equivalents and additional earned shares) based on the closing price of our Common Stock on May 20, 2022 of $43.43.

(5)
This number includes 2,371 RSUs that vested on May 4, 2022 plus 52 accrued dividend equivalents. Mr. Schlom did not have any PSUs that vested during fiscal year 2023.

(6)
The value realized upon the vesting of 2,423 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2022 of $47.67.

(7)
This number includes: (i) 2,404 RSUs that vested on May 4, 2022 plus 51 accrued dividend equivalents; (ii) 862 RSUs that vested on May 22, 2022 plus 41 accrued dividend equivalents; and (iii) 2,584 target PSUs that vested on May 22, 2022 plus 191 accrued dividend equivalents and 1,395 additional shares earned based upon the achievement of 154% of pre-established performance goals during the performance cycle.

(8)
The value realized upon the vesting of (i) 2,455 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2022 of $47.67; (ii) 903 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 20, 2022 of $43.43 (the last trading day prior to the date of vesting); and (iii) 4,170 PSUs (including accrued dividend equivalents and additional earned shares) based on the closing price of our Common Stock on May 20, 2022 of $43.43.

(9)
This number includes: (i) 2,842 RSUs that vested on May 4, 2022 plus 68 accrued dividend equivalents; (ii) 1,149 RSUs that vested on May 22, 2022 plus 55 accrued dividend equivalents; and (iii) 3,445 target PSUs that vested on May 22, 2022 plus 255 accrued dividend equivalents and 1,860 additional shares earned based upon the achievement of 154% of pre-established performance goals during the performance cycle

(10)
The value realized upon the vesting of (i) 2,910 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2022 of $47.67; (ii) 1,204 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 20, 2022 of $43.43; (the last trading day prior to the date of vesting) and (iii) 5,560 PSUs (including accrued dividend equivalents and additional earned shares) based on the closing price of our Common Stock on May 20, 2022 of $43.43.

(11)
This number includes: (i) 4,528 RSUs that vested on May 4, 2022 plus 84 accrued dividend equivalents; (ii) 689 RSUs that vested on May 22, 2022 plus 33 accrued dividend equivalents; (iii); and 1,378 target PSUs that vested on May 20, 2022 plus 102 accrued dividend equivalents and 744 additional shares earned based upon the achievement of 154% of pre-established performance goals during the performance cycle; and (iv) 10,000 RSUs that cliff vested on November 1, 2022 plus 438 accrued dividend equivalents.

(12)
The value realized upon the vesting of (i) 2,946 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2022 of $47.67; (ii) 722 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 20, 2022 (the last trading day prior to the date of vesting) of $43.43; and (iii) 2,224 PSUs (including accrued dividend equivalents and additional earned shares) based on the closing price of our Common Stock on May 20, 2022 of $43.43; and (iv) 10,438 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on November 1, 2022 of $40.56.

(13)
This number includes: (i) 2,522 RSUs that vested on May 4, 2022 plus 57 accrued dividend equivalents; (ii) 957 RSUs that vested on May 22, 2022 plus 46 accrued dividend equivalents; and (iii) 2,871 target PSUs that vested on May 22, 2022 plus 212 accrued dividend equivalents and 1,550 additional shares earned based upon the achievement of 154% of pre-established performance goals during the performance cycle; (iv) 622 RSUs granted on May 4, 2020 and 27 accrued dividend equivalents which were settled in shares of AZZ Common Stock; (v.) 450 RSUs that were granted on May 9, 2022 and 3 accrued dividend equivalents which were settled in shares of AZZ Common Stock; (vi) 416 RSUs granted on May 4, 2021 and 9 accrued dividend equivalents which were settled in shares of AZZ Common Stock; and (vii) 20,000 RSUs that were granted on February 11, 2020 in connection with a special one-time retention grant and 881 accrued dividend equivalents which were settled in shares of AZZ Common Stock.

70	2023 Proxy Statement

EXECUTIVE COMPENSATION TABLES
(14)
The value realized upon the vesting of (i) 2,579 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2022 of $47.67; (ii) 1,003 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 20, 2022 of $43.43; (the last trading day prior to the date of vesting); (iii) 4,633 PSUs (including accrued dividend equivalents and additional earned shares) based on the closing price of our Common Stock on May 20, 2022 of $43.43; and (iv) 22,408 RSUs (including accrued dividend equivalents) based on the closing price of $38.70, which was the closing price of our Common Stock on December 16, 2022, the date the RSUs were settled.

(15)
This number includes: (i) 2,324 RSUs that vested on May 4, 2022 plus 56 accrued dividend equivalents; (ii) 957 RSUs that vested on May 22, 2022 plus 46 accrued dividend equivalents; (iii) 2871 target PSUs that vested on May 22, 2022 plus 212 accrued dividend equivalents and 1,550 additional shares earned based upon the achievement of 154% of pre-established performance goals during the performance cycle; and (iv) 10,000 RSUs that cliff vested on November 1, 2022 plus 438 accrued dividend equivalents.

(16)
The value realized upon the vesting of (i) 2,380 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2022 of $47.67; (ii) 1,003 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 20, 2022 of $43.43 (the last trading day prior to the date of vesting); (iii) 4,633 PSUs (including accrued dividend equivalents and additional earned shares) based on the closing price of our Common Stock on May 20, 2022 of $43.43 (the last trading day prior to the date of vesting and (iv) 10,438 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on November 1, 2022 of $40.56.

POTENTIAL PAYMENTS UPON TERMINATION, DEATH, DISABILITY OR CHANGE OF CONTROL
Messrs. Ferguson and Schlom, each have an employment agreement with AZZ, which is described above in the section titled “Employment Agreements” and which provide for severance pay and benefits upon a termination of employment not in connection with a change in control. Mr. Ferguson also has a Change in Control Agreement with AZZ that provides for severance pay and benefits upon a termination of employment in connection with a change in control.
Ms. Mackey and Messrs. Emery, Lavelle and Stovall are participants in the Executive Officer Severance Plan (effective October 11, 2021, as described in the above section titled “Severance Benefits;” the “Executive Severance Plan”) that provides for severance pay and benefits upon a termination of employment with or without a connection of a change in control. Mr. Schlom is also eligible under the Executive Severance Plan but only for change in control severance pay and benefits under that plan.
Accordingly, each of the Company’s NEOs are entitled to certain payments and benefits under certain circumstances following a termination of employment with or without a change in control. These benefits are summarized below and reflect obligations outlined in employment agreements, the 2014 Plan and the Executive Severance Plan (described in the sections titled “Employment Agreements” and “Severance Benefits” above).
Payments Made Upon a Termination Not in Connection with a Change in Control
Mr. Ferguson
If Mr. Ferguson’s employment is terminated not in connection with a change in control but due to death, disability, for Cause or without Good Reason, Mr. Ferguson, or his estate, shall be entitled to receive his “Accrued Amounts” comprised of the following:
(i)
a lump sum in the normal course of all earned but unpaid base salary;

(ii)
payment for all earned but unused vacation time; and

(iii)
reimbursement for any business expenses incurred prior to the date of termination.

If the Company terminates Mr. Ferguson’s employment without Cause or he terminates his employment for Good Reason, he is entitled to receive:
(i)
his Accrued Amounts;

(ii)
a cash amount equal to his base salary from the date of his termination to the end of the term of his Second Amended CEO Agreement (but in no event less than his base pay for a 24-month period), payable in accordance with our standard payroll procedures beginning approximately 60 days after his termination date; and

(iii)
a portion of the cash award he would have received under our Senior Management Bonus Plan, pro-rated as of the date of such termination and calculated as if Mr. Ferguson were employed as of the last day of the relevant fiscal year, to be paid in a lump sum within 30 days after the end of the fiscal year. Any qualitative goals on which the amount of the cash award payment is dependent will be deemed satisfied, and the Board will determine the extent to which any quantitative goals on which the amount of the cash award payment is dependent have been satisfied.

In accordance with the 2014 Plan and accompanying award agreements, for a termination without Cause or for Good Reason, the Compensation Committee in its sole discretion may deem Mr. Ferguson’s RSUs and PSUs vested.

71

EXECUTIVE COMPENSATION TABLES
If any of the amounts to be paid under Mr. Ferguson’s employment agreement constitute deferred compensation under Code Section 409A and Mr. Ferguson is a specified employee under that section at the time of his termination, those amounts may not be paid within the 6-month period after his termination. To receive the severance pay and benefits described above, Mr. Ferguson must first execute and not revoke a release agreement.
In Mr. Ferguson’s Second Amended CEO Agreement, “Cause” is defined as:	In Mr. Ferguson’s Second Amended CEO Agreement, “Good Reason” is defined as:

(i)
his commission or conviction of, or the entering of a guilty plea or plea of no contest by him with respect to, a felony, the equivalent thereof, any other crime with respect to which imprisonment is a possible punishment, or any other crime involving moral turpitude, fraud, misrepresentation, embezzlement, theft, or sexual harassment;

(i)
the relocation by the Company of Mr. Ferguson’s principal place of employment of more than fifty (50) miles from the location of his principal place of employment as of the date hereof, which relocation is not rescinded within fifteen (15) days after the date of receipt by the Board from Mr. Ferguson of notice describing such relocation;

(ii)
excessive absenteeism by Mr. Ferguson not related to death or disability or otherwise permissible by applicable law or the Company’s policies for sick leave, permitted vacations, or paid time off;

(ii)
a reduction by the Company in Mr. Ferguson’s base salary, unless such reduction is rescinded within fifteen (15) days after the date of receipt by the Board from Mr. Ferguson of notice referring to this provision and describing such reduction;

(iii)
Mr. Ferguson’s engaging in any activity (including, without limitation, alcohol or drug abuse or other self-induced affliction, or making disparaging remarks about the Company or any of its affiliates or any of their respective officers, employees, managers, directors, members or shareholders) that injures (monetarily or otherwise), in a material respect, the reputation, business or a business relationship of the Company or any of its affiliates;

(iii)
a material diminution of Mr. Ferguson’s responsibilities or duties, which diminution is not rescinded within fifteen (15) days after the date of receipt by the Board from Mr. Ferguson of notice describing such diminution;

(iv)
Mr. Ferguson’s gross negligence or material malfeasance (including, without limitation, commission of any intentional act of fraud, misappropriation or theft against the Company or its affiliates or his intentional misrepresentation of any material financial or operating results of the Company or any of its affiliates);

(iv)
any other material breach by the Company of any material provision of Mr. Ferguson’s Second Amended CEO Agreement, which material breach is not corrected within fifteen (15) days after the date of receipt by the Board from Mr. Ferguson of a notice referring to this provision and describing such material breach; or

(v) Mr. Ferguson’s significant violation of any statutory or common law duty of loyalty to the Company or any of its affiliates;
(v)
a material breach by the Company of any equity award agreement (whether with respect to SARs, PSUs or otherwise) by and between the Company and Mr. Ferguson then in effect or the terms of any equity plan incorporated therein, which material breach is not corrected within forty-five (45) days after the date of receipt by the Board from Mr. Ferguson of a notice describing such material breach.

(vi) Mr. Ferguson’s material breach of any provision of his Second Amended CEO Agreement or of the Company’s written policies or code of conduct; or

(vii)
Mr. Ferguson’s refusal or failure to carry out the legitimate directives or instructions of the Board (or such other person to whom he reports as may be designated from time to time by the Board) that are consistent with the scope and nature of his duties and responsibilities set forth herein; provided that in the case of clause (ii), (vi) or (vii) above, only if such breach, refusal or failure has not been cured within fifteen (15) days after Mr. Ferguson’s receipt of written notice from the Company describing such breach or failure in reasonable detail; provided, further, that Mr. Ferguson shall be entitled to no more than one opportunity to cure such matters for any reason.

72	2023 Proxy Statement

EXECUTIVE COMPENSATION TABLES
Senior Management Bonus Plan. A discussion of short-term cash incentive payments under our Senior Management Bonus Plan can be found on page 57 of this Proxy Statement, under the section titled, “Performance — Based Incentive Compensation.”
Mr. Schlom
Mr. Schlom’s employment agreement contains provisions identical to those described above with respect to Mr. Ferguson’s Second Amended CEO Agreement, except that he would receive different amounts of base salary and other compensation, which amounts are described in the Summary Compensation Table above, and that his severance payments would be calculated based on a period of 12 months rather than 24 months. In addition, if we do not renew the term of Mr. Schlom’s Agreement on the third anniversary, Mr. Schlom shall be entitled to receive (i) his Accrued Amounts, and (ii) a cash amount equal to 12 months of his base salary, as in effect on November 4, 2023, payable in accordance with our standard payroll procedures beginning approximately 60 days after his termination date.
Executive Severance Plan. The Executive Severance Plan provides severance pay and benefits to our eligible executives upon their termination of employment by the Company without Cause or by the executive for Good Reason. Under the terms of the Executive Severance Plan, Messrs. Ferguson and Schlom, whose employment agreements provide severance pay and benefits for terminations of employment not in connection with a change in control, are not eligible for the severance pay and benefits under the Executive Severance Plan upon their terminations not in connection with a change in control. No severance pay or benefits are provided under the Executive Severance Plan for a termination due to Cause, disability, death, or voluntary termination without Good Reason.
Ms. Mackey and Messrs. Emery, Lavelle and Stovall
Ms. Mackey and Messrs. Emery, Lavelle and Stovall do not have employment agreements. Ms. Mackey and Messrs. Emery, Lavelle and Stovall are eligible executives under the Executive Severance Plan, and their severance pay and benefits for certain terminations of employment not in connection with a change in control are determined under that plan.
If before or after the period of time, beginning on the date a definitive agreement regarding a change in control is executed and ending 24 months after the change in control occurs (or on the date the definitive agreement terminates, if earlier), Ms. Mackey’s or Messrs. Emery, Lavelle and Stovall’s employment is terminated by the Company without Cause or by the executive for Good Reason (in each case as defined below), Ms. Mackey or Messrs. Emery, Lavelle and Stovall will be entitled to the following compensation and benefits:
(i)
his or her Accrued Amounts, paid in a lump sum within 30 days after the termination date;

(ii)
an amount equal to the executive’s target cash bonus for our fiscal year in which the termination occurs, prorated for the number of days in our fiscal year that have elapsed through the date of termination, and paid in a lump sum within 60 days after the date of termination;

(iii)
severance pay equal to 150% of the sum of the executive’s annual base salary (without giving effect to any reduction in base salary serving as grounds for termination for Good Reason) and target cash bonus, paid in payroll installments over the 18-month period beginning approximately 60 days after the date of termination;

(iv)
full vesting of all outstanding time-based equity awards;

(v)
under the terms of the performance-based equity award agreements (but not the Severance Plan), the Compensation Committee has the discretion to vest those awards partially or fully; and

(vi)
COBRA continuation coverage for the executive and his or her spouse and dependents to the extent such coverage is elected for up to 18 months, with the Company paying the monthly cost above that which an active employee would pay for such coverage and that the executive must pay.

If any of the amounts to be paid constitute deferred compensation under Code Section 409A and the executive is a specified employee under that section at the time of his or her termination, those amounts may not be paid within the 6-month period after his or her termination. Severance pay and benefits will be reduced by any pay or benefits that the Company provides under insurance, plans, contracts or federal or state law. As a condition of receiving severance pay and benefits (other than accrued but unused paid time off) under the Executive Severance Plan, the executive must execute and not revoke a general release of claims, and we may require restrictive covenant provisions be included in the release.
Payments Made Upon a Termination In Connection with a Change In Control
Ferguson Change In Control Agreement
If, during the period of time beginning on the date a definitive agreement regarding a change in control is executed and ending on the date 12 months following a change in control (or if earlier, the termination of such definitive agreement), Mr. Ferguson’s employment is

73

EXECUTIVE COMPENSATION TABLES
terminated for any reason other than by the Company for Cause or if it is terminated by Mr. Ferguson with Good Reason, the Company or its successor would be required to pay him the following remuneration:
(i)
a lump sum in the normal course of his Accrued Amounts; and

(ii)
a payment equal to 299% of his base salary (without giving effect to any reduction in base salary serving as grounds for termination for Good Reason) in each case through a lump sum payment to be made promptly following Mr. Ferguson’s execution and delivery of a release and waiver agreement.

However, if Mr. Ferguson’s employment is terminated after the execution of such definitive agreement and before the change in control occurs, the portion of the 299% of base salary he would have received under his Second Amended CEO Agreement (but for the execution of such definitive agreement) will be paid in installments as provided under his Second Amended CEO Agreement, and any remainder of the 299% of base salary will be paid in a lump sum. In addition, upon termination of employment in connection with a change in control, all unvested equity awards held by Mr. Ferguson shall immediately vest and become exercisable.
If any of the amounts to be paid constitute deferred compensation under Code Section 409A and Mr. Ferguson is a specified employee under that section at the time of his termination, those amounts may not be paid within the 6-month period after his termination. If Mr. Ferguson’s severance payment constitutes an excess parachute payment subject to the excise tax under Code Section 4999, the amount of his severance will be reduced by the amount necessary to avoid that excise tax, but only if that reduction will yield a larger net payment amount than the full severance payment reduced by such excise tax, all determined net of all taxes. To receive the severance pay above, Mr. Ferguson must sign and not revoke a release.
Because Mr. Ferguson and the Company are parties to a change in control agreement that provides severance pay and benefits to Mr. Ferguson in regard to certain terminations of employment that are in connection with a change in control (see above), he is not eligible for severance pay and benefits under the Executive Severance Plan.
Messrs. Emery, Lavelle, Schlom and Stovall and Ms. Mackey under the Executive Severance Plan
The Change in Control Agreements were terminated for Ms. Mackey and Messrs. Emery, Lavelle, Schlom and Stovall upon the Company’s adoption of the Executive Severance Plan effective as of October 11, 2021, which incorporated the terms and conditions of the previous Change in Control Agreements. Therefore, they are eligible executives under the Executive Severance Plan with respect to severance pay and benefits upon a termination in connection with a change in control.
If, during the period of time, beginning on the date a definitive agreement regarding a change in control is executed and ending 24 months after the date the change in control occurs (or on the date the definitive agreement terminates, if earlier), the executive’s employment is terminated by the Company without Cause and the executive is not offered employment with a successor company or is offered employment with a successor company under terms that qualify as Good Reason, or by the executive for Good Reason (in each case as defined below), the executive will be entitled to the following compensation and benefits:
(i)
his or her Accrued Amounts, paid in a lump sum within 30 days after the termination date;

(ii)
an amount equal to the executive’s target cash bonus for the Company’s fiscal year in which the termination occurs, prorated for the number of days in the Company’s fiscal year that have elapsed through the date of termination, and paid in a lump sum within sixty (60) days after the date of termination;

(iii)
severance pay equal to 200% of the sum of the executive’s annual base salary (without giving effect to any reduction in base salary serving as grounds for termination for Good Reason) and target cash bonus, paid in payroll installments over the 24-month period beginning approximately 60 days after the date of termination;

(iv)
full vesting of all outstanding time-based equity awards;

(v)
under the terms of the performance-based equity award agreements (but not the Executive Severance Plan), the Compensation Committee has the discretion to vest those awards partially or fully; and

(vi)
COBRA continuation coverage (or COBRA-like coverage) for the executive and his or her spouse and dependents to the extent such coverage is elected for up to 24 months, with the Company paying the full monthly cost for such coverage for up to 24 months.

If any of the amounts to be paid constitute deferred compensation under Code Section 409A and the executive is a specified employee under that section at the time of his or her termination, those amounts may not be paid within the 6-month period after his or her termination. Severance pay and benefits will be reduced by any pay or benefits that the Company provides under insurance, plans, contracts

74	2023 Proxy Statement

EXECUTIVE COMPENSATION TABLES
or federal or state law. If the executive’s severance pay and benefits constitute an excess parachute payment subject to the excise tax under Code Section 4999, the amount will be reduced by the amount necessary to avoid that excise tax, but only if that reduction will yield a larger net payment amount than the full severance payment reduced by such excise tax, all determined net of all taxes. As a condition of receiving severance pay and benefits (other than accrued but unused paid time off) under the Executive Severance Plan, the executive must execute and not revoke a general release of claims as a condition of receiving severance pay and benefits, and AZZ may require restrictive covenant provisions be included in the release.
Under the Executive Severance Plan, “Cause” means in the Plan Administrator’s sole discretion, any of the following has occurred:	Under the Executive Severance Plan, “Good Reason” shall mean:

(i)
an eligible executive’s commission or conviction of, or the entering of a guilty plea or plea of no contest by an eligible executive with respect to, a felony, the equivalent thereof, any other crime with respect to which imprisonment is a possible punishment, or any other crime involving moral turpitude, fraud, misrepresentation, embezzlement, theft or sexual harassment;

(i)
the relocation by the Company of an eligible executive’s principal place of employment of more than 50 miles from the location of the eligible executive’s principal place of employment, which relocation is not rescinded within 30 days after the date of receipt by the Company from the eligible executive of a Good Reason notice referring to this provision and describing such relocation;

(ii)
excessive absenteeism by an eligible executive not related to death or disability or otherwise permissible by applicable law or the Company’s policies for sick leave, vacation, or compensated time off;

(ii)
a material reduction by the Company in an eligible executive’s annual base salary, unless such reduction is rescinded with 30 days after the date of receipt by the Company from the eligible executive of a Good Reason notice referring to this provision and describing such reduction;

(iii)
an eligible executive’s engaging in any activity (including, without limitation, alcohol or drug abuse or other self-induced affliction, or making disparaging remarks about the Company or any of its affiliates or any of their respective officers, employees, managers, directors, members or shareholders) that injures (monetarily or otherwise), in a material respect, the reputation, business or a business relationship of the Company or any of its affiliates;

(iii)
a material diminution of an eligible executive’s responsibilities or duties, which diminution is not rescinded within 30 days after the date of receipt by the Company from the eligible executive of a Good Reason notice referring to this provision and describing such diminution; or

(iv)
an eligible executive’s gross negligence or material malfeasance (including, without limitation, commission of any intentional act of fraud, misappropriation or theft against the Company or its affiliates or the eligible executive’s intentional misrepresentation of any material financial or operating results of the Company or any of its affiliates);

(iv)
a material breach by the Company of any equity award agreement (whether with respect to stock appreciation rights, RSUs, PSUs or otherwise) by and between the Company and an eligible executive then in effect or the terms of any equity plan incorporated therein, is not corrected within 45 days after the date of receipt by the Company from the eligible executive of a Good Reason notice referring to this provision and describing such material breach. In order to terminate for Good Reason, an eligible executive must provide 30 days’ (or, in the case of clause (iv), 45 days’) prior written notice to the Company, which notice must be given not later than 90 days after the initial occurrence of the event asserted by the eligible executive to form the basis for the Good Reason claim (any such written notice is referred to above as a “Good Reason notice”); and the eligible executive must terminate within 160 days after the initial occurrence of the event above resulting in Good Reason.

(v) an eligible executive’s significant violation of any statutory or common law duty of loyalty to the Company or any of its affiliates;
(vi) an eligible executive’s material breach of any provision of the Company’s written policies or the Company’s code of conduct; or

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EXECUTIVE COMPENSATION TABLES
Under the Executive Severance Plan, “Cause” means in the Plan Administrator’s sole discretion, any of the following has occurred:	Under the Executive Severance Plan, “Good Reason” shall mean:

(vii)
an eligible executive’s refusal or failure to carry out the legitimate and lawful directives or instructions of the Company’s Board of directors or Chief Executive Officer of the Company (or such other person to whom the eligible executive reports as may be designated from time to time by the Board of directors) that are consistent with the scope and nature of the eligible executive’s duties and responsibilities; provided, however, that in the case of clause (ii), (vi) or (vii) above, only if such breach, refusal or failure has not been cured within 15 days after an eligible executive’s receipt of written notice from the Company describing such breach or failure in reasonable detail; provided, further, that each eligible executive shall be entitled to no more than one opportunity to cure for any reason; provided, further, that nothing contained herein shall be construed to prohibit an eligible executive from providing testimony required by operation of law or legal process in connection with a proceeding in which the eligible executive is a witness.

AZZ does not have any arrangement providing for tax gross up payments of any compensation elements with any of our executive officers, including for severance and change in control benefits.
POTENTIAL PAYMENTS
The following table reflects the amount of compensation to each NEO, except for Mr. Hill who is discussed separately below since he was no longer employed with the Company on February 28, 2023 as previously discussed, in the event of termination of that executive’s employment not in connection with a change in control, as well as in connection with a change in control, in each case as the result of voluntary termination without good reason, voluntary termination for good reason, involuntary not-for-cause termination, for cause termination, and disability or death of the executive, effective as of February 28, 2023.
The following calculations assume that each NEO had met requirements under our incentive compensation plans and the executive was employed as of year-end to receive benefits related to fiscal year 2023, and thus include amounts earned through that time and are estimates of the amounts which would be paid to the executives upon their termination. The actual amounts to be paid can only be determined at the time of an executive’s separation from the Company. As of February 28, 2023, each executive had received all of the base salary earned during fiscal year 2023, and no portion of his or her base salary was unpaid at that date. Mr. Hill has not been included in the table below as he was not an employee of the Company as of February 28, 2023.
	Termination of Employment Not In Connection with Change in Control(1)				Termination of Employment In Connection with a Change in Control(2)
	Death/ Disability	Termination for Cause or Without Good Reason	Termination Without Cause or For Good Reason		Death/ Disability	Termination for Cause or Without Good Reason	Termination Without Cause or For Good Reason
Thomas Ferguson
Severance	$—	$—		$2,999,865(6)	$—	$—		$2,811,365(7)
Accelerated Vesting of RSUs(8)	$—	$—		$1,891,797	$—	$—		$1,891,797
Accelerated Vesting of PSUs(9)	$—	$—		$2,707,372	$—	$—		$2,707,372
Health Benefits	$—	$—	$	—(5)	$—	$—	$	—(3)
TOTAL	$—	$—		$7,599,034	$—	$—		$7,410,534(4)

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EXECUTIVE COMPENSATION TABLES
	Termination of Employment Not In Connection with Change in Control(1)				Termination of Employment In Connection with a Change in Control(2)
	Death/ Disability	Termination for Cause or Without Good Reason	Termination Without Cause or For Good Reason		Death/ Disability	Termination for Cause or Without Good Reason	Termination Without Cause or For Good Reason
Philip Schlom
Severance	$—	$—		$736,004(10)	$—	$—		$1,787,399(11)
Accelerated Vesting of RSUs(8)	$—	$—		$407,298	$—	$—		$407,298
Accelerated Vesting of PSUs(9)	$—	$—		$483,687	$—	$—		$483,687
Health Benefits	$—	$—	$	—(5)	$—	$—		$53,589(3)
TOTAL	$—	$—		$1,626,989	$—	$—		$2,731,973(4)
Matt Emery
Severance	$—	$—		$1,115,155(12)	$—	$—		$1,406,065(11)
Accelerated Vesting of RSUs(8)	$—	$—		$330,203	$—	$—		$330,203
Accelerated Vesting of PSUs(9)	$—	$—		$430,665	$—	$—		$430,665
Health Benefits	$—	$—		$22,121(5)	$—	$—		$42,072(3)
TOTAL	$—	$—		$1,898,144	$—	$—		$2,209,005(4)
Tara Mackey
Severance	$—	$—		$1,310,667(12)	$—	$—		$1,650,986(11)
Accelerated Vesting of RSUs(8)	$—	$—		$383,433	$—	$—		$383,433
Accelerated Vesting of PSUs(9)	$—	$—		$505,370	$—	$—		$505,370
Health Benefits	$—	$—		$16,206(5)	$—	$—		$31,117(3)
TOTAL	$—	$—		$2,215,676	$—	$—		$2,570,906(4)
Bryan Stovall
Severance	$—	$—		$2,012,020 (12)	$—	$—		$2,499,316(11)
Accelerated Vesting of RSUs(8)	$—	$—		$446,783	$—	$—		$446,783
Accelerated Vesting of PSUs(9)	$—	$—		$441,220	$—	$—		$441,220
Health Benefits	$—	$—	$	—(5)	$—	$—	$	—(3)
TOTAL	$—	$—		$2,900,023	$—	$—		$3,387,319(4)
Ken Lavelle
Severance	$—	$—		$1,046,324(12)	$—	$—		$1,322,136(11)
Accelerated Vesting of RSUs(8)	$—	$—		$245,543	$—	$—		$245,543
Accelerated Vesting of PSUs(9)	$—	$—		403,828	$—	$—		403,828
Health Benefits	$—	$—		$19,940(5)	$—	$—		$40,876(3)
TOTAL	$—	$—		$1,715,635	$—	$—		$2,012,383(4)

(1)
A termination not in connection with a change in control refers to a termination that occurs outside the change in control period as described under the section above titled, “Payments Made Upon a Termination Not in Connection with a Change in Control.”

(2)
A termination in connection with a change in control refers to a termination that occurs within the change in control period as described under the section above titled, “Payments Made Upon a Termination in Connection with a Change in Control.”

(3)
Under Mr. Ferguson’s Change in Control Agreement, he is not entitled to post-employment health benefits. Under the Executive Severance Plan, for a termination without cause or for good reason in connection with a change in control, to the extent Ms. Mackey, Mr. Emery, Mr. Schlom, Mr. Lavelle and Mr. Stovall elect COBRA continuation coverage under the Company’s medical, dental and/or vision plans for themselves and their spouses and dependents, the Company will pay the full cost of the COBRA continuation coverage for up to 24 months, which has been estimated above. This amount is determined assuming Ms. Mackey and Messrs. Emery, Schlom, Lavelle and Stovall maintain the same coverage during the 24 month severance period and the cost of that coverage remains unchanged. The COBRA amounts for these coverages are calculated at the rates in effect as of February 28, 2023, and no increase in those amounts is known or assumed for future years. As of February 28, 2023, Mr. Stovall did not maintain any Company medical coverage, so he was not eligible for COBRA continuation coverage.

(4)
Amounts payable to the NEOs may have to be reduced if they are subject to an excise parachute excise tax under Code Section 4999 and reduction provides the NEOs with a larger after-tax amount than the full amount of severance pay and benefits.

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EXECUTIVE COMPENSATION TABLES
(5)
Under Messrs. Ferguson’s and Schlom’s employment agreements, they are not entitled to post-employment health benefits. Under the Executive Severance Plan, for a termination without cause or for termination for good reason not in connection with a change in control, to the extent Ms. Mackey and Messrs. Emery, Lavelle and Stovall elect COBRA continuation coverage under the Company’s medical, dental and/or vision plans for themselves and their spouses and dependents, they will only pay the monthly contributions that actively employed employees would pay for that coverage, and the Company will pay the remaining cost of the COBRA continuation coverage for up to 18 months, which has been estimated here. This amount is determined assuming Ms. Mackey and Messrs. Emery, Lavelle and Stovall maintain the same coverage during the 18-month severance period and the cost of coverage and the Company’s contribution towards that coverage remains unchanged. The COBRA amounts and amounts paid by active employees for these coverages are calculated at the rates in effect as of February 28, 2023, and no increase in those amounts is known or assumed for future years. As of February 28, 2023, Mr. Stovall did not maintain any Company medical coverage, so he was not eligible for COBRA continuation coverage.

(6)
This amount is Mr. Ferguson’s base salary for a period of 24 months plus the actual amount of his pro-rated short-term cash incentive payment. Assuming a termination date of February 28, 2022, Mr. Ferguson would be eligible for an actual annual cash incentive of 100% of his fiscal year 2022 annual base salary, and the severance amount includes the actual incentive bonus amount and not the target bonus amount. The stated amount of Mr. Ferguson’s base salary was used even though the actual amount paid to him in 2023 varied due to timing of payments. Because the incentive bonus was earned as of February 28, 2023, Mr. Ferguson would have been eligible to receive this amount whether or not he terminated as that date. Mr. Ferguson’s Second Amended CEO Agreement with the Company also provides that if he is terminated without cause or for good reason, he will be entitled to his base salary for the period from the date of termination to the end of the original 3-year term of the Second Amended CEO Agreement, but in any case, a period of at least 24 months; and in his case, 24 months is longer than the remaining term of his agreement.

(7)
This amount is 2.99 times the base salary of Mr. Ferguson. Severance benefits for Mr. Ferguson are set forth in his Change in Control Agreement. This may have to be reduced if it is subject to an excise parachute excise tax under Code Section 4999 and reduction provides Mr. Ferguson with a larger after-tax amount than the full amount of severance pay and benefits. (See the description under the section titled, “Payments Made Upon a Termination In Connection with a Change In Control.”)

(8)
Pursuant to the 2014 Plan and the accompanying award agreements, for a termination without cause or for good reason, the Compensation Committee in its sole discretion may deem the RSUs vested, and it is assumed here that the Compensation Committee would do so for all RSU awards for Messrs. Ferguson and Schlom upon a termination of employment without cause or for good reason not in connection with a change in control. The Executive Severance Plan provides that upon a termination without cause or for good reason not in connection with a change in control, all time-based RSUs vest; so Ms. Mackey’s and Messrs. Emery, Lavelle and Stovall’s RSUs will vest without Compensation Committee discretion. Under Mr. Ferguson’s change in control agreement and the Executive Severance Plan, upon a termination without cause or for good reason in connection with a change in control, all RSU awards of the NEOs vest. The value of the accelerated vesting of RSUs, including any dividend equivalents accrued during the vesting period, are calculated based upon the closing price of the Company’s Common Stock on February 28, 2023, of $40.65.

(9)
Under Mr. Ferguson’s change in control agreement, upon a termination without cause or for good reason in connection with a change in control, his PSUs vest. In addition, pursuant to the 2014 Plan and the accompanying award agreements, for a termination without cause or for good reason, the Compensation Committee in its sole discretion may deem the PSUs payable at the target amount (i.e., 100% achievement of the performance goals) in the event that it accelerates the vesting date of such PSUs, and it is assumed here that the Compensation Committee would do so for Ms. Mackey and Messrs. Schlom, Emery, Lavelle and Stovall for such a termination whether or not in connection with a change in control. The value of the PSUs granted during fiscal years 2021 ,2022 and 2023, including any dividend equivalents accrued, was calculated using the closing price of the Company’s Common Stock on February 28, 2023, of $40.65 and assuming that the Compensation Committee determined that these PSUs were each payable at their respective target amounts.

(10)
This amount represents Mr. Schlom’s annual base salary for the remainder of the original 3-year term of the employment agreement, but not less than a period of 12 months and actual annual cash bonuses. As of February 28, 2023 Mr. Schlom had 8 months and 3 days remaining on the original term of his employment agreement, so he would receive 12 months of annual base salary. The severance amount includes the actual incentive bonus amount and not the target bonus amount. The stated amount above for Mr. Schlom’s base salary was used even though the actual amount paid to him in 2023 varied due to timing of payments. Because the incentive bonus was earned as of February 28, 2023, Mr. Schlom would have been eligible to receive this amount whether or not they were terminated as that date. Severance benefits for Mr.Schlom is set forth in his employment agreement.

(11)
The Company’s Executive Severance Plan provides for payment of benefits to eligible employees in the event of a change in control and who do not receive benefits under an existing change in control agreement. This amount represents 24 months of annual base salaries and target annual cash bonuses for the NEOs (except for Mr. Ferguson), plus a prorated portion of their target annual cash bonuses calculated as of February 28, 2023, for the full fiscal year. Mr. Schlom’s target bonus was 70% of base salary; Ms. Mackey’s and Mr. Emery’s target bonus was 60% of base salary; Mr. Lavelle’s target bonus was 55% of base salary; and Mr. Stovall’s target bonus was 80% of base salary. (See the description under the section titled, “Payments Made Upon a Termination In Connection with a Change In Control.”)

(12)
The Executive Severance Plan provides for payment of benefits to eligible employees in the event of an involuntary termination of employment and who do not receive severance benefits under an existing employment agreement. For Ms. Mackey and Messrs. Emery, Lavelle and Stovall, this number represents 18 months of both annual base salaries and target annual cash bonuses, and her/his target annual bonus. The stated amount of Ms. Mackey’s and Messrs. Emery, Lavelle and Stovall’s base salary was used even though the actual amount paid to her/him in 2023 varied due to timing of payments. Ms. Mackey and Mr. Emery were eligible for a target annual cash bonus of 60% of his/her annual base salaries; Mr. Lavelle’s target bonus was 55% of base salary; and Mr. Stovall was eligible for a target annual cash bonus of 80% of his annual base salary.

Mr. Hill
As previously discussed herein, in connection with the closing of the AIS Divestiture on September 30, 2022, Mr. Hill’s employment services transitioned to, and he became an employee of, the AIS Joint Venture and was no longer an employee of the Company. In order to compensate Mr. Hill for his time of employment at, and services to, the Company during fiscal year 2023 prior to the transfer, the Compensation Committee approved a pro-rata annual cash incentive payment based upon previously approved performance metrics for fiscal year 2023 for the Company’s Infrastructure Solutions segment and the accelerated vesting of certain outstanding RSU awards previously granted to Mr. Hill as detailed in the table below. The Compensation Committee did not accelerate the following outstanding RSU and

78	2023 Proxy Statement

EXECUTIVE COMPENSATION TABLES
PSU awards for Mr. Hill which were forfeited upon the AIS Divestiture: (i) 889 RSUs granted on May 4, 2020, (ii) 1,609 RSUs granted on May 4, 2021, (iii) 2,940 RSUs granted on May 9, 2022, (iv) 4,531 PSUs granted on May 4, 2020, (v) 3,037 PSUs granted on May 4, 2021, and (vi) 3,390 RSUs granted on May 9, 2022.
The table below shows the compensation that Mr. Hill received in connection with his separation from service with AZZ on September 30, 2022:
Payments and Benefits
Cash Payments
Cash Annual Incentive Payment for Fiscal Year 2023(1)	$134,182
Equity Value
RSUs(2)	$867,190
Benefits(3)
Accrued Vacation	$43,457

(1)
Mr. Hill was paid at 100% of his annual cash incentive target for fiscal year 2023. The value reflected represents the pro-rata portion from March 1, 2022 through September 30, 2022.

(2)
The value reflected is for the accelerated vesting on September 30, 2022 of (i) 622 RSUs granted on May 4,2020 and 27 accrued dividend equivalents which were settled in shares of AZZ Common Stock; (ii) 416 RSUs that were granted on May 4, 2021 and 9 accrued dividend equivalents which were settled in shares of AZZ Common Stock; (iii) 450 RSUs that were granted on May 9,2022 and 3 accrued dividend equivalents which were settled in shares of AZZ Common Stock; and (iv) 20,000 RSUs that were granted on February 11,2020 in connection with a special one-time retention grant and 881 accrued dividend equivalents which were settled in shares of AZZ Common Stock. The total number of shares (including the dividend equivalents) were calculated using a stock price of $38.70, which was the closing price of AZZ’s Common Stock on December 16,2022, the date the RSUs were settled.

(3)
No health benefits were paid to Mr. Hill upon his separation from service with the Company.

CEO Pay Ratio
As required by Section 953(b) of the Dodd – Frank Wall Street Reform and Consumer Protection Act, AZZ is providing the following information regarding the ratio of the annual total compensation for the Company’s Chief Executive Officer to the median of the annual total compensation of all of the Company’s employees, other than the Chief Executive Officer (the “CEO Pay Ratio”).
The CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. For AZZ’s last completed fiscal year, the ratio of the annual total compensation of Mr. Ferguson to the annual total compensation of the median employee of the Company was as follows:
Fiscal Year	Mr. Ferguson’s Total Compensation ($)(1)	Median Employee Total Compensation ($)	Pay Ratio of CEO Compensation to Median Employee
2023	4,228,781	48,411	87:1

(1)
The annual total compensation of Mr. Ferguson, as reported in the Summary Compensation Table presented on page 66 in this Proxy Statement.

For fiscal year 2023, we elected to calculate a new median employee primarily due to the completion of two transformational business transactions during the year, the Precoat Metals acquisition and the AIS Divestiture which were disclosed in AZZ’s prior SEC filings, which we believe significantly changed our employee population used for the CEO Pay Ratio calculation. To identify the “median employee” from our current employee population after such transactions, the methodology and the material assumptions, adjustments, and estimates used were as follows:
•
We selected February 28, 2023, the last day of our fiscal year, as the date upon which the Company identified the “median employee”.

•
We determined that as of February 28, 2023, the Company and its consolidated subsidiaries employee population consisted of approximately 3,837 individuals (full-time and part-time) . Of these individuals, 3,594 were located in the United States and 243 were located in Canada.

•
We identified our median employee based on the total cash compensation paid during the 12-month period from March 1, 2022 through February 28, 2023, which was consistently applied to all of our employees included in the calculation. We annualized the compensation of all full-time employees hired during this period. Since we do not widely distribute annual equity awards to our employees, such awards were excluded from our compensation measure. For purposes of determining the median employee, we considered for each of our employees (i) actual base salary (in the case of hourly workers, base wages including overtime pay); (ii) cash bonuses paid during the fiscal year; and (iii) sales commissions, if applicable. For our employees located in Canada, we applied a Canadian to U.S. dollar exchange rate averaged from March 1, 2022 through February 28, 2023, to the compensation elements paid in Canadian currency.

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EXECUTIVE COMPENSATION TABLES
Once the median employee was identified, we calculated the annual total compensation of such median employee, as reported in the chart above, using the same methodology used to determine the annual total compensation of Mr. Ferguson as required in the Summary Compensation Table on page 66 in this Proxy Statement.
The CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the CEO Pay Ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

80	2023 Proxy Statement

PAY VERSUS PERFORMANCE
The following section has been prepared as required by the SEC’s pay versus performance (“PvP”) disclosure rules adopted pursuant to the Dodd-Frank Act and set forth in Item 402(v) of Regulation S-K (the “PvP Rules”). Under the PvP Rules, the Company must calculate compensation using the methodology required by the SEC referred to as “compensation actually paid” (“CAP”), which is then compared to certain Company and peer group performance measures prescribed by the SEC. CAP amounts do not reflect the actual amount of compensation earned or received by or paid to our PEO and non-PEO NEOs in the applicable fiscal year. CAP, as required under the PvP Rules, is influenced by many factors. CAP reflects adjusted values to unvested and vested equity awards during the fiscal years based on year-end stock prices and various accounting valuation assumptions. CAP generally fluctuates due to stock price achievement, timing of new grant issuances and outstanding grant vesting, share price volatility during the fiscal year, our mix of short-term and long-term metrics and varying levels of actual achievement of performance goals.
					Value of Initial Fixed $100 Investment Based on
Fiscal Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	AZZ Total Shareholder Return(5) ($)	S&P Composite 1500 Building Products Index Total Shareholder Return(5) ($)	Net Income (Loss) ($ Millions)	Adjusted EPS(7)
2023	4,042,222	3,797,001	1,441,129	1,429,076	115.80	171.70	(61.2)(6)	4.01
2022	4,141,268	5,407,772	980,499	1,290,420	137.90	168.42	84.0	3.34
2021	3,223,989	3,514,778	877,896	1,642,628	141.23	148.00	39.6	2.11

(1)
We refer to the Company’s PEO as CEO throughout this Proxy Statement. The PEO was Mr. Ferguson for each of the fiscal years shown in the table above.

(2)
CAP for the PEO is calculated as noted in the table below:

	2023	2022	2021
Summary Compensation Table Total (“SCT”) Compensation	$4,042,222	$4,141,268	$3,223,989
Minus: RSU and PSU values reported in SCT for applicable fiscal year	(2,146,657)	(2,052,510)	(1,680,786)
Plus: ASC 718 fair value of awards granted during applicable fiscal year that vested during applicable fiscal year(a)	1,781,080	1,727,973	2,777,661
Plus or minus (as applicable): Change based on ASC 718 fair value of awards granted during applicable fiscal year that remain unvested as of applicable fiscal year end(a)	(112,761)	949,716	1,650,488
Plus or minus (as applicable): Change in fair value of prior years’ equity awards that vested during applicable fiscal year	149,081	560,982	(205,982)
Minus: fair value of prior year’s equity awards that failed to meet the applicable vesting conditions during the current fiscal year	—	—	(2,260,395)
Plus: dividend equivalents earned during applicable fiscal year upon vesting	84,036	80,343	9,804
Compensation Actually Paid	$3,797,001	$5,407,772	$3,514,778

(a)
The fair value as of the applicable fiscal year end (prior to vesting) for RSU and PSU awards at target performance was calculated pursuant to FASB ASC Topic 718. For fiscal year 2021, 2022 and 2023, the PSUs vest at the end of a three-year performance period with payouts ranging from 0%-200% for the relative TSR component. For PSU awards based on relative TSR, the fair value is estimated at year end based on a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to companies in our peer group.

(3)
The non-PEO NEOs reflected in the table above were as follows: for fiscal year 2023 — Mr. Emery, Mr. Hill, Mr. Lavelle, Ms. Mackey, Mr. Stovall and Mr. Schlom; for fiscal year 2022 — Mr. Hill, Ms. Mackey, Mr. Stovall and Mr. Schlom; and for fiscal year 2021 — Mr. Fehlman, Ms. Mackey, Mr. Hill, Mr. Schlom and Mr. Stovall. Mr. Fehlman served as the Company’s Senior Vice President, Chief Financial Officer until May 31, 2020..

(4)
The average CAP for the Non-PEO NEOs is calculated as noted in the table below:

81

PAY VERSUS PERFORMANCE
	2023	2022	2021
Summary Compensation Table (“SCT”) Total Compensation	$1,441,129	$980,499	$877,896
Minus: RSU and PSU values reported in SCT for applicable fiscal year	(349,126)	(299,198)	(436,563)
Plus: ASC 718 fair value of awards granted during applicable fiscal year that vested during applicable fiscal year(b)	337,354	319,183	992,129
Plus or minus (as applicable): Change based on ASC 718 fair value of awards granted during applicable fiscal year that remain unvested as of applicable fiscal year end(b)	(18,789)	192,234	321,725
Plus or minus (as applicable): Change in fair value of prior years’ equity awards that vested during applicable fiscal year	(4,948)	87,343	(47,148)
Minus: fair value of prior year’s equity awards that failed to meet the applicable vesting conditions during applicable fiscal year	—	—	(67,454)
Plus: dividends equivalents earned during applicable fiscal year upon vesting	23,455	10,359	2,042
Compensation Actually Paid	$1,429,076	$1,290,420	$1,642,628

(b)
The fair value as of the applicable fiscal year end (prior to vesting) for RSUs and PSU awards at target performance was calculated pursuant to FASB ASC Topic 718. For fiscal year 2021, 2022 and 2023, the PSUs vest at the end of a three-year performance period with payouts ranging from 0%-200% for the relative TSR component. For PSU awards based on relative TSR, the fair value is estimated at year end based on a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to companies in our peer group.

(5)
TSR is based on an assumed $100 investment as of December 31, 2019 and the reinvestment of any issued dividends. The S&P Composite 1500 Building Products Index is the industry peer group included in the Stock Performance Graph in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2023.

(6)
During fiscal year 2023, we recognized a loss related to the AIS Divestiture of $159.9 million, which adversely impacted GAAP net income, resulting in a net loss for the year of $61.2 million. In addition, the AIS business was recorded as discontinued operations in our consolidated statements of income, because this business will not be part of our ongoing operations. The GAAP net income from continuing operations reported in our Annual Report on Form 10-K for the year ended February 28, 2023, which represents our ongoing business, was $66.3 million for fiscal year 2023.

(7)
The Board and its Compensation Committee determined that Adjusted earnings per share (EPS) was the most important financial performance measure that the Company used to link compensation actually paid to our PEO and non-PEO NEOs to financial performance for fiscal year 2023. Adjusted EPS is a non-GAAP measure. Due to the acquisition of Precoat Metals and the AIS Divestiture, Adjusted EPS for purposes of compensation performance measures for fiscal year 2023 is calculated as net income available to common shareholders, excluding the loss on the AIS divestiture, amortization, acquisition and transaction-related expenses, additional depreciation associated with the Precoat acquisition and the related tax impact of these expenses, divided by diluted weighted-average outstanding shares. For fiscal year 2022 and fiscal year 2021, Adjusted EPS is calculated as net income, excluding restructuring and impairment charges, acquisition-related expenses and the related tax impact of these expenses, divided by diluted weighted-average outstanding shares.

Most Important Financial Measures Linking CAP During Fiscal Year 2023 to Company Performance
The following table sets forth the compensation measures that the Company uses to measure the performance of its executive officers, including the non-PEO NEOs, during fiscal year 2023.
FY2023 Compensation Performance Measures
Adjusted Earnings per Share
Adjusted EBITDA
3-Year Relative TSR

82	2023 Proxy Statement

PAY VERSUS PERFORMANCE
The following graph shows the relationship between each of TSR for AZZ and TSR for the companies in the S&P Composite 1500 Building Products Index and CAP for our PEO and the average of the non-PEO NEOs in each year. Compensation actually paid does not reflect the compensation that the PEO and non-PEO NEOs will ultimately realize as it includes changes in unvested equity value.

CAP versus Cumulative AZZ and Peer Group TSR
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
CAP
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
TSR
2021
2022
2023
Compensation actually paid PEO
Compensation actually non-PEO NEOs
Cumulative TSR (AZZ)
Cumulative TSR (S&P Composite 1500 Building Products)

During fiscal year 2023, as previously discussed in this Proxy Statement, the Company completed the acquisition of Precoat Metals and the AIS Divestiture. Following the completion of both transactions, the Company’s GICS code and industry peer groups were changed by S&P, Moody’s, Dun and Bradstreet and ISS, many of which had their own proprietary categorization methodology, due to our transition from a diverse holding company to a more focused metal coatings company. Therefore, to reflect the components of the Company’s core business for fiscal year 2023 and on a go-forward basis, the Company elected to also change its industry peer group index included in the Stock Performance Graph in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2023.
The following graphs show the relationship between each of Adjusted EPS and Net Income and CAP for our PEO and the average of the non-PEO NEOs in each year. Compensation actually paid does not reflect the compensation that the PEO or non-PEO NEOs will ultimately realize as it includes changes in unvested equity value.

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PAY VERSUS PERFORMANCE

CAP versus Adjusted EPS
CAP
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Adjusted EPS
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2021
2022
2023
Compensation actually paid PEO
Compensation actually paid non-PEO NEOs
Adjusted EPS

A majority of our executive’s variable pay is delivered as RSU equity-based awards that vest pro-rata one-third each year from the date of grant, and PSU equity awards that cliff vest after the completion of a three-year performance cycle, if at all. The change in the fair value of the outstanding equity awards from the date of grant to the fiscal year end and awards that vested during fiscal year 2022 resulted in a disproportionate increase in compensation actually paid in fiscal year 2022 compared to Adjusted EPS, primarily due to an increase in our stock price during fiscal year 2022, which impacted the CAP for that year.

CAP versus Net Income
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
CAP
$75.0
$55.0
$35.0
$15.0
$(5.0)
$(25.0)
$(45.0)
$(65.0)
Net Income
2021
2022
2023
Compensation actually paid PEO
Compensation actually paid non-PEO NEOs
Net income

Although Item 402(v) of Regulation S-K requires the presentation of net income in our Pay Versus Performance Table, the Company does not specifically use a net income target as a performance measure in its executive compensation program, because net income includes items that do not represent the core performance of our business. For example, during fiscal year 2023, we recognized a loss related to the AIS Divesture of $159.9 million, which adversely impacted GAAP net income, resulting in a net loss for the year of $61.2 million. In addition, the AIS business was recorded as discontinued operations in our consolidated statements of income, because this business will not be part of our ongoing operations. The GAAP net income from continuing operations reported in our Annual Report on Form 10-K for the year ended February 28, 2023, which represents our ongoing business, was $66.3 million for fiscal year 2023.

84	2023 Proxy Statement

PROPOSAL 3 – APPROVAL OF THE AZZ INC. LONG-TERM INCENTIVE PLAN
AZZ Inc. 2023 Long-Term Incentive Plan
On April 6, 2023, our Board of Directors adopted the AZZ Inc. 2023 Long-Term Incentive Plan (the “2023 Plan”), subject to approval by our shareholders at the 2023 Annual Meeting. The 2023 Plan is intended to succeed the AZZ Inc. 2014 Long Term Incentive Plan (the “2014 Plan”) which was approved by our shareholders in July 2014. If the 2023 Plan is approved by our shareholders on July 11, 2023, no further awards under the 2014 Plan will be made, other than awards to our non-employee directors that are expected to be made on the date of the 2023 shareholders’ meeting, consistent with past practice. In the event that the 2023 Plan is not approved by our shareholders at the Annual Meeting, the 2014 Plan will remain in full force and effect until its expiration on April 3, 2024. The following is a summary of the basic features of the 2023 Plan, which is subject to the specific provisions of the full text of the 2023 Plan included in Appendix A of this Proxy Statement.
Purpose
The purpose of the 2023 Plan is to encourage ownership in AZZ by those employees and non-employee directors who have contributed, or are determined to be in a position to materially contribute, to our success. Long term incentive plans are significant factors in attracting and retaining management talent, encouraging key employees and non-employee directors to identify more closely with the interests of the shareholders and providing incentive and reward for long-term growth and performance. The 2023 Plan allows us to grant stock options, stock appreciation rights (“SARs”), restricted shares, restricted stock units, performance awards and other stock-based awards.
Since the 2014 Plan will expire on April 3, 2024, if the 2023 Plan is not approved by shareholders, AZZ generally will not be able to continue to issue stock-based compensation to its employees and non-employee directors. As a result, AZZ would be significantly and negatively impacted in its ability to attract and retain key talent, and this could negatively impact AZZ’s long-term success.
As of April 6, 2023, 400,542 shares were available for future awards under the 2014 Plan (assuming all shares were issued under outstanding awards at the maximum potential payout). As noted above, upon shareholder approval of the 2023 Plan, no further awards will be granted under the 2014 Plan after the date of the 2023 annual meeting.
In determining the number of shares to allocate to the 2023 Plan, the Board and the Compensation Committee analyzed various metrics, including the “net burn rate” at which we have granted equity awards in the past, our prospective equity compensation requirements and the potential dilutive impact of the proposed share reserve under the 2023 Plan. We have calculated that the average “net burn rate” for awards that we granted in the last three fiscal years is approximately 11.5%. For this purpose, “net burn rate” is calculated as follows: total shares used during the year, divided by the total beginning available number of shares. The average burn rate is equal to the average of the burn rates for the last three (3) fiscal years.
The potential dilution to current shareholders that could result from the future issuance of shares reserved under the 2023 Plan would be approximately 6.7%. Here, dilution is calculated as a percentage, where the numerator is the sum of the 1,450,000 shares reserved under the 2023 Plan for granting of equity awards and 214,559 shares subject to outstanding awards under the 2014 Plan, and the denominator is the number of our shares of Common Stock outstanding.
After considering the foregoing, we forecasted that our total share reserve resulting from this proposal would be appropriate to satisfy expected equity compensation needs for approximately 10 years, based on our current compensation design and historical grant patterns. However, the amount of shares granted in the past is not necessarily indicative of the amount that may be granted in the future. The amount of future grants is not currently known and will depend on various factors that cannot be predicted, including but not limited to, the market price of our Common Stock on the future dates of grant, the volatility of the Common Stock, the growth of our employee population, and prevailing market conditions.
Notable Provisions and Practices under the 2023 Plan
The 2023 Plan contains a number of provisions that we believe are consistent with the interests of shareholders and sound corporate governance practices, including:
•
No liberal share counting.   The 2023 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or SAR or to satisfy tax withholding requirements. The 2023 Plan also prohibits “net share counting” upon the exercise of options or SARs.

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PROPOSAL 3 – APPROVAL OF THE AZZ INC. LONG-TERM INCENTIVE PLAN
•
No evergreen provisions.   The 2023 Plan does not include an “evergreen” provision that provides for an automatic increase in the number of shares authorized for issuance. The 2023 Plan has a fixed share reserve, and we would have to obtain shareholder approval to increase the 2023 Plan’s share reserve.

•
No discounted stock options or SARs.   All stock options and SARs must have an exercise price or grant price equal to or greater than the fair market value of the underlying Common Stock on the date of grant.

•
No repricing of stock options or SARS.   The 2023 Plan prohibits the repricing of stock options or SARs without shareholder approval.

•
No reloads.   The 2023 Plan does not provide for “reloads” or automatic grants of stock options or SARs upon the exercise of previously issued awards.

•
Limit on annual awards to any participant.   The 2023 Plan imposes a 200,000 share limit on shares of Common Stock covered by awards granted to any participant in a calendar year.

•
No single-trigger change in control vesting.   The 2023 Plan does not provide for automatic vesting of awards upon a change in control to AZZ, without regard to whether the participant’s employment is terminated. Instead, the 2023 Plan includes a double-trigger change-in-control provision that provides for accelerated vesting of awards upon a qualifying termination of employment within two years following a change in control.

•
No dividends on unearned awards.   The 2023 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards.

•
Compensation recoupment policy.   Awards under the 2023 Plan (whether time-based or performance-based) will be subject to any compensation recovery or clawback policy that AZZ may adopt from time to time. AZZ’s current compensation recover policy is more comprehensive than would be required under proposed NYSE listing standards and applies to both executive officers and other key employees determined by the Compensation Committee or the Board.

Term
The term of the 2023 Plan is for ten years, beginning July 11, 2023, and ending July 10, 2033, unless the 2023 Plan is terminated earlier by the Compensation Committee of the Board of Directors.
Administration
The 2023 Plan, if approved, will generally be administered by the Compensation Committee. Each member of the Compensation Committee is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If all members of the Compensation Committee are not Non-Employee Directors, the 2023 Plan will be administered by a committee appointed by the Board of Directors consisting of two or more directors, all of whom are Non-Employee Directors. Notwithstanding the foregoing, the Board of Directors may grant awards to non-employee directors and administer the 2023 Plan with respect to such awards.
Under the terms of the 2023 Plan, the Compensation Committee will from time to time select participants, determine the extent of participation and make all other necessary decisions and interpretations under the 2023 Plan.
The Compensation Committee may delegate its authority under the 2023 Plan, including the authority to grant awards. Historically, the Compensation Committee has delegated the authority to grant equity awards to the Chief Executive Officer, subject to certain conditions established by the Compensation Committee. Delegation of authority under the 2023 Plan is limited as follows:
•
The Compensation Committee will not delegate authority with respect to awards to participants who are subject to Section 16 of the Exchange Act (which includes our executive officers).

•
Any delegation shall satisfy all applicable requirements of Rule 16b-3 under the Exchange Act and applicable state law.

•
The Chief Executive Officer or other delegate does not have the authority to grant awards to himself.

Eligibility
The participants in the 2023 Plan will be those employees who, in the opinion of the Compensation Committee, are in a position to contribute materially to the success of AZZ or have in the past so contributed, or members of the Board of Directors. Only employees (including officers and directors who are employees) of AZZ and our affiliates and non-employee directors are eligible to participate in the 2023 Plan, provided that incentive stock options may be granted only to persons who are employees of AZZ and its subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code.

86	2023 Proxy Statement

PROPOSAL 3 – APPROVAL OF THE AZZ INC. LONG-TERM INCENTIVE PLAN
Awards under the 2023 Plan will be made by the Compensation Committee, or by the Chief Executive Officer or other delegate to the extent such individual has been delegated authority to grant awards to participants as described above. No determination has been made as to awards that may be granted under the 2023 Plan, although it is anticipated that recipients of awards will include our current executive officers and directors. Currently, AZZ and its affiliates have approximately 3,800 employees and officers and nine (9) non-employee directors eligible to participate in the 2023 Plan.
Shares Authorized; Share Limitations
The total number of shares of AZZ Common Stock authorized for issuance under the 2023 Plan is 1,450,000. All of the authorized shares may be issued pursuant to incentive stock options. The maximum number of shares of Common Stock covered by all awards under the 2023 Plan that may be granted to any participant within any calendar year will not exceed 200,000 in the aggregate. The closing price of the Common Stock on the New York Stock Exchange on May 12, 2023 was $35.97 per share.
All of the shares authorized for issuance under the 2023 Plan are authorized for grants of options, SARs, grants of restricted shares and restricted stock units, performance awards settled in shares of AZZ Common Stock, and other stock-based awards.
The 2023 Plan describes how the number of shares available for awards is reduced for exercises, settlements or vestings of awards. Shares subject to awards, including dividend equivalents that pursuant to an award are converted to additional shares, will reduce the number of shares of Common Stock available for issuance under the under the 2023 Plan. However, the number of shares available for grant will be adjusted as follows:
•
To the extent that an award is cancelled, terminates, expires, or is forfeited for any reason, including by reason of failure to meet time-based and/or performance-based vesting requirements, any unissued or forfeited shares originally subject to the award will be added back to the 2023 Plan share reserve and again be available for issuance pursuant to awards granted under the 2023 Plan.

•
The following shares may not again be made available for issuance as awards under the 2023 Plan: (a) shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (b) shares that are tendered or withheld in payment of all or part of the Option Price of an option, the grant price of a SAR or other exercise price of an award, or in satisfaction of tax withholding obligations, or (c) shares of stock repurchased on the open market with the proceeds of the exercise of an option.

•
Upon the exercise of a SAR the number of shares remaining available for issuance under the 2023 Plan shall be reduced by the full number of shares subject to the SAR (rather than the number of shares delivered upon exercise).

•
Shares subject to awards settled in cash will be added back to the 2023 Plan share reserve and again be available for issuance pursuant to awards granted under the 2023 Plan.

•
Subject to applicable New York Stock Exchange or other exchange requirements, the Compensation Committee may grant awards pursuant to the 2023 Plan in connection with the assumption, conversion, replacement or adjustment of outstanding equity-based awards in the event of a corporate acquisition or merger, to individuals who were not employees of the Company or its subsidiaries immediately before such acquisition or merger. Shares covered by awards granted pursuant to this provision will not reduce the reserved shares under the 2023 Plan.

Changes in Capitalization
In the event there are any changes in the Common Stock or capitalization of AZZ through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of AZZ, any consolidation, combination, or exchange of shares, any separation of AZZ (including a spin-off, split-up, or other distribution of stock of the AZZ), any reorganization of the AZZ, or any partial or complete liquidation by AZZ, recapitalization, stock dividend, stock split, extraordinary cash dividend or other change in the corporate structure, appropriate adjustments and changes shall be made by the Compensation Committee, to the extent necessary to preserve the benefit to participants contemplated by the 2023 Plan, to reflect such changes in (a) the aggregate maximum number of shares that may be issued under the 2023 Plan, (b) the maximum number of shares of Common Stock covered by awards which may be granted by the Chief Executive Officer or other delegate of the Compensation Committee within any calendar year period pursuant to a delegation by the Compensation Committee, (c) the maximum number of shares for which awards may be granted to any participant, (d) the number of shares and the option price per share of all shares of Common Stock subject to outstanding options, (e) the number of shares and the grant price of all shares of Common Stock subject to outstanding SARs, (f) the number of restricted shares, restricted share units, performance awards and other stock-based awards awarded to participants, and (g) such other provisions of the 2023 Plan and individual awards as may be necessary and equitable to carry out the foregoing purposes.
Awards
All awards are expected to be evidenced by an award agreement between the Company and the individual participant. In the discretion of the Compensation Committee, an eligible employee may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee.

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PROPOSAL 3 – APPROVAL OF THE AZZ INC. LONG-TERM INCENTIVE PLAN
The types of awards under the 2023 Plan include:
Stock Options
The 2023 Plan employs market value as a basis for rewarding performance through the use of incentive stock options under Section 422 of the Internal Revenue Code (“Incentive Stock Options”) and stock options which are not Incentive Stock Options (“Nonqualified Stock Options”) to acquire AZZ stock. The option price per share will be at least equal to the fair market value per share of AZZ Common Stock at the date of grant. The option period will be no more than 10 years from the date of grant. Options will only become exercisable (1) after specified periods of employment after grant (generally, unless otherwise determined by the Compensation Committee, 20 percent after the first year and up to an additional 20 percent during each of the four subsequent one year periods), (2) if earlier, upon the employee’s termination of employment without cause following a change of control of AZZ, or (3) as otherwise determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee, options will not become exercisable until at least one year after grant. The 2023 Plan also provides the Compensation Committee with discretion to require performance-based standards to be met before option awards will vest. The option price, as well as any withholding tax, is payable in full at the time of exercise of the options, as the Compensation Committee may in each case in its discretion determine, (i) in cash, (ii) by certified or cashier’s check, (iii) in shares of AZZ Common Stock held for at least six months, (iv) by delivery of a copy of irrevocable instructions from the holder of the option to a broker or dealer, reasonably acceptable to AZZ, to sell certain of the shares of AZZ Common Stock purchased upon exercise of the option or to pledge them as collateral for a loan and promptly to deliver to AZZ the amount of sale or loan proceeds necessary to pay such purchase price or (v) in any other form of valid consideration permitted by the Compensation Committee in its discretion.
If the participant terminates employment for any reason other than death, disability, retirement or without cause following a change of control of AZZ, the then-exercisable portion of the option will only be exercisable for three months following such termination. The entire unexercised portion of the option is exercisable within three years from the date of death or disability of a participant, or within the remaining period of the option, whichever is earlier, within five years of the date of retirement of a participant, or within the remaining period of the option, whichever is earlier, unless otherwise determined by the Compensation Committee. Under no circumstances, however, will an option be exercisable beyond 10 years from the date of the grant.
SARs
SARs offer recipients the right to receive payment for the difference (spread) between the grant price (which may not be less than the fair market value of AZZ Common Stock on the date of grant) and the fair market value of AZZ Common Stock at the time the SAR is exercised. The Compensation Committee may authorize payment of the spread for SARs in the form of cash, Common Stock to be valued at its fair market value on the date of exercise, a combination of these, or by any other method as the Compensation Committee may determine and provide in the relevant award agreement between the Company and the individual participant. SARs are generally subject to the same limitations and restrictions regarding exercise, transfer and forfeiture as are stock options.
Restricted Shares and Restricted Stock Units
The 2023 Plan permits the Compensation Committee to award restricted shares or restricted stock units to participants. The Compensation Committee may determine the number of restricted shares to be granted to participants and the periods during which the shares may not be transferred. Unless otherwise determined by the Compensation Committee, the transferability restrictions will last for a period of three to ten years from the date of grant. During this restricted period, the restricted shares may not be sold or transferred by the participant except in the case of death. Upon expiration of the restricted period, the restricted shares will be delivered to the participant free of restrictions. Unless otherwise determined by the Compensation Committee at the time of grant, a participant who is awarded restricted shares will not be entitled to vote these shares or to receive dividends declared on these shares during the restricted period.
Upon expiration of the restricted period, payment of restricted stock units will be made in cash or shares of Common Stock as determined by the Compensation Committee at the time of grant. During the restricted period, a participant who is awarded restricted stock units will not be entitled to vote these units. Unless otherwise determined by the Compensation Committee, during this restricted period participants will be credited with dividend equivalents equal in value to the dividends declared and paid on AZZ Common Stock, and these dividend equivalents will be reinvested in restricted stock units at the then fair market value of AZZ Common Stock on the date dividends are paid. Dividend equivalents will be paid only to the extent the underlying awards vest.
Performance Awards
The 2023 Plan permits the Compensation Committee to grant performance awards to participants. Performance awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of the Award are subject to performance goals and

88	2023 Proxy Statement

PROPOSAL 3 – APPROVAL OF THE AZZ INC. LONG-TERM INCENTIVE PLAN
any additional conditions or terms as the Compensation Committee may designate. A performance award granted may be denominated or payable in cash, AZZ Common Stock (including, without limitation, restricted shares), other securities or other awards. The performance awards denominated in shares may earn dividend equivalents; however, dividend equivalents for performance awards will accrue and will not be paid unless and until the underlying awards vest.
Other Stock-Based Awards
The Compensation Committee may grant other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, AZZ Common Stock, as are deemed by the Compensation Committee to be consistent with the purposes of the 2023 Plan. The Compensation Committee will determine the terms and conditions of these awards.
Performance Goals
The 2023 Plan provides that specific performance goals may be established by the Compensation Committee, which, if achieved, will result in the amount of payment, or the early payment, of an award under the 2023 Plan. The performance goals may consist of one or more or any combination of the following criteria: return on invested capital, stock price, market share, sales revenue, cash flow, earnings per share, return on equity, total shareholder return, gross margin, net sales, operating profit return on sales, costs and/or such other financial, accounting or quantitative metric determined by the Compensation Committee. The performance goals may be described in terms that are related to the individual participant, to AZZ as a whole, or to a subsidiary, division, department, region, function or business unit of AZZ in which the participant is employed. The Compensation Committee, in its discretion, may change or modify performance goals, or the related minimum level of achievement, in whole or in part, if it determines that a (i) change in the business, operations, corporate structure or capital structure of AZZ, (ii) a change in the manner in which AZZ conducts its business, (iii) a change in tax laws, accounting principles, (iv) acquisitions or divestitures, or (v) other unforeseen events, has caused the performance goals to become unsuitable.
Vesting
Each award shall vest in accordance with the terms and conditions of the award agreement between the Company and the individual participant under which such award is issued. The Compensation Committee may accelerate the exercisability or other vesting of any award in whole or in part upon a participant’s retirement, permanent disability, death, workforce reduction, involuntary termination, change of control, disposition or similar event, pursuant to the terms of an award or otherwise. Notwithstanding the provisions of any award agreement between the Company and the individual participant, all of the awards held by any participant shall, to the extent not otherwise fully vested, fully vest immediately upon the Qualified Termination of Employment (certain involuntary terminations of employment within two years following a change of control of AZZ) of such participant.
Amendment of the 2023 Plan; Modifications of Awards
The 2023 Plan provides that the Compensation Committee may amend, suspend or discontinue the 2023 Plan or amend any or all awards under the 2023 Plan to the extent permitted by law, permitted by the rules of any stock exchange on which AZZ Common Stock is listed, permitted under applicable provisions of the Securities Act of 1933, as amended, and the Exchange Act. However, if an amendment must be approved by the shareholders, any such proposed amendment will be submitted to the shareholders for approval. Except as provided in the 2023 Plan, no amendment, suspension or termination of the 2023 Plan will adversely alter any rights granted a participant under the 2023 Plan.
Under the 2023 Plan, the Compensation Committee may, by written notice to a participant, (i) limit the period in which an incentive stock option may be exercised to a period ending at least three months following the date of such notice, (ii) limit or eliminate the number of shares subject to an incentive stock option after a period ending at least three months following the date of such notice, (iii) accelerate the restricted period with respect to the restricted shares, restricted stock units, performance awards and other stock-based awards granted under the 2023 Plan, (iv) subject any performance-based award or any other award subject to performance goals to any policy adopted by AZZ relating to the recovery of the award to the extent it is determined that the performance goals were not actually achieved or (v) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, Common Stock, other securities or other awards, or cancelled, forfeited, or suspended, and the method by which awards may be settled, exercised, cancelled, forfeited or suspended.
In the event of any merger, consolidation or any other corporate transaction or event having a similar effect, or in the event AZZ Common Stock ceases to be publicly traded, the Compensation Committee in its sole and absolute discretion may take any action described in the preceding paragraph, and, moreover, it may (i) provide in substitution for any or all outstanding awards under 2023 Plan

89

PROPOSAL 3 – APPROVAL OF THE AZZ INC. LONG-TERM INCENTIVE PLAN
such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced, (ii) provide that awards will be settled in cash rather than shares of Common Stock, (iii) provide, in the event that awards are not substituted or settled in cash, that awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iv) provide that performance goals and performance periods for awards for which the grant, vesting or payment is conditioned upon the attainment of one or more performance goals will be modified, or (v) any combination of the foregoing. Except as provided in the 2023 Plan, no amendment, suspension, or termination of the 2023 Plan or any awards under the 2023 Plan will, without the consent of the participant, adversely alter or change any of the rights or obligations under any awards or other rights previously granted to the participant.
Repricings and Cash Buyouts Prohibited
Except in connection with a change in AZZ Common Stock or the capitalization of AZZ as provided in Section 16 of the 2023 Plan, no option or stock appreciation right may be repriced, replaced, re-granted through cancellation, or modified without shareholder approval if the effect would be to reduce the exercise price for the shares underlying the option or the grant price of a stock appreciation right, and no stock option or stock appreciation right may be repurchased for cash at a time when the price is equal to or less than the fair market value of the underlying shares. The Compensation Committee may take these actions, however, subject to the approval of shareholders.
Non-Transferability of Awards
During a participant’s lifetime, options shall be exercisable only by that participant. Awards are not transferable other than by will or the laws of descent and distribution upon the participant’s death. However, the Compensation Committee may grant to designated participants the right to transfer awards to the participant’s immediate family or to a trust of which all of the beneficiaries are members of the participant’s immediate family, provided that no such transfer shall be a transfer for value or a transfer to a third-party financial institution, to the extent allowed under Rule 16b-3 of the Exchange Act, subject to the terms and conditions established by the Compensation Committee.
Compensation Recovery Policy
Awards granted under the 2023 Plan are subject to the terms of the AZZ Inc. Compensation Recovery Policy adopted by the Board in 2016 and to any other applicable clawback or compensation recovery policy adopted by the Board from time to time.
Use of Proceeds
The proceeds we receive from the sale of stock under the 2023 Plan will be used for general corporate purposes.
New Plan Benefits
Because the granting of equity awards under the 2023 Plan is discretionary, it is not currently possible to indicate which persons (including the persons identified in the Summary Compensation Table, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including current officers who are not executive officers, as a group) may be granted awards. Also, it is not currently possible to estimate the number of shares that may be awarded. No grants have been made under the 2023 Plan conditioned upon shareholder approval of the 2023 Plan.
U.S. Federal Tax Consequences
The following discussion is intended only as a brief and general summary of the federal income and employment tax rules relevant to stock options, SARs, performance awards, restricted shares and restricted stock units under the 2023 Plan. These rules are highly technical and subject to change.
The following discussion is limited to the federal income tax rules relevant to the Company and to individual participants who are citizens or residents of the United States. The discussion does not address the state, local or foreign income tax rules relevant to stock options, SARs, performance awards, restricted shares, and restricted stock units. Participants are urged to consult their personal tax advisors with respect to the federal, state, local, and/or foreign tax consequences relating to stock options, stock options, SARs, performance awards, restricted shares and, restricted stock units under the 2023 Plan.
Incentive Stock Options
A participant who is granted an incentive stock option (“Incentive Stock Option”) under Section 422 of the Internal Revenue Code recognizes no income upon grant or exercise of the option. However, the excess of the fair market value of AZZ shares on the date of

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PROPOSAL 3 – APPROVAL OF THE AZZ INC. LONG-TERM INCENTIVE PLAN
exercise over the option exercise price is an item includible in the optionee’s alternative minimum taxable income (unless the optionee exercises and sells the applicable shares in the same year). An optionee may be required to pay alternative minimum tax even though the optionee receives no cash upon exercise of the Incentive Stock Option that the optionee can use to pay such tax.
If an optionee holds the Common Stock acquired upon exercise of the Incentive Stock Option for at least two years from the date of grant of the Incentive Stock Option and at least one year following exercise of the Incentive Stock Option (the “Statutory Holding Periods”), the IRS taxes the optionee’s gain, if any, upon a subsequent disposition of such Common Stock, as capital gain. If an optionee disposes of Common Stock acquired through the exercise of an Incentive Stock Option before satisfying the Statutory Holding Periods (a “Disqualifying Disposition”), the optionee may recognize both compensation income (taxable as ordinary income) and capital gain in the year of disposition. The amount of the compensation income generally equals the excess of (1) the lesser of the amount realized on disposition or the fair market value of the Common Stock on the exercise date over (2) the exercise price. This income is subject to income tax, but not to income or employment tax withholding. The balance of the gain (or loss) that the optionee realizes on such a disposition, if any, is long-term or short-term capital gain (or loss) depending on whether the Common Stock has been held for more than one year following exercise of the Incentive Stock Option.
AZZ is not entitled to any deduction with respect to the grant or exercise of an Incentive Stock Option or the optionee’s subsequent disposition of the shares acquired if the optionee satisfies the Statutory Holding Periods. If these holding periods are not satisfied, AZZ is generally entitled to a deduction in the year the optionee disposes of the Common Stock in an amount equal to the optionee’s compensation income.
Nonqualified Stock Options
A participant who is granted a stock option that is not an Incentive Stock Option (a “Nonqualified Stock Option”) recognizes no income upon grant of the option. At the time of exercise, however, the optionee generally recognizes compensation income equal to the difference between the exercise price and the fair market value of the AZZ shares received on the date of exercise. This income is subject to income and employment tax withholding. AZZ is generally entitled to an income tax deduction corresponding to the compensation income that the optionee recognizes.
When an optionee disposes of Common Stock received upon the exercise of a Nonqualified Stock Option, the optionee will recognize capital gain or loss equal to the difference between the sales proceeds received and the optionee’s basis in the stock sold. AZZ will not receive a deduction for any capital gain recognized by the optionee.
SARs
A participant who is granted a SAR recognizes no income upon grant of the SARs. At the time of exercise, however, the participant generally recognizes compensation income equal to any cash received and the fair market value of any AZZ Common Stock received. This income is subject to income and employment tax withholding. AZZ is generally entitled to an income tax deduction corresponding to the ordinary income that the participant recognizes.
Restricted Shares
Restricted shares are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code. A participant to whom we grant restricted shares may make an election under Section 83(b) of the Internal Revenue Code (a “Section 83(b) Election”) to have the grant taxed as compensation income at the date of receipt, resulting in the IRS taxing any future appreciation (or depreciation) in the value of the restricted shares as capital gain (or loss) upon a subsequent sale of the shares. Such an election must be made within 30 days of the date that we grant the restricted shares. In the event of a capital loss upon a subsequent sale of the shares, the participant will be limited in his or her ability to use this loss to offset his or her previously-recognized compensation income as a result of the Section 83(b) Election.
However, if a participant does not make a Section 83(b) Election, then the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless the participant makes a Section 83(b) Election, any dividends that we pay on Common Stock subject to the restrictions constitutes compensation income to the participant and compensation expense to us. Any compensation income the participant recognizes from a grant of restricted shares is subject to income and employment tax withholding. AZZ is generally entitled to an income tax deduction for any compensation income taxed to the participant.
Performance Awards and Restricted Stock Units
The grant of a performance award or restricted stock unit does not generate taxable income to a participant or an income tax deduction to the Company. Any cash and the fair market value of any AZZ Common Stock received as payment in respect of a performance

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PROPOSAL 3 – APPROVAL OF THE AZZ INC. LONG-TERM INCENTIVE PLAN
award or restricted share unit will constitute ordinary income to the participant. The participant’s income is subject to income and employment tax withholding. AZZ is generally entitled to an income tax deduction corresponding to the ordinary income that the participant recognizes.
Payment of Withholding Taxes
AZZ has the right to withhold or require a participant to remit to the Company an amount sufficient to satisfy any federal, state, local, or foreign withholding tax requirements on any grant or exercise made under the 2023 Plan. However, to the extent permissible under applicable tax, securities, and other laws, the Compensation Committee may, in its sole discretion, permit the participant to satisfy a tax withholding requirement by delivering shares of AZZ Common Stock that the participant previously owned or directing the Company to apply shares of Common Stock to which the participant is entitled as a result of the exercise of an option or the lapse of a period of restriction, to satisfy such requirement.
Company Tax Deduction
To the extent that a participant recognizes ordinary income in the circumstances described above, AZZ or the subsidiary for which the participant performs services will generally be entitled to a corresponding federal income tax deduction, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, and is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code. Any excise taxes due in the event of vesting or payment following a change in control will be the responsibility of the affected participant and in no event will the Company provide a gross-up of such excise taxes. If any amounts payable under the 2023 Plan would institute a parachute payment under Section 280G of the Internal Revenue Code, then such amount will be reduced to the extent necessary to provide the participant with the greatest aggregate net after tax receipt as determined by the Compensation Committee.
Equity Compensation Plan Information
The following table provides a summary of information as of February 28, 2023, relating to our equity compensation plans in which our Common Stock is currently authorized for issuance.
	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
Equity compensation plans approved by shareholders(1)	353,515(2)	$—	1,551,407(3)

(1)
Consists of the 2014 Long-Term Incentive Plan (“2014 Plan”) and the 2018 Employee Stock Purchase Plan (“2018 ESPP”). See Note 13 to the consolidated financial statements included in Part II. Item 8 of the Annual Report on Form 10-K filed with the SEC on April 25, 2023 for further information.

(2)
Consists of outstanding awards, including 200,969 RSUs and 152,546 PSUs.

(3)
Consists of (i) 401,929 shares remaining available for future issuance under the 2014 Plan; and (ii) 1,149,478 shares remaining available for issuance under the 2018 ESPP.

Shareholder Approval
The 2023 Plan is subject to shareholder approval at the Annual Meeting. The affirmative vote of the holders of a majority of the total number of shares voting “FOR” or “AGAINST” the 2023 Plan at the meeting, assuming a quorum is present, is required for approval of the 2023 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AZZ INC. 2023 LONG-TERM INCENTIVE PLAN.

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AUDIT COMMITTEE REPORT
The Company’s Audit Committee is composed entirely of non-management directors. The Board of Directors has determined that all members of the Audit Committee are independent as that term is defined in the NYSE’s listing standards and Section 10A(m)(3) of the Exchange Act, and that Messrs. Berce and Purvis each qualifies as an Audit Committee financial expert as defined in the SEC rules adopted under the Sarbanes-Oxley Act of 2002.
The Audit Committee has sole authority for the appointment and replacement of the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews with the auditors the plan and scope of the annual audit. It reviews with management and the independent auditor the annual audited financial statements and recommends to the Board of Directors whether they should be included in AZZ’s Annual Report. It similarly reviews quarterly financial reports and all earnings press releases. The Audit Committee also has general oversight of AZZ’s accounting, financial reporting and internal audit function. Management is responsible for the preparation, presentation and integrity of AZZ’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Grant Thornton LLP (“GT”), an independent registered public accounting firm and our independent auditor for the fiscal year ended February 28, 2023, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
The Audit Committee meets with AZZ’s director of internal audit and GT with and without management present to discuss the results of their examinations, their evaluations of AZZ’s internal controls and the overall quality of AZZ’s financial reporting.
The Audit Committee serves as an oversight role, providing advice, counsel and direction to management and GT on the basis of information it receives, discussions with management and GT, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee members’ functions are not intended to duplicate or to certify the activities of management and GT.
The Audit Committee operates under a written charter, which complies with all current regulatory requirements and was adopted by the Board of Directors. A copy of the full text of the charter is available on AZZ’s website at www.azz.com/investor-relations. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.
In fulfilling its oversight responsibilities, the Audit Committee has:
•
reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended February 28, 2023;

•
discussed the reasonableness of significant accounting judgments and critical accounting policies and estimates;

•
discussed the adequacy and effectiveness of AZZ’s financial reporting procedures, disclosure controls and procedures, and internal control over financial reporting, including management’s assessment and report on internal control over financial reporting:

•
discussed with GT the matters required to be discussed by PCAOB Auditing Standard No. 1301 “Communications with Audit Committees” and the matters required to be discussed by applicable requirements of the Securities and Exchange Commission; and

•
received the letter and the written disclosures from GT required by Rule 3520 of the PCAOB and discussed with GT the independence of GT.

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AUDIT COMMITTEE REPORT
Based on the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in AZZ’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended February 28, 2023.
Audit Committee
Daniel E. Berce (Chair)
Paul Eisman
Clive A. Grannum
Venita McCellon-Allen
Steven R. Purvis

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Independent Auditor Fees
The following table represents the fees incurred for professional services rendered by GT, our independent auditors, for the audit of our financial statements for fiscal years 2023 and 2022. All services listed below were pre-approved by the Audit Committee.
	February 28, 2023	February 28, 2022
Audit Fees(1)	$1,384,413	$776,348
Audit-Related Fees(2)	38,390	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,422,803	$776,348

(1)
Includes fees for services related to the annual audit of the consolidated financial statements, and review of AZZ’s quarterly reports on Form 10-Q, statutory audits required domestically and internationally, comfort letters and consents.

(2)
Includes fees for services related to audits of employee benefit plans.

Pre-approval of Non-Audit Fees
The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit related services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. All of the fees listed above were approved in accordance with this policy. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services where the fees for the engagement do not exceed $50,000 per project and $100,000 in the aggregate, provided that the chair reports any decisions to the Audit Committee at its next scheduled meeting.

95

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected Grant Thornton LLP (“GT”) to serve as our independent registered public accounting firm for the fiscal year ending February 29, 2024, subject to your ratification. Representatives of GT will be present at the Annual Meeting to respond to questions and will have the opportunity to make a statement should they desire to do so.
The Board of Directors is asking you to ratify the selection of GT to serve as AZZ’s external financial auditor for fiscal year 2024. Although our Bylaws do not require this ratification, the Board of Directors believes that the selection of the independent registered public accounting firm is an important matter for shareholder consideration and that such a proposal provides shareholders with an important opportunity to provide direct feedback to the Board of Directors on an important issue of corporate governance. If AZZ’s shareholders do not ratify the selection of GT, AZZ will consider that action as feedback to the Audit Committee and the Board of Directors to consider the selection of a different accounting firm. Even if you do ratify the selection of GT, the Audit Committee may select a different independent registered public accounting firm, subject to ratification by the full Board of Directors, whenever it determines that such a change would be in the best interests of AZZ and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF GT TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 29, 2024.

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ANNUAL MEETING INFORMATION AND OTHER MATTERS
Proxy Materials and Voting Information
Why am I receiving these materials?
AZZ has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail in connection with the Company’s solicitation of proxies for use at the Annual Meeting to be held on Tuesday, July 11, 2023 at 10:00 a.m. local time at One Museum Place, 4th Floor, 3100 West 7th Street, Fort Worth, Texas 76107, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or made available to shareholders on or about May 30, 2023. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
What is included in these materials?
These materials include:
•
This Proxy Statement for the Annual Meeting; and

•
The Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2023 (the “Annual Report”).

If you requested printed versions by mail, these materials also include the proxy card and voting instructions for the Annual Meeting.
What items will be voted on at the Annual Meeting?
You will be voting on the following:
•
The election of ten (10) nominees to the Company’s Board of Directors named in this Proxy Statement, each to serve for a one-year term (Proposal 1);

•
A non-binding advisory resolution to approve AZZ’s executive compensation program (Proposal 2);

•
Approval of AZZ Inc.’s 2023 Long-Term Incentive Plan (Proposal 3); and

•
Ratification of the appointment of Grant Thornton LLP to serve as AZZ’s independent registered public accounting firm for the fiscal year ending February 29, 2024 (Proposal 4).

AZZ will also consider any other business that may properly come before the meeting.
What are the Board of Directors’ voting recommendations?
The Board of Directors recommends that you vote your shares:
•
“FOR” the election of the ten (10) nominees to serve on the Board for a one-year term (Proposal 1);

•
“FOR” the approval of AZZ’s executive compensation program (Proposal 2);

•
“FOR” the approval of AZZ Inc.’s 2023 Long-Term Incentive Plan (Proposal 3); and

•
“FOR” the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2024 (Proposal 4).

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, AZZ uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company has sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials on the Internet or to request a printed copy are detailed in the Notice. In addition, shareholders are always able to request printed proxy materials by mail or electronically by emailing info@azz.com. The

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ANNUAL MEETING INFORMATION AND OTHER MATTERS
Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and the cost to the Company associated with printing and mailing hard copies of proxy materials.
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to use the Internet to:
•
View the Company’s proxy materials for the Annual Meeting; and

•
Instruct the Company to send future proxy materials to you by email.

The Company’s proxy materials are also available at www.azz.com/investor-relations. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
Who may vote at the Annual Meeting?
Each share of the Company’s Common Stock is entitled to one vote on each matter. Holders of Series A Preferred Stock are entitled to a number of votes on all matters presented to holders of voting capital stock of the Company equal to the number of shares of the Company’s Common Stock then issuable upon conversion of such holders’ Series A Preferred Stock, subject to certain limitations set forth in the certificate of designation related thereto. Only shareholders of record as of the close of business on May 12, 2023 (the “Record Date”), are entitled to receive notice of, to attend, and to vote at the Annual Meeting. In addition to shareholders of record of the Company’s Common Stock, beneficial owners of shares held in street name as of the Record Date can vote using the methods described below. As of the Record Date, approximately 24,996,688 shares of the Company’s Common Stock were issued and outstanding, and the holders of the Series A Preferred Stock were entitled to 4,145,455 votes. Pursuant to the Securities Purchase Agreement, dated May 13, 2022, relating to the issuance of the Series A Preferred Stock, Blackstone has agreed to vote in favor of certain matters proposed for approval at the Annual Meeting, including Proposals 2,3 and 4 herein.
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC (“Computershare”), you are considered the shareholder of record with respect to those shares, and the Notice was delivered directly to you by the Company.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by your financial investment organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.
If I am a shareholder of record of the Company’s shares, how do I vote?
If you are a shareholder of record, there are four ways to vote:
In person. You may vote in person at the Annual Meeting by requesting a ballot when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.
By QR Code. Scan the QR code provided to vote online (www.proxyvote.com).
Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.
By Telephone. If you request printed copies of the proxy materials by mail or viewed electronic copies, you may vote by proxy by calling the toll free number found on the proxy card.
By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

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ANNUAL MEETING INFORMATION AND OTHER MATTERS
If I am a beneficial owner of shares held in street name, how do I vote?
If you are a beneficial owner of shares held in street name, there are four ways to vote:
In person. If you are a beneficial owner of shares held in street name and you want to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot when you arrive and a valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must provide both the copy of the legal proxy and your completed ballot to the inspector of election.
Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in your Notice. The availability of Internet voting may depend on the voting process of the organization that holds your shares.
By QR Code. Scan the QR code provided to vote online (www.proxyvote.com).
By Telephone. If you request printed copies or viewed electronic copies of the proxy materials, you may vote by proxy by calling the toll-free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.
By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.
What is the process to vote if I hold shares through the AZZ Inc. Employee Benefit Plan and Trust?
If you are a participant in the AZZ Inc. Employee Benefit Plan and Trust (the “Benefit Plan”), it is important that you direct Prudential Bank & Trust, FSB, the Benefit Plan’s trustee (the “Trustee) on how to vote your shares. If you hold shares of Common Stock in the Benefit Plan administered by Empower Retirement LLC and do not vote your shares or specify your voting instructions on your proxy card, the Trustee will vote those shares in the same proportion as the shares for which they have received voting instructions, unless the Trustee determines that doing so would be contrary to the Employee Retirement Income Security Act of 1974, as amended. Your proxy must be received no later than 11:59 p.m. Eastern Time, on July 6, 2023 so that there is adequate time to tabulate the voting instructions.
What is the quorum requirement for the Annual Meeting?
A majority of the shares issued and outstanding and entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business, commonly referred to as a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:
•
Are entitled to vote and you are present in person at the Annual Meeting; or

•
Have properly voted by proxy on the Internet, by telephone or by submitting a proxy card by mail.

If a quorum is not present, AZZ may propose to adjourn the Annual Meeting to solicit additional proxies.
How are proxies voted?
All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.
What happens if I do not give specific voting instructions?
Shareholders of Record. If you are a shareholder of record and you:
•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by AZZ’s Board of Directors; or

•
Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders, Thomas E. Ferguson and Philip Schlom, will vote your shares in the manner recommended by AZZ’s Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

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ANNUAL MEETING INFORMATION AND OTHER MATTERS
Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on routine matters but is not permitted to vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
The election of directors (Proposal 1), the non-binding advisory resolution approving the Company’s executive compensation program (Proposal 2), and the approval of the Company’s 2023 Long-Term Incentive Plan (Proposal 3) are all considered non-routine matters under applicable rules. A broker or other nominee cannot vote your shares without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals 1, 2 and 3.
The ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2024 (Proposal 4) is considered a routine matter under applicable rules. A broker or other nominee may generally vote your shares on routine matters, and therefore no broker non-votes are expected in connection with Proposal 4.
What is the voting requirement to approve each of the proposals?
The following table sets forth the voting requirement with respect to each of the proposals:
Proposal	Voting Requirement
1. Election of ten (10) director nominees named in this Proxy Statement, each for a one-year term.	Each director must be elected by a majority of the votes cast. A majority of votes cast means that the number of shares voted “FOR” a director must exceed the number of votes cast “AGAINST” that director. Any director not elected by a majority is expected to tender to the Board his or her resignation promptly following the certification of election results pursuant to the Company’s Bylaws. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject such resignation. The Board will act on such recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results. Abstentions and broker non-votes will have no effect on this vote.
2. Approval, on a non-binding advisory basis, of the Company’s executive compensation program.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or represented by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions and broker non-votes will have no effect on this vote.
3. Approval of AZZ Inc.’s 2023 Long-Term Incentive Plan.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or represented by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions and broker non-votes will have no effect on this vote.
4. Ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2024.
To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or represented by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions will have no effect on this vote.

How are broker non-votes and abstentions treated?
While broker non-votes and abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present, under AZZ’s Bylaws only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. Accordingly, broker non-votes and abstentions will have no effect on Proposals, 1 through 3. As previously noted, there are no broker non-votes expected in connection with proposal 4.
In order to minimize the number of broker non-votes, the Company strongly encourages you to vote or to provide voting instructions with respect to each proposal to the organization that beneficially holds your shares by carefully following the instructions provided in the Notice.

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ANNUAL MEETING INFORMATION AND OTHER MATTERS
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, you may change your vote using the Internet or telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card dated as of a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company’s Corporate Secretary at One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107 prior to the Annual Meeting.
Who will serve as the inspector of election?
A representative from Broadridge Financial Solutions, Inc. will serve as the inspector of elections.
Will a proxy solicitor be retained and, if so, what is the cost?
A proxy solicitor will not be retained.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•
As necessary to meet applicable legal requirements;

•
To allow for the tabulation and certification of votes; and

•
To facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to AZZ’s management team and the Board of Directors.
Where can I find the voting results of the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will disclose the final voting results in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.
How can I attend the Annual Meeting?
Admission to the Annual Meeting is limited to AZZ shareholders or their proxy holders. In order to be admitted to the meeting, each shareholder must present proof of stock ownership and a valid picture identification, such as a driver’s license or passport. Proof of stock ownership may consist of the proxy card or if shares are held in the name of a broker, bank or other nominee, an account statement or letter from the nominee indicating that you beneficially owned shares of AZZ Common Stock at the close of business on May 12, 2023, which is the Record Date for the Annual Meeting.
Other Information
The Board of Directors has not received valid notice of any other matters that will be presented at the Annual Meeting other than those described in this Proxy Statement. If any other business is properly brought before the shareholders at the Annual Meeting, all proxies that have been properly submitted will be voted in respect thereof as the proxyholders deem advisable.
Voting Securities
Shareholders of record on May 12, 2023, will be entitled to vote at the 2023 Annual Meeting of Shareholders. As of May 12, 2023, there were 24,996,688 shares of the Company’s Common Stock outstanding and 240,000 shares of Series A Preferred Stock outstanding. Each share of Common Stock entitles the holder to one vote on each matter voted on at the meeting. Holders of Series A Preferred Stock are entitled to a number of votes on all matters presented to holders of voting capital stock of the Company equal to the number of shares of the Company’s Common Stock then issuable upon conversion of such holders’ Series A Preferred Stock, subject to certain limitations

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ANNUAL MEETING INFORMATION AND OTHER MATTERS
set forth in the certificate of designation related thereto. As of the Record Date, the holders of the Series A Preferred Stock were entitled to 4,145,455 votes at the Annual Meeting. Pursuant to the Securities Purchase Agreement, dated May 13, 2022, relating to the issuance of the Series A Preferred Stock, Blackstone has agreed to vote in favor of certain matters proposed for approval at the Annual Meeting, including Proposals 2, 3 and 4 herein.
Incorporation by Reference
The Compensation Committee Report on Executive Compensation and the Audit Committee Report are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings that AZZ makes under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that AZZ specifically incorporates this information by reference. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.
Website Access to Reports and Other Information
Our website is www.azz.com. We make available free of charge through the Investor Relations tab of our website our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Conduct, and Board committee charters, are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our Corporate Secretary at One Museum Place, 3100 W. 7th Street, Suite 500, Fort Worth, Texas 76107.

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APPENDIX A
AZZ Inc. 2023 Long-Term Incentive Plan
1.
Purpose

This AZZ Inc. 2023 Long-Term Incentive Plan (the “Plan”) is intended to aid in attracting and retaining highly qualified personnel and to encourage those employees who materially contribute, by managerial or other innovative means, to the continued success of AZZ Inc. (the “Corporation”) or of an Affiliate, to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation’s or Affiliate’s long-term success.
2.
Effective Date

The Plan was originally adopted by the Board on April 6, 2023, 2023, contingent upon approval by the shareholders of the Corporation at its 2023 annual meeting of shareholders.
3.
Definitions

“Affiliate” means any domestic or foreign corporation or other entity in which the Corporation has a direct or indirect ownership of the outstanding voting stock or other equity interests of at least fifty percent (50%), provided, however, that “at least twenty percent (20%)” shall replace “at least fifty percent (50%)” where there is a legitimate business criteria for using such lower percentage.
“Award” has the meaning set forth in Section 6 of the Plan.
“Award Agreement” means an agreement entered into between the Corporation and a Participant setting forth the terms and conditions applicable to the Award granted to the Participant.
“Board” means the Board of Directors of the Corporation.
“Cause” means any of the following: (i) the commission by the Participant of a felony; (ii) the Participant’s dishonesty, habitual neglect or incompetence in the management of the affairs of the Corporation; or (iii) the refusal or failure by the Participant to act in accordance with any lawful directive or order of the Corporation, or an act or failure to act by the Participant which is in bad faith and which is detrimental to the Corporation.
“Change of Control” means one or more of the following events:
(i)   Any person within the meaning of Section 13(d) and 14(d) of the Exchange Act, other than the Corporation (including its Affiliates, directors or executive officers) has become the beneficial owner, within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50 percent or more of the combined voting power of the Corporation’s then outstanding Common Stock and any other class or classes of the Corporation’s outstanding securities ordinarily entitled to vote in elections of directors (collectively, “Voting Securities”) (other than through the purchase of Voting Securities from the Corporation); or
(ii)   Shares representing 50 percent or more of the combined voting power of the Corporation’s Voting Securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Corporation or its subsidiaries or affiliates); or
(iii)   As a result of the consummation of any reorganization, tender offer or exchange offer, merger or other business combination, sale of assets, actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person (within the meaning of Section 14d of the Exchange Act) other than the Board, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Corporation before the Transaction shall cease to constitute a majority of the Board of the Corporation or of any successor to the Corporation; or
(iv)   Following the effective date of the Plan, the Corporation is merged or consolidated with another corporation and as a result of such merger or consolidation less than 50 percent of the outstanding Voting Securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Corporation; or
(v)   The Corporation transfers more than 50 percent of its assets, or the last of a series of transfers results in the transfer of more than 50 percent of the assets of the Corporation, to another entity, other than an entity with respect to which the Corporation

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owns, or the shareholders of the Corporation own, immediately prior to such transfer or series of transfers, at least 51% of the outstanding equity securities.   For purposes of this subsection (v), the determination of what constitutes a transfer and what constitutes over 50 percent of the assets of the Corporation shall be made by the Committee, as constituted immediately prior to the events that would constitute a Change in Control if 50 percent of the Corporation’s assets were transferred in connection with such events, in its sole discretion.
(vi)   During any two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease to constitute a majority of the Directors, unless the election of each was approved by at least two-thirds of the Directors still in office who were Directors at the beginning of the period.
To the extent that Awards subject to Section 409A of the Code are payable upon a Change of Control, an event shall not be considered a Change of Control unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Corporation within the meaning of Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.
“Committee” means the Compensation Committee of the Board, provided that if the requisite number of members of the Compensation Committee are not Non-Employee Directors, the Plan shall be administered by a committee, all of whom are Non-Employee Directors, appointed by the Board and consisting of two or more directors with full authority to act in the matter. The term “Committee” shall mean the Compensation Committee or the committee appointed by the Board, as the case may be.   Notwithstanding the foregoing, the Board may grant Awards to Non-Employee Directors and administer the Plan with respect to such Awards. Furthermore, the term “Committee” shall include any delegate to the extent authority is delegated pursuant to Section 4 hereunder.
“Common Stock” means the Common Stock, par value $1.00 per share, of the Corporation and shall include both treasury shares and authorized but unissued shares and shall also include any security of the Corporation issued in substitution, in exchange for, or in lieu of the Common Stock.
“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended from time to time.
“Fair Market Value” means (a) the reported closing price of the Common Stock, on the relevant date as reported on the composite list used by The Wall Street Journal for reporting stock prices, or if no such sale shall have been made on that day, on the last preceding day on which there was such a sale, or (b) if clause (a) is not applicable, the value determined by the compensation committee using such reasonable method of valuation that complies with Section 409A of the Code and the regulations thereunder, or, with respect to Incentive Stock Options, the requirements of Section 422 of the Code.
“Grant Price” has the meaning set forth in subsection 8(c) of the Plan.
“Incentive Stock Option” means an Option which is so defined for purposes of Section 422 of the Code or any successor section and which is designated as such in the applicable Award Agreement.
“Non-Employee Director” means a person who is a “Non-Employee Director” for purposes of Rule 16b-3 under the Exchange Act, or any successor provision.
“Nonqualified Stock Option” means any Option which is not an Incentive Stock Option.
“Option” means a right to purchase a specified number of shares of Common Stock at a fixed option price equal to no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Award is granted.
“Other Stock-Based Award” has the meaning set forth in Section 12 of the Plan.
“Option Price” has the meaning set forth in subsection 7(b) of the Plan.
“Participant” means an employee of the Corporation or an Affiliate selected by the Committee to participate in and receive Awards under the Plan or a Non-Employee Director selected by the Board or the Committee to participate in and receive Awards under the Plan (collectively, the “Participants”).
“Performance Award” shall mean any right granted under Section 11 of the Plan.
“Performance Goal” means the specific performance objectives as established by the Committee, which, if achieved, will result in the amount of payment, or the early payment, of the Award. The Performance Goal may consist of one or more or any combination of the following criteria: return on invested capital, stock price, market share, sales revenue, cash flow, earnings per share, return on equity,

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APPENDIX A
total shareholder return, gross margin, net sales, operating profit return on sales, costs and/or such other financial, accounting or quantitative metric determined by the Committee. The performance goals may be described in terms that are related to the individual Participant, to the Corporation as a whole, or to a subsidiary, division, department, region, function or business unit of the Corporation in which the Participant is employed. The Committee, in its discretion, may change or modify Performance Goals, or the related minimum level of achievement, in whole or in part, if it determines that a (i) change in the business, operations, corporate structure or capital structure of the Corporation, (ii) a change in the manner in which the Corporation conducts its business, (iii) a change in tax laws, accounting principles, (iv) acquisitions or divestitures, or (v) other unforeseen events, has caused the Performance Goals to become unsuitable.
“Permanent Disability” has the meaning provided for that term in Section 22(e)(3) of the Code or as otherwise determined by the Committee.
“Qualified Termination of Employment” means the involuntary termination of a Participant’s employment with the Corporation and/or its Affiliates within the two (2) year period following a Change of Control of the Corporation for any reason unless such termination is by reason of death or Permanent Disability or unless such termination is by the Corporation for Cause. Transfers of employment for administrative purposes among the Corporation and its Affiliates shall not be deemed a Qualified Termination of Employment.
“Restricted Period” shall mean the period of time during which the Transferability Restrictions applicable to Awards will be in force.
“Restricted Share” shall mean a share of Common Stock which may not be traded or sold, until the date the Transferability Restrictions expire.
“Restricted Share Unit” means the right, as described in Section 10, to receive an amount, payable in either cash or shares of Common Stock, equal to the value of a specified number of shares of Common Stock. No certificates shall be issued with respect to such Restricted Share Unit, except as provided in subsection 10(e), and the Corporation shall maintain a bookkeeping account in the name of the Participant to which the Restricted Share Unit shall relate.
“Retirement” and “Retires” means the termination of employment on or after the date the Participant (a) turns 65 years old or (b) turns 55 years old and has completed ten years of service with the Corporation or an Affiliate or as otherwise determined by the Committee.
“Stock Appreciation Right” has the meaning set forth in Section 8 of the Plan.
“Transferability Restrictions” has the meaning set forth in subsection 9(c) of the Plan.
4.
Administration

The Plan and all Awards granted pursuant thereto shall be administered by the Committee. The Committee, in its absolute discretion, shall have the power to interpret and construe the Plan and any Award Agreements. Any interpretation or construction of any provisions of the Plan or the Award Agreements by the Committee shall be final and conclusive upon all persons. No member of the Board or the Committee shall be liable for any action or determination made in good faith.
The Committee shall have the power to promulgate rules and other guidelines in connection with the performance of its obligations, powers and duties under the Plan, including its duty to administer and construe the Plan and the Award Agreements.
The Committee may authorize persons other than its members to carry out its policies and directives subject to the limitations and guidelines set by the Committee, and may delegate its authority under the Plan. The foregoing delegation of authority shall be limited as follows: (a) with respect to persons who are subject to Section 16 of the Exchange Act, the authority to grant Awards, the selection for participation, decisions concerning the timing, pricing and amount of a grant or Award and authority to administer Awards shall not be delegated by the Committee; (b) any delegation shall satisfy all applicable requirements of Rule 16b-3 of the Exchange Act, or any successor provision, and the Texas Business Organization Code; and (c) the Chief Executive Officer or other delegate shall not have the authority to grant Awards to himself or herself. Any person to whom such authority is granted shall continue to be eligible to receive Awards under the Plan.
5.
Eligibility

The Committee shall from time to time select the Participants from those employees whom the Committee determines either to be in a position to contribute materially to the success of the Corporation or Affiliate or to have in the past so contributed and from the members of the Board. Only employees (including officers and directors who are employees) of the Corporation and its Affiliates and

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APPENDIX A
members of the Board are eligible to participate in the Plan; provided, however, that Incentive Stock Options may be granted only to persons who are employees of the Corporation and its Affiliates.
6.
Form of Grants

All Awards under the Plan shall be made in the form of Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Awards, Other Stock-Based Awards or any combination thereof. Notwithstanding anything in the Plan to the contrary, any Awards shall contain the restriction on assignability in subsection 19(f) of the Plan to the extent required under Rule 16b-3 of the Exchange Act.
7.
Stock Options

The Committee or its delegate shall determine and designate from time to time those Participants to whom Options are to be granted, the number of shares of Common Stock to be granted/awarded to each and the periods the Option shall be exercisable. Such Options may be in the form of Incentive Stock Options or in the form of Nonqualified Stock Options. The Committee in its discretion at the time of grant may establish Performance Goals that may affect the grant, exercise and/or settlement of an Option. After granting an Option to a Participant, the Committee shall cause to be delivered to the Participant an Award Agreement evidencing the granting of the Option. The Award Agreement shall be in such form as the Committee shall from time to time approve. The terms and conditions of all Options granted under the Plan need not be the same, but all Options must meet the applicable terms and conditions specified in subsections 7(a) through 7(i):
(a)   Period of Option.   The Period of each Option shall be no more than 10 years from the date it is granted.
(b)   Option Price.   The Option price shall be determined by the Committee, but shall not in any instance be less than the Fair Market Value of the Common Stock at the time that the Option is granted (the “Option Price”).
(c)   Limitations on Exercise.   Unless otherwise determined by the Committee or its delegate at the time of grant, the Option shall not be exercisable until at least one year has expired after the granting of the Option, during which time the Participant shall have been in the continuous employ of the Corporation or an Affiliate or shall have continuously served as a member of the Board, as applicable; provided, however, that the Option shall become exercisable immediately in the event of a Qualified Termination of Employment of a Participant, without regard to the limitations set forth below in this subsection 7(c). Unless otherwise determined by the Committee or its delegate at the time of grant, at any time during the period of the Option after the end of the first year, the Participant may purchase up to twenty percent (20%) of the shares covered by the Option, and the Participant may purchase up to an additional twenty percent (20%) of the shares covered by the Option during each of the four subsequent one year periods; provided, however, that if the Participant’s employment is terminated for any reason other than death, Retirement or Permanent Disability, the Option shall be exercisable only for three months following such termination and only for the number of shares of Common Stock which were exercisable on the date of such termination. In no event, however, may an Option be exercised more than 10 years after the date of its grant.
(d)   Exercise after Death, Retirement, or Disability.   Unless otherwise determined by the Committee or its delegate at the time of grant, if a Participant dies, becomes Totally and Permanently Disabled, or Retires without having exercised the Option in full, the remaining portion of such Option may be exercised, without regard to the limitations in subsection 7(c), as set forth in subsection 14(c) below.
(e)   No Repricings.   No Option or Stock Appreciation Right may be repriced, replaced, re-granted through cancellation, or modified (except in connection with a change in the Common Stock or the capitalization of the Corporation as provided in Section 16 hereof) if the effect would be to reduce the Option Price of such Option or the Grant Price of such Stock Appreciation Right. In addition, no Option or Stock Appreciation Right may be repurchased or otherwise cancelled in exchange for cash (except in connection with a change in the Common Stock or the capitalization of the Corporation as provided in Section 16 hereof) if the Option Price of the Option or the Grant Price of the Stock Appreciation Right is equal to or less than the Fair Market Value of the Common Stock at the time of such repurchase or exchange. Notwithstanding anything herein to the contrary, the Committee may take any such action set forth in this subsection 7(e) subject to the approval of the shareholders.
(f)   Exercise; Notice Thereof.   Each Option shall be exercisable in accordance with the terms of the Award Agreement pursuant to which the Option was granted.   No Option may be exercised for a fraction of a share of Common Stock.   The purchase price of any Common Stock purchased pursuant to an Option shall be paid at the time of exercise of the Option, as the Committee may in each case in its discretion determine, (i) in cash, (ii) by certified or cashier’s check, (iii) in shares of Common Stock held prior to the exercise of the Option, (iv) by delivery of a copy of irrevocable instructions from the holder of the Option to a broker or dealer, reasonably acceptable to the Corporation, to sell certain of the shares of Common Stock purchased upon exercise of the Option

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APPENDIX A
or to pledge them as collateral for a loan and promptly to deliver to the Corporation the amount of sale or loan proceeds necessary to pay such purchase price or (v) in any other form of valid consideration permitted by the Committee in its discretion. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value.   A Participant shall have none of the rights of a shareholder with respect to shares covered by such Option until the Participant becomes the record holder of such shares.
(g)   Purchase for Investment.   It is contemplated that the Corporation will register shares sold to Participants pursuant to the Plan under the Securities Act of 1933. In the absence of an effective registration, however, a Participant exercising an Option hereunder may be required to give a representation that he/she is acquiring such shares as an investment and not with a view to distribution thereof.
(h)   Limitations on Incentive Stock Option Grants:
(i)   An Incentive Stock Option shall be granted only to an individual who, at the time the Option is granted, does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or Affiliates.
(ii)   For purposes of grants of Incentive Stock Options, “Affiliate” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.
(iii)   The aggregate Fair Market Value of all shares with respect to which Incentive Stock Options are exercisable by a Participant for the first time during any year shall not exceed $100,000. The aggregate Fair Market Value of such shares shall be determined at the time the Option is granted.
(i)   Tandem Grants.
(i)   At the same time as Nonqualified Stock Options are granted the Committee may also grant to designated Participants a tandem Stock Appreciation Right, subject to the terms and conditions of this subsection 7(i) and Section 8. If Nonqualified Stock Options and a Stock Appreciation Right are granted in tandem, as designated in the relevant Award Agreements, such tandem Option shall be cancelled to the extent that the shares of Common Stock subject to such Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right. The tandem Stock Appreciation Right shall expire when the period of the subject Option expires. Participants to whom a tandem Stock Appreciation Right has been granted shall be notified of such grant and of the Options to which such Stock Appreciation Right pertains. A tandem Stock Appreciation Right may be revoked by the Committee, in its sole discretion, at any time.
(ii)   At the time a Participant converts one or more shares of Common Stock covered by an Option to cash pursuant to a Stock Appreciation Right, such Participant must exercise one or more Nonqualified Stock Options, which were granted at the same time as the Option subject to such Stock Appreciation Right, for an equal number of shares of Common Stock. In the event that the number of shares and the Option Price per share of all shares of Common Stock subject to outstanding Options is adjusted as provided in the Plan, the above Stock Appreciation Rights shall automatically be adjusted in the same ratio which reflects the adjustment to the number of shares and the Option Price per share of all shares of Common Stock subject to outstanding Options.
8.
Stock Appreciation Rights

(a)   General.   The Committee or its delegate may from time to time designate those Participants who shall receive Awards of Stock Appreciation Rights. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of the difference between the Grant Price and the Fair Market Value of the Common Stock on the date of exercise.
(b)   Grant.   A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Nonqualified Stock Option.
(c)   Grant Price.   The Grant Price shall be determined by the Committee, provided, however, that such price shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant of the Stock Appreciation Right (the “Grant Price”), except that if a Stock Appreciation Right is at any time granted in tandem to an Option, the Grant Price of the Stock Appreciation Right shall not be less than the Option Price of such Option.
(d)   Term.   The term of each Stock Appreciation Right shall be such period of time as is fixed by the Committee; provided, however, that the term of any Stock Appreciation Right shall not exceed ten (10) years from the date of grant. The Committee in its discretion at the time of grant may establish Performance Goals that may affect the grant, exercise and/or settlement of a Stock Appreciation Right.

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(e)   Time and Method of Exercise.   The Committee shall establish in the applicable Award Agreement the time or times at which a Stock Appreciation Right may be exercised in whole or in part.
(f)   Form of Payment.   Payment may be made to the Participant in respect thereof in cash or in shares of Common Stock, or any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement. If stock-settled Stock Appreciation Rights are issued and paid, the number of shares counted against the Plan reserve shall be calculated as described in subsection 15(b).
9.
Restricted Shares

(a)   General.   The Committee or its delegate may from time to time designate those Participants who shall receive Awards of Restricted Shares. Each grant of Restricted Shares under the Plan shall be evidenced by an agreement which shall be executed by the Corporation and the Participant. The agreement shall contain such terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee and shall indicate the number of Restricted Shares awarded and the following terms and conditions of the award.
(b)   Grant of Restricted Shares.   The Committee shall determine the number of Restricted Shares to be included in the grant and the period or periods during which the Transferability Restrictions applicable to the Restricted Shares will be in force (the “Restricted Period”). Unless otherwise determined by the Committee at the time of grant, the Restricted Period shall be for a minimum of three years and shall not exceed ten years from the date of grant. The Restricted Period may be the same for all Restricted Shares granted at a particular time to any one Participant or may be different with respect to different Participants or with respect to various of the Restricted Shares granted to the same Participant, all as determined by the Committee at the time of grant.
(c)   Transferability Restrictions.   During the Restricted Period, Restricted Shares may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. Furthermore, a Participant’s right, if any, to receive Common Stock upon termination of the Restricted Period may not be assigned or transferred except by will or by the laws of descent and distribution. In order to enforce the limitations imposed upon the Restricted Shares, the Committee may (i) cause a legend or legends to be placed on any such certificates, and/or (ii) issue “stop transfer” instructions as it deems necessary or appropriate. The foregoing restrictions are in addition to, and without limitation of, the restrictions on transferability set forth in the applicable Award Agreement with respect to each grant of Restricted Shares (collectively, the “Transferability Restrictions”).
(d)   Dividend Equivalents.   Unless otherwise determined by the Committee, (i) during the Restricted Period, Participants will be credited with dividend equivalents equal in value to those declared and paid on shares of Common Stock, on all Restricted Shares granted to them, and (ii) these dividends will be regarded as having been reinvested in Restricted Shares on the date of the Common Stock dividend payments based on the then Fair Market Value of the Common Stock thereby increasing the number of Restricted Shares held by a Participant.   Any such dividend equivalents will be paid only to the extent the underlying Awards vest. Unless otherwise determined by the Committee or its delegate at the time of grant, prior to the vesting of Restricted Shares, holders of Restricted Shares under this subsection 9(d) (i) shall have none of the rights of a shareholder with respect to such shares, and (ii) shall not be entitled to receive distribution of rights in respect of such shares, nor to vote such shares as the record owner thereof.
(e)   Manner of Holding and Delivering Restricted Shares.   In the event a certificate is issued for Restricted Shares, such certificate shall be registered in the name of the Participant and deposited with the Corporation or its designee. These certificates shall remain in the possession of the Corporation or its designee until the end of the applicable Restricted Period or, if the Committee has provided for earlier termination of the Transferability Restrictions following a Participant’s death, Permanent Disability or earlier vesting of the shares of Common Stock, such earlier termination of the Transferability Restrictions. At whichever time is applicable, any such certificates representing the number of shares to which the Participant is then entitled shall be delivered to the Participant free and clear of the Transferability Restrictions; provided that in the case of a Participant who is not entitled to receive the full number of Shares evidenced by the certificates then being released from escrow because of the application of the Transferability Restrictions, those certificates shall be returned to the Corporation and canceled and a new certificate representing the shares of Common Stock, if any, to which the Participant is entitled pursuant to the Transferability Restrictions shall be issued and delivered to the Participant, free and clear of the Transferability Restrictions.   Notwithstanding the foregoing, Restricted Shares may be issued in uncertificated form, in which case the Corporation will advise its transfer agent of the Transferability Restrictions and the termination thereof.
10.
Restricted Share Units

(a)   General.   The Committee or its delegate shall from time to time designate those Participants who shall receive Awards of Restricted Share Units. The Committee shall advise such Participants of their Awards by a letter indicating the number of Restricted Share Units awarded and the following terms and conditions of the award.

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(b)   Grants of Restricted Share Units.   Restricted Share Units may be granted to Participants as of the first day of a Restricted Period. The number of Restricted Share Units to be granted to each Participant and the Restricted Period shall be determined by the Committee in its sole discretion.
(c)   Transferability Restrictions.   During the Restricted Period, Restricted Share Units may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. Furthermore, a Participant’s right, if any, to receive cash or Common Stock upon termination of the Restricted Period may not be assigned or transferred except by will or by the laws of descent and distribution. With respect to each grant of Restricted Share Units, the Committee shall determine the Transferability Restrictions which will apply to the Restricted Share Units for all or part of the Restricted Period. By way of illustration but not by way of limitation, the Committee may provide (i) that the Participant will forfeit any Restricted Share Units unless he or she is still employed by the Corporation or its Affiliates at the end of the Restricted Period, (ii) that the Participant will forfeit any or all Restricted Share Units unless he or she has met the Performance Goals according to the schedule determined by the Committee, (iii) that the Participant will become vested in Restricted Share Units according to a schedule determined by the Committee, or under other terms and conditions, including Performance Goals, determined by the Committee, and (iv) how any Transferability Restrictions will be applied, modified or accelerated in the case of the Participant’s death or Permanent Disability.
(d)   Dividend Equivalents.   Unless otherwise determined by the Committee, (i) during the Restricted Period, Participants will be credited with dividend equivalents equal in value to those declared and paid on shares of Common Stock, on all Restricted Share Units granted to them, and (ii) these dividends will be regarded as having been reinvested in Restricted Share Units on the date of the Common Stock dividend payments based on the then Fair Market Value of the Common Stock thereby increasing the number of Restricted Share Units held by a Participant. Any such dividend equivalents will be paid only to the extent the underlying Awards vest. Holders of Restricted Share Units under this subsection 10(d) shall have none of the rights of a shareholder with respect to such shares. Holders of Restricted Share Units are not entitled to receive distribution of rights in respect of such shares, nor to vote such shares as the record owner thereof.
(e)   Payment of Restricted Share Units.   The payment of Restricted Share Units shall be made in cash or shares of Common Stock, or a combination of both, as determined by the Committee at the time of grant. The payment of Restricted Share Units shall be made within 90 days following the end of the Restricted Period and, in any event, and, to the extent that the Restricted Stock Units are intended to be exempt from Section 409A of the Code, on a date no later than the later of (i) 2½ months following the end of the calendar year in which the Restricted Stock Units become vested, or (ii) 2½ months following the end of the Corporation’s fiscal year in which the Restricted Stock Units become vested.
11.
Performance Awards

The Committee or its delegate may from time to time designate those Participants who shall receive Performance Awards. Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award is subject to such Performance Goals, Transferability Restrictions and such additional conditions or terms as the Committee may designate. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan:
(a)   may be denominated or payable in cash, Common Stock (including, without limitation, Restricted Shares), other securities, or other Awards;
(b)   shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such Performance Goals during such performance periods as the Committee shall establish; and
(c)   as specified in the relevant Award Agreement, the Committee may provide that Performance Awards denominated in shares earn dividend equivalents. Dividend equivalents for Performance Awards will accrue and will not be paid unless and until the underlying Awards vest.
12.
Other Stock-Based Awards

The Committee or its delegate may from time to time designate those Participants who shall receive such other Awards (“Other Stock-Based Awards”) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock (including, without limitation, securities convertible into Common Stock), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions, including Performance Goals and Transferability Restrictions, of such Awards. Common Stock or other securities delivered pursuant to a purchase right granted under this Section 12 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Common Stock, other securities, or other Awards, or any combination thereof, as the Committee shall determine,

A-7

APPENDIX A
the value of which consideration, as established by the Committee shall not be less than the Fair Market Value of such Common Stock or other securities as of the date such purchase right is granted.
13.
Vesting; Acceleration in Certain Events

(a)   Each Award shall vest in accordance with the terms and conditions of the Award Agreement under which such Award is issued.
(b)   The Committee may accelerate the exercisability or other vesting of any Award in whole or in part upon a Participant’s Retirement, Permanent Disability, Death, workforce reduction, involuntary termination, Change of Control, disposition or similar event, pursuant to the terms of an Award or otherwise.   Notwithstanding the provisions of any Award Agreement, all of the Awards held by any Participant shall, to the extent not otherwise fully vested, fully vest immediately upon the Qualified Termination of Employment of such Participant.
14.
Termination of Employment or Service

(a)   The provisions in this Section 14 shall apply to all Awards, unless otherwise specifically provided in the Award Agreement.
(b)   In the event a Participant ceases to be an employee of the Corporation or its Affiliates or ceases to serve on the Board for any reason other than death, Retirement, Permanent Disability, or Cause or pursuant to a right of termination under an Employee’s employment agreement with the Corporation, (i) the Committee shall have the ability to accelerate the vesting of the Participant’s Awards, in its sole discretion, and (ii) any Option or Stock Appreciation Right held by such Participant shall be exercisable (to the extent exercisable on the date of termination of employment or rendition of services, or, if the vesting of such Option or Stock Appreciation Right has been accelerated, to the extent exercisable following such acceleration) at any time within three months after the date of termination of employment or rendition of services, unless by its terms the Option or Stock Appreciation Right expires earlier or unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term further; provided, however, that the term of any such Option or Stock Appreciation Right shall not be extended beyond its initial term.
(c)   In the event a Participant ceases to serve as an employee of the Corporation or its Subsidiaries or as a member of the Board due to death, Permanent Disability, Retirement, or Cause or pursuant to a right of termination under an Employee’s employment agreement with the Corporation, the Committee shall have the ability to accelerate the vesting of the Participant’s Awards, in its sole discretion, and the Participant’s Options or Stock Appreciation Right may be exercised as follows:
(i)   Death.   Except as otherwise limited by the Committee at the time of the grant of an Option or Stock Appreciation Right, if a Participant dies while serving as an employee of the Corporation or its Affiliates or as a member of the Board or within three months after ceasing to be an employee of the Corporation or its Affiliates or as a member of the Board, all of his or her Options and/or Stock Appreciation Rights shall become fully vested on the date of his or her death and shall expire twelve months thereafter, unless by their terms they expire sooner or unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term further; provided, however, that the term of any such Nonqualified Stock Option shall not be extended beyond its initial term. During such period, each such Option or Stock Appreciation Right may be fully exercised, to the extent that it remains unexercised on the date of death, by the Participant’s personal representative or by the distributees to whom the Participant’s rights under the Option or Stock Appreciation Right pass by will or by the laws of descent and distribution.
(ii)   Retirement.   If a Participant ceases to serve as an employee of the Corporation or its Affiliates or as a member of the Board as a result of Retirement, (i) the Committee shall have the ability to accelerate the vesting of the Participant’s Awards, in its sole discretion, and (ii) the Participant’s Options and/or Stock Appreciation Rights shall be exercisable (to the extent exercisable on the effective date of such Retirement or, if the vesting of such Options and/or Stock Appreciation Rights has been accelerated, to the extent exercisable following such acceleration) only at any time within three months after the effective date of such Retirement, unless by their terms the Options and/or Stock Appreciation Rights expire earlier or unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Option or Stock Appreciation Right shall not be extended beyond its initial term.
(iii)   Permanent Disability.   If a Participant ceases to serve as an employee of the Corporation or its Affiliates or as a member of the Board as a result of Permanent Disability, the Participant’s Awards shall become fully vested and shall expire twelve months thereafter, unless by their terms they expire sooner or, unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term; provided, however, that the term of any such Option or Stock Appreciation Right shall not be extended beyond its initial term.

A-8	2023 Proxy Statement

APPENDIX A
(iv)   Cause.   If a Participant ceases to be employed by the Corporation or its Affiliates or ceases to serve as a member of the Board because the Awardee’s employment or service relationship with the Corporation or an Affiliate is terminated for Cause, the Participant’s Awards (other than any Restricted Share or Restricted Share Unit Award that has already vested), and any rights related thereto, shall automatically expire on the date of such termination.   If any facts that would constitute Cause for termination or removal of a Participant are discovered after the Participant’s employment or service relationship with the Corporation or any of its Affiliates has ended, any Awards then held by the Participant (other than any Restricted Share or Restricted Share Unit Award that has already vested) may be immediately terminated by the Committee. Notwithstanding the foregoing, if a Participant is employed pursuant to a written employment agreement with the Corporation or an Affiliate, the Participant’s relationship with the Corporation or an Affiliate shall be deemed terminated for Cause for purposes of the Plan only if the Participant is considered under the circumstances to have been terminated “for cause” for purposes of such written agreement or the Participant voluntarily ceases to be an employee in breach of his employment agreement with the Corporation or an Affiliate.
(d)   If a Participant’s employment agreement with the Corporation or an Affiliate is terminated by either the Corporation, an Affiliate, or the Participant by providing a required or permitted notice of termination thereunder, the Awards that are exercisable as of the date of termination shall remain exercisable for a period of twelve months (three months if Incentive Stock Options) after the date of termination and shall expire at the end of such twelve-month period (three-month period if Incentive Stock Options).
(e)   If any amounts payable under the Plan would constitute a parachute payment under Section 280G(b)(2) of the Code then such amounts shall be reduced to the extent necessary to provide the Participant with the greatest aggregate net after tax receipt as determined by the Committee.
15.
Shares Subject to the Plan

(a)   The number of shares of Common Stock available with respect to all Awards that may be issued under the Plan shall not exceed 1,450,000 shares in the aggregate, all of which may be issued with respect to Incentive Stock Options. The maximum aggregate number of shares of Common Stock with respect to which Awards may be granted to any person during any calendar year shall not exceed 200,000 shares.
(b)   Shares subject to Awards, including dividend equivalents that pursuant to an Award are converted to additional shares, shall reduce the number of shares of Common Stock available for issuance under the under the Plan. Notwithstanding the previous sentence:
(i)
To the extent that an Award is cancelled, terminates, expires, or is forfeited for any reason, including by reason of failure to meet time-based and/or performance-based vesting requirements, any unissued or forfeited shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(ii)
The following shares may not again be made available for issuance as Awards under the Plan: (a) shares not issued or delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right, (b) shares that are tendered or withheld in payment of all or part of the Option Price of an Option, the Grant Price of a Stock Appreciation Right or other exercise price of an Award, or in satisfaction of tax withholding obligations, or (c) shares of Stock repurchased on the open market with the proceeds of the exercise of an Option.

(iii)
Upon the exercise of a Stock Appreciation Right the number of shares remaining available for issuance under the Plan shall be reduced by the full number of shares subject to the Stock Appreciation Right (rather than the number of shares delivered upon exercise).

(iv)
Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(v)
Subject to applicable New York Stock Exchange or other exchange requirements, the Committee may grant Awards pursuant to the Plan in connection with the assumption, conversion, replacement or adjustment of outstanding equity-based awards in the event of a corporate acquisition or merger, to individuals who were not employees of the Corporation or its subsidiaries immediately before such acquisition or merger. Shares covered by Awards granted pursuant to this subsection 15(b)(v) shall not reduce the reserved shares under the Plan.

(c)   The shares of Common Stock subject to the Plan may consist in whole or in part of authorized but unissued shares or of treasury shares, as the Board may from time to time determine.
16.
Changes in Capitalization

In the event there are any changes in the Common Stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, combination, or exchange

A-9

APPENDIX A
of shares, any separation of the Corporation (including a spin-off, split-up or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split, extraordinary cash dividend or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee, to the extent necessary to preserve the benefit to the Participant contemplated hereby, to reflect such changes in (a) the aggregate maximum number of shares that may be issued under the Plan, (b) the maximum number of shares of Common Stock covered by Awards which may be granted by the Chief Executive Officer or other delegate of the Committee within any calendar year period pursuant to a delegation by the Committee, (c) the maximum number of shares for which Awards may be granted to any Participant, (d) the number of shares and the Option Price per share of all shares of Common Stock subject to outstanding Options, (e) the number of shares and the Grant Price of all shares of Common Stock subject to outstanding Stock Appreciation Rights, (f), the number of Restricted Shares, Restricted Share Units, Performance Awards and Other Stock-Based Awards awarded to Participants, and (g) such other provisions of the Plan and individual Awards as may be necessary and equitable to carry out the foregoing purposes.
17.
Effect On Other Plans

All payments and benefits under the Plan shall constitute special compensation and shall not affect the level of benefits provided to or received by any Participant (or the Participant’s estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliate. The Plan shall not be construed to affect in any way a Participant’s rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.
18.
Term of the Plan

The term of the Plan shall be ten years, beginning July 11, 2023, and ending July 10, 2033, unless the Plan is terminated prior thereto by the Committee. No Award may be granted or awarded after the termination date of the Plan, but Awards theretofore granted or awarded shall continue in force beyond that date pursuant to their terms.
19.
General Provisions

(a)   No Right of Continued Employment.   Neither the establishment of the Plan nor the payment of any benefits hereunder nor any action of the Corporation, its Affiliates, the Board, the Board of Directors of any of the Affiliates, or the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates expressly reserve the right to discharge any Participant without liability to the Corporation, its Affiliates, the Board, the Board of Directors of any of the Affiliates or the Committee, except as to any rights which may be expressly conferred upon a Participant under the Plan.
(b)   Binding Effect.   Any decision made or action taken by the Corporation, the Board or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all persons. Notwithstanding anything in Section 3 to the contrary, the Committee may determine in its sole discretion whether a termination of employment for purposes of the Plan is caused by disability, retirement or for other reasons.
(c)   Modification of Awards.   The Committee may in its sole and absolute discretion, by written notice to a Participant, (i) accelerate the Restricted Period with respect to the Restricted Shares, Restricted Share Units, Performance Awards and Other Stock-Based Awards granted under the Plan, (ii) subject any Performance-Based Award or any other Award subject to Performance Goals to any policy adopted by the Corporation relating to the recovery of such Award to the extent it is determined that the Performance Goals were not actually achieved and/or (iii) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities or other Awards, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; provided however, that any Restricted Share Units, Performance Awards and Other Stock-Based Awards that are required to meet the requirements of Section 409A of the Code and the regulations thereunder shall be settled in a manner that complies with Section 409A of the Code and the regulations thereunder.   In the event of any merger, consolidation or any other corporate transaction or event having a similar effect, or in the event the Common Stock ceases to be publicly traded, the Committee in its sole and absolute discretion may take any action described in the preceding sentence, and, moreover, it may (i) provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced, (ii) provide that Awards will be settled in cash rather than shares of Common Stock, (iii) provide, in the event that Awards are not substituted or settled in cash, that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iv) provide that Performance Goals and performance periods for Awards for which the grant, vesting or payment is conditioned upon the attainment of one or more Performance Goals will be modified, or

A-10	2023 Proxy Statement

APPENDIX A
(v) any combination of the foregoing. The Committee shall also make or provide for such adjustments in each of the limitations specified in Section 15 as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this subsection 19(c). Except as provided in this subsection and in subsection 19(d), no amendment, suspension, or termination of the Plan or any Awards under the Plan shall, without the consent of the Participant, adversely alter or change any of the rights or obligations under any Awards or other rights previously granted the Participant.
(d)   Nonresident Aliens.   In the case of any Award granted to a Participant who is not a resident of the United States or who is employed by an Affiliate other than an Affiliate that is incorporated, or whose place of business is, in a State of the United States, the Committee may (i) waive or alter the terms and conditions of any Awards to the extent that such action is necessary to conform such Award to applicable foreign law, (ii) determine which Participants, countries and Affiliates are eligible to participate in the Plan, (iii) modify the terms and conditions of any Awards granted to Participants who are employed outside the United States, (iv) establish subplans, each of which shall be attached as an appendix hereto, modify Option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable, and (v) take any action, either before or after the Award is made, which is deemed advisable to obtain approval of such Award by an appropriate governmental entity; provided, however, that no action may be taken hereunder if such action would (i) materially increase any benefits accruing to any Participants under the Plan, (ii) increase the number of shares of Common Stock which may be issued under the Plan, (iii) modify the requirements for eligibility to participate in the Plan, or (iv) result in a failure to comply with applicable provisions of the Securities Act of 1933, the Exchange Act or the Code.
(e)   No Segregation of Cash or Shares.   The Restricted Share Unit accounts established for Participants are merely a bookkeeping convenience and neither the Corporation nor its Affiliates shall be required to segregate any cash or shares which may at any time be represented by Awards. Nor shall anything provided herein be construed as providing for such segregation. Neither the Corporation, its Affiliates, the Board nor the Committee shall, by any provisions of the Plan, be deemed to be a trustee of any property, and the liability of the Corporation or its Affiliates to any Participant pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by the Plan, and no such obligation of the Corporation or its Affiliates shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation or its Affiliates.
(f)   Non-transferability.   During the Participant’s lifetime, Options shall be exercisable only by such Participant. Awards shall not be transferable other than by will or the laws of descent and distribution upon the Participant’s death. Notwithstanding anything in this subsection 19(f) to the contrary, the Committee may, to the extent allowed under Rule 16b-3 of the Exchange Act, grant to designated Participants the right to transfer Awards to the Participant’s immediate family (as defined in Rule 16a-1(e) of the Exchange Act) or to a trust of which all beneficiaries are members of the Participant’s immediate family, and subject to the terms and conditions established by the Committee, provided that no such transfer shall be a transfer for value or a transfer to third-party financial institutions. Except as otherwise provided in the Plan, no benefit payable under or interest in the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of any Participant or beneficiary.
(g)   Texas Law to Govern.   All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Texas.
(h)   Purchase of Common Stock.   The Corporation and its Affiliates may purchase from time to time shares of Common Stock in such amounts as they may determine for purposes of the Plan. The Corporation and its Affiliates shall have no obligation to retain, and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of Common Stock purchased pursuant to this paragraph.
(i)   Use of Proceeds.   The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of Options shall be used for general corporate purposes.
(j)   Withholding. The Committee shall require the withholding of all taxes as required by law. In the case of exercise of an Option or payments of Awards whether in cash or in shares of Common Stock or other securities, withholding shall be as required by law and the terms and conditions established by the Committee. In the event any such withholding is undertaken through the withholding of shares of Common Stock or other securities, the Fair Market Value of the shares of Common Stock or other securities so withheld shall not exceed the minimum statutory withholding requirement.
(k)   Amendments.   The Committee may at any time amend, suspend, or discontinue the Plan or alter or amend any or all Awards and Award Agreements under the Plan to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the Common Stock or any other security of the Corporation is listed, and (3) permitted under applicable provisions of the Securities Act of 1933, as amended, and the Exchange Act (including Rule 16b-3 thereof); provided, however, that if any of the foregoing requires the approval by shareholders of any such amendment, suspension or discontinuance, then the Committee may take such action subject to the

A-11

APPENDIX A
approval of the shareholders. Except as provided in subsections 19(c) and 19(d) no such amendment, suspension, or termination of the Plan shall, without the consent of the Participant, adversely alter or change any of the rights or obligations under any Awards or other rights previously granted the Participant.
(l)   Section 409A of the Code.   To the extent that any Award is subject to Section 409A of the Code (“Section 409A”), such Award and the Plan is intended to comply with the applicable requirements of Section 409A and shall be limited, construed and interpreted in accordance with such intent. Such Award shall be paid in a manner that will comply with Section 409A, including the final treasury regulations or any other official guidance issued by the Secretary of the Treasury or the Internal Revenue Service with respect thereto.   If any payment with respect to an Award subject to Section 409A is payable upon the “separation from service” of a Participant who is a “specified employee” under Section 409A, then such payment shall not be made until six months have elapsed from the date of such separation from service, except as permitted under Section 409A.   Notwithstanding the foregoing, neither the Corporation, its Affiliates nor any of their respective directors, officers, employees or advisors (other than in the capacity of a Participant) shall be liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.
(m)   Without limiting the generality of Section 19(c) above, the Plan and any Awards granted hereunder shall be subject to the terms of the AZZ Inc. Compensation Recovery Policy adopted by the Board on January 20, 2016, as such may be amended from time to time, and to any other applicable clawback or compensation recovery policies that are adopted by the Board from time to time.

A-12	2023 Proxy Statement

APPENDIX B
Definition of Non-GAAP Measures
Certain financial and performance metrics in this Proxy Statement are considered Non-GAAP financial measures. While we believe that these Non-GAAP financial measures may be useful in evaluating AZZ, readers should consider these measures in addition to, but not instead of or superior to, the Company’s financial statements prepared in accordance with GAAP. These non-GAAP financial measures may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.
The following table provides a reconciliation for the year ended February 28, 2023 between net income calculated in accordance with GAAP to Adjusted Net Income and Adjusted EPS (dollars in thousands, except per share data):
	For the year ended February 28, 2023
	Amount	Per Diluted Share(1)
Net income available to common shareholders and diluted earnings per share	$(61,214)	$(2.45)
Adjustments:
Acquisition and transaction-related expenditures(2)	15,320	0.61
Additional depreciation related to Precoat acquisiton(3)	26,585	1.06
AIS JV equity in earnings	(2,597)	(0.10)
Loss on sale of AIS	159,910	6.40
Subtotal	199,218	7.98
Tax impact(4)	(37,884)	(1.52)
Total adjustments	161,334	6.46
Adjusted earnings and adjusted earnings per share from continuing operations	$100,120	$4.01

(1)
Earnings per share amounts included in the table above may not sum due to rounding differences.

(2)
Includes Corporate expenses related to the Precoat Metals acquisition, as well as the divestiture of AZZ Infrastructure Solutions business into the AIS JV.

(3)
Represents additional depreciation related to the Precoat Acquisition.

(4)
The non-GAAP effective tax rate for fiscal 2023 was 19.0%.

B-1

Map and Driving Directions to AZZ Inc.

3100 W 7th St
Fort Worth
Kimbell Art Museum
Will Rogers Memorial Center
Fort Worth Convention Center
W Lancaster Ave
W 5th St
Rivercrest Dr
Cut Off Rd
Camp Bowie Blvd
Hulen St
Chisholm Trail Pkwy
Pottery Barn
Fort Worth Zoo
W Rosedale St
W Allen Ave
E Allen Ave
E Hattie St
Hemphill St
S Main St
8th Ave
Evans Ave
BUS 287
287
347
199
280
30
35W

Instructions from Dallas/Fort Worth International Airport
1.
Head toward South 22nd Ave. on West 32nd St. (183 ft)

2.
Make a U-Turn onto West 32nd St. (0.1 miles)

3.
Turn slightly right onto South Service Rd. (1.3 miles)

4.
Take left ramp onto International Pkwy South (TX-97-SPUR) toward TX-183/TX-360 (0.9 miles)

5.
Take ramp onto TX-183 West (Airport Fwy) toward Ft. Worth (10.7 miles)

6.
Continue on I-820 (0.7 miles)

7.
Keep left onto TX-121 South toward Downtown Ft. Worth (7.1 miles)

8.
Take the exit toward Downtown/Belknap St. onto East Belknap St. (1.7 miles)

9.
Turn slightly left onto Energy Way (0.1 miles)

10.
Turn slightly right onto Summit Ave. (301 ft)

11.
Turn right onto West 7th St. (1.2 miles)

12.
Arrive at West 7th St. (One Museum Place) Your destination is on the right.

Instructions from Downtown Fort Worth
1.
Head toward West 6th St. on Taylor St. (124 ft)

2.
Turn right onto West 6th St. (0.2 miles)

.
Turn slightly right onto West 7th St. (1.6 miles)

Arrive at West 7th St. (One Museum Place) Your destination is on the right.

SCAN TO VIEW MATERIALS & VOTE

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V16487-P91298

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

AZZ INC.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Daniel E. Berce	☐	☐	☐
1b. Paul Eisman	☐	☐	☐
1c. Daniel R. Feehan	☐	☐	☐
1d. Thomas E. Ferguson	☐	☐	☐
1e. Clive A. Grannum	☐	☐	☐
1f. Carol R. Jackson	☐	☐	☐
1g. David M. Kaden	☐	☐	☐
1h. Venita McCellon-Allen	☐	☐	☐
1i. Ed McGough	☐	☐	☐
1j. Steven R. Purvis	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2:	**For**	**Against**	**Abstain**
2. Approve, on an advisory basis, AZZ's Executive Compensation Program.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3:	**For**	**Against**	**Abstain**
3. Approve AZZ Inc.'s 2023 Long-Term Incentive Plan.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4:	**For**	**Against**	**Abstain**
4. Ratify the appointment of Grant Thornton LLP, to serve as AZZ's independent registered public accounting firm for the fiscal year ending February 29, 2024.	☐	☐	☐

NOTE: Such other business as may properly come before the Annual Shareholders Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TOVIEW MATERIALS & VOTE AZZ INC.ONE MUSEUM PLACE3100 WEST 7TH STREET, SUITE 500 FORT WORTH, TX 76107 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by or before 11:59 P.M. Eastern Time on July 10, 2023 and 11:59 P.M. Eastern Time on July 6, 2023 for participants in the AZZ Inc. Employee Benefit Plan and Trust. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by or before 11:59 P.M. Eastern Time on July 10, 2023 and 11:59 P.M. Eastern Time on July 6, 2023 for participants in the AZZ Inc. Employee Benefit Plan and Trust. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V16487-P91298 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY proposal 3:1d.Thomas E. Ferguson!!!3.Approve AZZ Inc.'s 2023 Long-Term Incentive Plan.!!!1e.Clive A. Grannum!!!The Board of Directors recommends you vote FORForAgainstAbstain1f.Carol R. Jackson!!!4.Ratify the appointment of Grant Thornton LLP, to serve as AZZ's independent registered public accounting firm!!!1g.David M. Kaden!!!for the fiscal year ending February 29, 2024.1h.Venita McCellon-Allen!!!NOTE: Such other business as may properly come before the1i.Ed McGough!!!1j.Steven R. Purvis!!!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.comV16488-P91298AZZ INC.Annual Shareholders Meeting July 11, 2023, 10:00 AM, Local TimeThis proxy is solicited by the Board of DirectorsThe shareholders hereby appoint Thomas E. Ferguson and Philip Schlom, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of AZZ Inc. that the shareholders are entitled to vote at the Annual Shareholders Meeting to be held at 10:00 AM, Local Time on July 11, 2023, at One Museum Place, 3100 W. 7th Street, 4th Floor, Fort Worth, TX 76107, and any adjournment or postponement thereof.Attention participants in the AZZ Inc. Employee Benefit Plan and Trust: If you are a participant in the AZZ Inc. Employee Benefit Plan and Trust (the “Benefit Plan”), it is important that you direct Prudential Bank & Trust, FSB, the Benefit Plan's trustee (the “Trustee") on how to vote these shares. If you hold shares of common stock in the Benefit Plan administered by Empower Retirement L.L.C. and do not vote these shares or specify your voting instructions on your proxy card, the Trustee will vote those shares in the same proportion as the shares for which they have received voting instructions, unless the Trustee determines that doing so would be contrary to the Employee Retirement Income Security Act of 1974, as amended. Your proxy must be received no later than 11:59 P.M., Eastern Time, on July 6, 2023 so that there is adequate time to tabulate the voting instructions.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of AZZ's Board of Directors.Continued and to be signed on reverse side

AZZ INC.
ONE MUSEUM PLACE
3100 WEST 7TH STREET, 4TH FLOOR
FORT WORTH, TX 76107
To whom it may concern:
The undersigned holders of 6.0% Series A Convertible Preferred Stock (“Series A Preferred Stock”) of AZZ Inc. (the “Company”) hereby appoints Thomas E. Ferguson and Philip Schlom, and each of them individually, as attorneys-in-fact and proxies, with full power of substitution in each of them, for and in the name of the undersigned, to represent the undersigned and vote all shares of Series A Preferred Stock which the undersigned is entitled to vote, in each case “FOR” the election of each director nominee of the Company and “FOR” each other proposal made by the Company on the agenda at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, on Tuesday, July 11, 2023, at One Museum Place, 3100 West 7th Street, 4th Floor, Fort Worth, Texas 76107, or at any adjournment or postponement thereof. The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting.
[Signature page follows.]

BTO PEGASUS HOLDINGS ML HOLDCO, L.P.
By: BTO Pegasus Holdings ML Holdco GP LLC, its general partner
By:

Name: Christopher James
Title:  Authorized Person
Date:
BTO PEGASUS FD ML HOLDCO, L.P.
By: BTO Pegasus FD ML Holdco GP LLC, its general partner
By:

Name: Christopher James
Title:  Authorized Person
Date:
BTO PEGASUS ESC ML HOLDCO, L.P.
By: BTO Pegasus ESC ML Holdco GP LLC, its general partner
By:

Name: Christopher James
Title:  Authorized Person
Date: